UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05601

SEI Institutional International Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-676-1000

Date of fiscal year end: September 30, 2021

Date of reporting period: September 30, 2021

Item 1.	Reports to Stockholders.

September 30, 2021

ANNUAL REPORT

SEI Institutional International Trust

International Equity Fund
Emerging Markets Equity Fund
International Fixed Income Fund
Emerging Markets Debt Fund

Paper copies of the Funds’ shareholder reports are no longer sent by mail, unless you specifically request them from the Funds or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online and you will be notified by mail each time a report is posted on the Funds’ website and provided with a link to access the report online.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

September 30, 2021 (Unaudited)

To Our Shareholders:

The fiscal year ending September 30, 2021, saw strong returns for U.S. equities as investors gained exposure to businesses they believed would benefit from the improving economy and a “return to normal” enabled by the widespread availability of COVID-19 vaccines. Financial markets anticipated increased volatility around the U.S. presidential election, but with Joe Biden winning a close election for U.S. president, markets advanced higher and volatility generally declined. Expectations of further, but less expansive, fiscal stimulus from Congress and a less likely reversal of the corporate tax cuts under the Trump administration helped fuel this appreciation. Investor exuberance was also driven by a series of positive vaccine clinical trial results in November; the enthusiasm was sustained by subsequent emergency use authorizations by the FDA.

Work-from-home and mega-cap stocks gave up ground to cyclical and “go-out” names before a slight reversal later in the period. Market observers attributed this to the FOMC deciding to increase its projection for the federal-funds rate in 2023. Meanwhile, for the first time since April this year, the seven-day moving average of new COVID-19 cases reported in the U.S. stopped falling in mid-June after an impressive period of declines that had brought cases to their lowest levels since March 2020.

Tightening supply chain dynamics contributed to higher prices for both consumers and producers; this caused input prices for a wide variety of goods to increase, resulting in higher prices for consumers as well. Intermediate- and long-term interest rates increased from historically low levels due to evidence of rising global inflation. The U.S. Treasury yield curve steepened over the course of the fiscal year, especially as future expectations for a rebound in economic growth increased with the rising inflation expectations. U.S. Treasury yields further out the curve rose considerably as the yield on 10-year Treasurys rose by roughly 80 basis points. Government-bond yields (which had been rising slowly since the fall) began to spike further in February. The specter of a sharp increase in borrowing costs sent chills through markets during the second half of February, leading to selloffs of varying intensity before equity markets resumed their climb again in March.

The Federal Reserve’s (Fed) federal-funds rate target continued to range between 0.0% and 0.25% through the reporting period. Over the course of the third quarter, the Federal Open Market Committee (FOMC) moved incrementally closer to declaring a start date for tapering (reducing) asset purchases. The FOMC currently purchases $80 billion in Treasurys and $40 billion in agency mortgage-backed securities per month; Federal Reserve (Fed) Chairman Jerome Powell indicated that the tapering timeline could be determined at the November FOMC meeting. The central bank noted in its latest quarterly Summary of Economic Projections that the projected timing of the next fed-funds interest-rate hike has moved up to 2022 from 2023 (as projected in June).

Geopolitical events

In the U.S. general election in November, Joe Biden was declared the winner of the presidential race in early November. Most candidates from the Republican Party performed better in their races for state- and national-level offices compared to President Trump’s quest for a second term; in January, a violent security breach of the U.S. Capitol by a mob of protesters delayed—but did not stop—the counting of electoral votes in the U.S. Congress. Trump was impeached by the House of Representatives for inciting an insurrection—the first president in U.S. history to be impeached twice. Two weeks later, Joe Biden was inaugurated as president under heavy security provided by 25,000 National Guard troops.

In September 2020, the millionth victim of the COVID-19 outbreak was claimed globally, a figure that would climb to almost 5 million by the end of the fiscal year. The Delta wave of new COVID-19 cases drove U.S. infection and hospitalization counts to a peak at the beginning of September, just two weeks ahead of the country’s mid-September top in daily deaths. U.K. cases peaked during mid-July, and had a smaller resurgence in early September. Both episodes roughly coincided with high points in the hospitalization rate, while the number of daily deaths crested along with the early September infections surge. There were contrasting takes among global regions on how to approach the pandemic, with Asia broadly taking a zero-tolerance approach, Eastern Europe’s approach closer to Western Europe (to accept and live with it), and Latin America initially being dismissive (particularly in Brazil and Mexico), before moving to a more proactive stance.

SEI Institutional International Trust / Annual Report / September 30, 2021	1

LETTER TO SHAREHOLDERS (Continued)

September 30, 2021 (Unaudited)

President Joe Biden’s administration proposed a $6 trillion budget for the 2022 fiscal year that would serve as a starting point from which Congress can decide how to appropriate the country’s economic funding. The president incorporated his two major economic initiatives into the budget, infrastructure and families programs.

In August, the U.S. Senate approved a bipartisan infrastructure plan, which awaited approval in the House of Representatives at the end of the reporting period. Formally called the Infrastructure Investment and Jobs Act, the plan includes roughly $1 trillion with $550 billion in new spending over a five-year period. It is projected to add approximately two million jobs per year for a decade as the nation undertakes modernizing roads, railways, ports, public transit, airports and power grids; improving water quality and broadband access; and cleaning abandoned environmentally hazardous sites.

In a push to re-establish tourism ahead of the traditionally busy summer season, the EU approved a proposal made by the European Commission in May to ease travel restrictions within the bloc for vaccinated foreigners. Tensions between the EU and China—which have flared over the last six months as the EU condemned China’s record on human rights and China imposed retaliatory economic sanctions—remained unsettled. In May, the European Parliament suspended ratification of the Comprehensive Agreement on Investment that EU and Chinese leaders had finalized in December 2020. As for U.S.-EU trade relations, friction smoothed as the European Commission delayed an increase to tariffs on the U.S. that had been planned in response to the Trump administration’s tariffs on European metals; existing tariffs will remain as the two sides negotiate a long-term solution.

Finance ministers and central bank leaders from the Group of 20 (G-20), representing the world’s 20 largest economies, unanimously agreed to endorse the major components of a tax plan that would establish a global minimum corporate tax of at least 15%. The agreement was finalized just after the end of the reporting period and was expected to crack down on tax havens used by companies to avoid paying income tax in their countries of residence.

Economic performance

A 4.0% gain in U.S. gross domestic product (GDP) in the fourth quarter of 2020 resulted in a decline of 3.5% for the full year, the worst figure since at least the end of World War II. The U.S. economy expanded at a robust annualized rate of 6.3% in the first quarter of 2021; consumer spending (which accounts for nearly 70% of U.S. economic activity) spiked by 11.3% as Americans put their stimulus payments to work, providing a much-needed boost to restaurants, hotels and airlines. Overall U.S. economic growth measured an annualized 6.7% during the second quarter, just above the first-quarter pace, as service-oriented businesses anticipated saw continued gains from the rise in vaccinations and reopenings. A widely followed tracking estimate from the Federal Reserve Bank of Atlanta put third-quarter growth at 0.5% as supply-chain issues and the Delta variant again challenged economic growth.

After touching a 50-year low of 3.5% early in 2020 and then jumping as high as 14.8% at the beginning of the pandemic (prior to the start of the fiscal year), the U.S. unemployment rate remained over 6.0% through April, with the final figure settling at 4.8% in September 2021, down from 7.8% a year earlier. The labor-force participation rate ended at 61.6%, up from 61.4% a year earlier. Average hourly earnings gained 4.6% over the fiscal year, as the leisure and hospitality industry continued to reopen and looked to boost pay in order to fill vacant positions.

Two off-cycle moves before the start of the fiscal year brought the federal-funds rate to near zero and were designed to bolster the economy in response to the economic threat posed by the coronavirus outbreak; the emergency actions were the first since the global financial crisis. Additionally, the Fed committed to purchasing unlimited amounts of Treasurys and established or renewed multiple facilities designed to support the economy. The FOMC held the federal-funds rate near zero throughout the third quarter and continued its asset purchases apace ($80 billion in Treasurys and $40 billion in agency mortgage-backed securities per month). In its September statement, it indicated that the U.S. economy had made progress toward its employment and price stability goals, and that if progress continues as expected, a moderation in the pace of asset purchases may soon be warranted. Its latest Summary of Economic Projections (SEP), released in mid-September, featured a projected increase in the federal-funds rate to 1.0% in 2023 (up from 0.6% in its June projection). The SEP also depicted higher real gross domestic product (GDP) and inflation projections for 2021, although out-year projections were only modestly higher.

2	SEI Institutional International Trust / Annual Report / September 30, 2021

Market developments

The S&P 500 Index returned 30.00% during the fiscal year. Large-cap value stocks (as measured by the Russell 1000® Value Index) gained 35.01% and led large-cap growth stocks (as measured by the Russell 1000® Growth Index), which rose 27.32%. At the sector level, energy, financials and capital goods stocks led, while utilities, consumer staples and consumer discretionary lagged. Overall, U.S. equities outpaced major developed markets during the fiscal year.

Small-cap stocks, which tend to be value-oriented and sensitive to the success or decline in a local economy, outperformed large caps overall. U.S. large-cap stocks (Russell 1000® Index) finished the reporting period up 30.96%, while small-cap stocks (Russell 2000® Index) finished the period ahead 47.68%. The reason for this difference in performance was a shift in investor preference toward companies with smaller market caps and lower valuation ratios. These companies were viewed as able to benefit from the post-pandemic economic recovery and primed for a rebound following a prolonged period of prior underperformance.

Developed markets, as measured by the MSCI World Index (Net), finished up 28.82% for the year, outperforming emerging markets. The MSCI Emerging Markets Index (Net) finished the reporting period up 18.20% in U.S. dollar terms. Emerging-market equities were on a tear in the first quarter of the reporting period (after bottoming early in the pandemic) but gave up some ground over the remainder of the fiscal year. The best-performing region was EM EMEA, which was lifted by strong performance from Russia and the Gulf countries as they benefited from tightness in oil supply and rising oil prices. EM Asia was a relative benchmark laggard as pandemic restrictions continued to disrupt the area’s consumption and services sector.

The MSCI Europe Index (Net) advanced 27.25% in U.S. dollar terms. The MSCI ACWI Index (Net), a proxy for global equities in both developed and emerging markets, rose 27.44% in U.S. dollar terms. The FTSE UK Series All-Share Index recorded a 33.39% gain in U.S. dollar terms over the full reporting period.

U.S. investment-grade corporate debt, as represented by the Bloomberg US Corporate Investment Grade Index, returned 1.74%, while the U.S. high-yield market, as measured by the ICE BofA US High Yield Constrained Index, benefited from a broad reopening of the U.S. economy and was up 11.46% during the reporting period. Within the high-yield market, energy remained the largest sector, and it easily outperformed the broader market. Lower-quality issues also outperformed, as CCC rated securities led, followed by B and BB rated. U.S. asset-backed securities managed a small gain as the health of U.S. consumers improved during the fiscal year; mortgage-backed securities were down slightly, as elevated supply and fast prepayment speeds offset the Fed adding around $40 billion of MBS to its balance sheet each month.

Inflation-sensitive assets, such as commodities and Treasury inflation-protected securities (TIPS), were higher. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) finished up 42.29% over the full one-year period due to increased demand expectations, as well as constrained supply in certain markets; the Bloomberg 1-10 Year US TIPS Index (USD) moved 5.75% higher during the reporting period as it benefited from higher inflation expectations in the U.S.

Global fixed income, as measured by the Bloomberg Global Aggregate Index, was down 0.91%. Emerging-market debt (EMD) delivered positive performance due to an improving growth outlook in the region relative to developed markets. The JP Morgan Global Bond Index-Emerging Markets (GBI-EM) Global Diversified Index, which tracks local-currency-denominated EM bonds, gained 2.63% in U.S. dollar terms. The JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index, which tracks EMD denominated in external currencies (such as the U.S. dollar), was up 4.36%.

After the U.S. dollar initially rebounded from its January low (relative to a trade-weighted basket of foreign currencies), it resumed an overall downward trend and neared its earlier low again in May before recovering some in the final quarter of the fiscal year. After hitting an all-time low in 2020 before the start of the reporting period, the West Texas Intermediate crude-oil price reached a 7-year high in the final month of the fiscal year due to optimistic forecasts for global economic growth and increased demand for crude.

SEI Institutional International Trust / Annual Report / September 30, 2021	3

LETTER TO SHAREHOLDERS (Continued)

September 30, 2021 (Unaudited)

Our view

In a natural reaction to the prospect of more lockdowns and delayed returns to normal life given the surge in COVID-19 infections that began this past May, investors revisited stocks that benefited the most during 2020—namely the work-at-home, big technology companies and other large-cap stocks that do well when interest rates fall (lower interest rates make future cash flows of these types of stocks more attractive). However, the subsequent bounce-back in growth- and momentum-oriented large-cap stocks at the expense of value and cyclical stocks has already shown signs of deteriorating as rates spiked at the end of the third quarter.

We expect economic growth—in the U.S. and globally—to continue over the next year or two at a pace that meaningfully exceeds the sluggishness of the years that followed the 2007-to-2009 global financial crisis; the recent gloom about flagging economic growth is likely a bit overdone.

Household wealth is at an all-time high, owing to booming stock and home prices. A big decline in the saving rate has helped cushion the blow to consumer spending; still, saving as a percentage of disposable income remains elevated compared to pre-pandemic levels. We think households generally can adjust to a decline in pandemic relief payments without necessitating a sharp contraction in their expenditures.

The impact of COVID-19 on global supply chains has been a more significant impediment. Vendor deliveries have seldom been as slow in the 74-year history of the Institute for Supply Management’s (ISM) survey as they are now, even with the situation having eased slightly since May. Inventories remain exceedingly low relative to demand.

Input costs have been rising rapidly, but companies have been able to compensate by passing along their increased costs to customers. After-tax corporate margins an economy-wide basis hit a new all-time high in the second quarter, rising to 14.9% of sales.

Corporate pricing power is the good news. The bad news is that inflation keeps exceeding consensus expectations. We still expect inflation to run at higher rate for a longer period than has been commonly assumed, not just over the next one or two years, but well into the decade.

Growth in unit labor costs typically plummets when the economy emerges from recession. Now, however, unit labor costs are running near a 2.7% rate—the fastest pace since the peak of the 2002-to-2007 expansion.

While commodity inflation and parts shortages may indeed prove transitory, it isn’t clear whether the labor shortage and resultant pressure on compensation growth will be as quick to revert to lower levels. The tax and regulatory initiatives of the Biden administration will likely add to the cost pressures facing businesses in the years immediately ahead.

Since U.S. demand is expected to remain robust as economic growth normalizes, it would not be surprising to see companies continue passing along their increased costs. Inflation over the long haul could thus be closer to 3% than the 2% or so currently expected by the Fed and most investors.

If that turns out to be the case, the Fed may be forced to raise interest rates higher and faster over the next three years than anticipated.

A concern that is much nearer in timeframe is the fight in Washington over infrastructure spending and the debt limit. We assume President Biden will get about half of what he is seeking, but the devil will be in the details. Investors are probably right not to react too dramatically to every development. The debt-limit drama, however, could elicit a more significant disruption as the deadline for must-pass legislation nears. Although the debt ceiling will be raised, the wrangling over it will almost certainly come down to the wire.

We suggest focusing on longer-term considerations: The latest COVID-19 wave will eventually pass. Economic growth should stay relatively strong in 2022. Households are in solid financial shape and will benefit as employment and wages continue to move higher. Companies are still able to pass along increased costs and maintain high profit margins. Fed policy is still biased toward easing, allowing the economy to run hot at the risk of higher inflation. This should all create a favorable backdrop for risk assets and support a resumption in the coming months of the cyclical/ financial/value trend versus growth/technology.

Other developed countries are broadly on the same path as the U.S., and are reacting to the same catalysts.

4	SEI Institutional International Trust / Annual Report / September 30, 2021

Purchasing managers’ surveys from recent months show that U.S. economic growth is cooling, yet still strong versus pre-pandemic levels. Activity in Europe, led by Germany, appears to be on the upswing—boosted by a decline in Delta (which has allowed for more travel and tourism in Europe) and an increase in EU fiscal support.

The major outlier is Japan, which has been rather weak so far this year versus its industrial-country peers. Inflation-adjusted GDP fell in the first quarter and posted only a tepid gain in the second quarter. Economists blame COVID-19-related restrictions. The global shortage in the supply of semiconductor chips, meanwhile, has impeded auto production. Citizens nonetheless blamed Prime Minister Yoshihide Suga. In response, he pledged to cede leadership of the Liberal Democratic Party to former foreign minister Fumio Kishida, who is expected to also succeed Suga as prime minister following the November elections.

U.S. inflation may be near a peak, but a further acceleration appears in store for Europe. The immediate concern for households in the region is the cost of energy. Even without energy-production shortages, electricity prices across Europe tend to be much higher than in North America—especially for households, particularly in Germany. The U.K. is in the midst of a petrol crisis due to an inability to make deliveries to gas stations amid a severe truck-driver shortage.

Europe’s energy woes probably won’t cause the region’s governments to deviate from the climate-change agenda they have put in place. The German election underscores this point. Although it will take a couple of months to cobble together a coalition, all political parties are committed to reducing carbon admissions.

Beyond energy, Europe’s reopening should cause the price of services to rise as they have in the U.S., albeit to far less of an extent. The overwhelming assumption is that any pickup in inflation will be short-lived.

China is dominating investor perceptions of emerging markets. The Xi government’s push to enforce “common prosperity” has had far-reaching effects on corporate China. The country’s 20-year boom has exacerbated social inequality. Crackdowns on for-profit tutoring companies, major gig employers, and individuals (notably, Jack Ma) is a brutal but effective way of addressing disparities in wealth and income.

Although some of these moves have hurt foreign equity investors, it’s unclear whether the economy itself will be severely constrained. China is a huge country with tremendous internal capital upon which to draw. Foreign companies probably won’t cut and run, but they will certainly be forced to play by Beijing’s rules if they stay.

We expect diversification of supply chains away from China at the margin, but this has been happening anyway. It is in advanced countries’ interests to be more self-sufficient in producing critical products. But China is too big, too efficient and too important a manufacturer for the world to turn its back on.

China’s economic growth rate should nevertheless slow as a result of the government’s actions. Property development has been the driving force behind its rapid expansion over the past 15 years. Critics of China’s economic model have wondered for years if the bill would ever come due. It might be coming due now.

We are watching the trend in commodity prices for hints that pressure on China’s construction activity is beginning to reverberate beyond its borders. So far, there has been little sign of that occurring. Iron ore prices have plunged, but that appears to have been caused primarily by government-mandated closures of steel plants in an effort to curb pollution.

Even within China itself, investors seem to be taking the Evergrande debacle in stride. The effective yield on the country’s high-yield bonds has been rising sharply since May, but it is nowhere near the 40% yield reached in 2008. It also remains some six percentage points below the high reached in 2011, when the government clamped down on excessive credit growth and rampant speculation in the property and stock markets.

In contrast to high yield, the yield on Chinese investment-grade bonds is currently at its lowest level in the past 20 years—indicating no sign of contagion.

One explanation for the resiliency of the MSCI Emerging Markets Index is the strength of the global economy outside China. The U.S. has been leading the way, but other advanced countries—notably Europe—continue to post improved economic activity.

If history is any guide, however, upside inflation surprises in the G-10 countries suggest that emerging economies will follow suit over the next few months. Unlike advanced countries, where inflation expectations tend to better

SEI Institutional International Trust / Annual Report / September 30, 2021	5

LETTER TO SHAREHOLDERS (Concluded)

September 30, 2021 (Unaudited)

anchored, central banks in vulnerable emerging economies are forced to raise interest rates sooner than they would prefer in order to dampen inflation pressures and defend their currencies.

Given these concerns, investors might be tempted to avoid emerging-market equities. We believe that would be a mistake. Valuations, particularly relative to the developed world, look especially cheap.

Sincerely,

James Smigiel

Head and Chief Investment Officer of Non-Traditional Asset Management

6	SEI Institutional International Trust / Annual Report / September 30, 2021

Index Definitions

Bloomberg Global Aggregate Index: is a broad-based benchmark that is considered representative of global investment-grade, fixed-income markets.

Bloomberg US Corporate Investment Grade Index: is a broad-based benchmark that measures the investment-grade, fixed-rate, taxable corporate bond market.

Bloomberg US Aggregate Bond Index: The Bloomberg Barclays U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, government-related, corporate and securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

Dow Jones Industrial Average: The Index measures the stock performance of 30 large companies listed on stock exchanges in the United States.

FTSE UK Series All-Share Index: is a capitalization-weighted index, comprising around 600 of more than 2,000 companies traded on the London Stock Exchange.

ICE BofA US High Yield Constrained Index: tracks the performance of below-investment-grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market; exposure to individual issuers is capped at 2%.

JP Morgan EMBI Global Diversified Index: tracks the performance of external debt instruments (including U.S.-dollar-denominated and other external-currency-denominated Brady bonds, loans, eurobonds and local-market instruments) in emerging markets.

JP Morgan GBI-EM Global Diversified Index: tracks the performance of debt instruments issued in local currencies by emerging-market governments.

MSCI EAFE Index: is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

MSCI Europe Index: is a free float-adjusted market-capitalization-weighted index designed to measure the performance of large- and mid-capitalization stocks across developed-market countries in Europe.

MSCI Emerging Markets Index: is a free float-adjusted market-capitalization-weighted index designed to measure the performance of global emerging-market equities.

MSCI World Index: is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity-market performance of developed markets.

Russell 1000® Index: includes 1,000 of the largest U.S. stocks based on market cap and current index membership; it is used to measure the activity of the U.S. large-cap equity market.

Russell 2000® Index: The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

S&P 500 Index: is an unmanaged, market-weighted index that consists of approximately 500 of the largest publicly-traded U.S. companies and is considered representative of the broad U.S. stock market.

SEI Institutional International Trust / Annual Report / September 30, 2021	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

International Equity Fund

I. Objective

The International Equity Fund (the “Fund”) seeks long-term capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of September 30, 2021: Acadian Asset Management LLC (“Acadian”), Causeway Capital Management LLC (“Causeway”), INTECH Investment Management LLC (“INTECH”), JO Hambro Capital Management Limited (“JO Hambro”), Lazard Asset Management LLC (“Lazard”), Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“Macquarie”) and WCM Investment Management LLC (“WCM”).

During the period, NWQ Investment Management Company, LLC (NWQ), was removed from the Fund, while Macquarie was added to the Fund.

III. Return vs. Benchmark

For the year ended September 30, 2021, the Fund’s Class F shares outperformed the MSCI EAFE Index (Net)—which tracks the performance of developed-market equities outside North America—returning 26.18% versus the Index return of 25.73%.

IV. Fund Attribution

Markets rose steadily throughout the fiscal year. As noted in the shareholder letter, the announcement of Pfizer’s COVID-19 vaccine led to a strong yearend rally in 2020 that continued for most of the reporting period. U.K. stocks led other regional markets during the 12 months, lifted by strong performance of vaccine progress and a reopening of the economy. Despite Delta variant concerns during the summer of 2021, U.K. equities maintained their lead as a shortage in energy supply lifted many of the region’s energy producers. Europe was also strong and initially lagged the U.K. due to slower vaccination rollouts. However, as the region caught up, and lockdown measures across the continent were lifted, cyclical sectors, such as energy and metals & mining, benefited from a sharp increase in pent-up consumer demand that drove prices higher. Cyclicals helped lift equities in the Pacific ex-Japan region. Japan was the only area to lag the benchmark as slow vaccination progress and supply chain disruptions weighed on the country’s equity performance.

Cyclical sectors led the market as pent-up consumer and manufacturer demand drove up commodity prices. Energy and materials were the best performers, followed by financials and industrials. Information technology stocks also posted strong gains due to the strong performance of semiconductor stocks as a global semiconductor shortage emerged. Chips became scarce as supply was limited, while demand rose in the form of increased usage among autos and consumer devices. Defensive sectors lagged the market, with utilities and consumer staples posting the biggest losses. Rising rates presented a headwind for these rate-sensitive sectors, while investors preferred sectors offering faster growth.

The information technology sector was the biggest contributor to relative Fund performance due to strong results from the hardware group and an overweight to semiconductors. Consumer staples also contributed due to the Fund’s underweight to the underperforming sector. The Fund was underweight due to the sector’s expensive valuations, and the sector underperformed as higher rates decreased the sector’s appeal. Industrials benefited from positive gains among transportation stocks held by value managers. Materials was helped by positive results across metals & mining stocks, which rallied on higher commodity demand. Consumer discretionary detracted due to weak security selection across the entire sector. Energy was the only other detractor due to the Fund’s underweight. The underweight was driven by a negative outlook on volatile energy prices.

Causeway was the best-performing manager during the period and was helped by tailwinds to its value style, which resulted in strong gains from the industrials and financials sectors. NWQ was terminated from the Fund during the period but also benefited from value tailwinds, in addition to strong gains within the information technology and telecommunication services sectors. Despite headwinds to its quality style, WCM contributed through strong stock selection and bottom-up results from the information technology and health-care sectors, especially from semiconductors, which experienced a strong tailwind from rising demand. Lazard saw strong tailwinds to value offset losses from exposure to Asian consumer names, which failed to experience a strong reopening rally. Acadian outperformed on strong quant model results within the materials and utilities sectors, which offset losses in consumer discretionary and an underweight to energy.

8	SEI Institutional International Trust / Annual Report / September 30, 2021

JO Hambro was the biggest detractor during the period due to a partial headwind to momentum as momentum stocks suffered during the market rotation into “stay at home” names. JO Hambro lagged the momentum rotation into value and suffered even more losses due to stock specifics. INTECH also detracted due to a similar momentum headwind. Macquarie was added to the Fund during the fiscal year and was the smallest detractor due to headwinds to low-volatility and quality stocks, which lagged the market due to rising rates.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
International Equity Fund, Class F	26.18%	7.57%	8.67%	7.99%	4.08%
International Equity Fund, Class I	25.91%	7.31%	8.41%	7.71%	3.82%
International Equity Fund, Class Y	26.45%[2]	7.81%	8.94%	8.16%	4.13%
MSCI EAFE Index (Net)	25.73%	7.62%	8.81%	8.10%	4.79%

Comparison of Change in the Value of a $100,000 Investment in the International Equity Fund, Class F, Class I and Class Y, versus the MSCI EAFE Index (Net)

[1]

For the year ended September 30, 2021. Past performance is no indication of future performance. Class F shares were offered beginning December 20, 1989. Class I shares were offered beginning January 4, 2002. The performance of Class I shares prior to January 4, 2002 is calculated using the performance of Class F shares adjusted for the higher expenses of the Class I shares. Returns for Class I shares are substantially similar to those of Class F shares and differ only to the extent that Class I shares have higher total annual fund operating expenses than Class F shares. The Fund’s Class Y shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F shares and would have differed only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.
[2]	Total returns disclosed in the Financial Highlights of the Annual Report may reflect adjustments to conform to generally accepted accounting principles.

SEI Institutional International Trust / Annual Report / September 30, 2021	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Emerging Market Equity Fund

I. Objective

The Emerging Markets Equity Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisors as of September 30, 2021: JO Hambro Capital Management Limited (“JO Hambro”), KBI Global Investors (North America) Ltd. (“KBI”), Neuberger Berman Investment Advisers LLC (“Neuberger Berman”), Qtron Investments LLC (“Qtron”), Robeco Institutional Asset Management US Inc. (“Robeco”) and RWC Asset Advisors (US) LLC (“RWC”).

During the period, Lazard Asset Management LLC (“Lazard”) was removed from the Fund, while Robeco was added to the Fund.

III. Return vs. Benchmark

For the year ended September 30, 2021, the Fund’s Class F shares outperformed the MSCI Emerging Markets Index (Net)—which tracks the performance of global emerging market equities—returning 18.63% versus the Index return of 18.20%.

IV. Fund Attribution

As noted in the shareholder letter, emerging markets experienced positive returns during the fiscal year, although gains were concentrated within the first quarter of the reporting period. The announcement of Pfizer’s COVID-19 vaccine led to a strong yearend rally in 2020. Value stocks and smaller emerging-market countries that had lagged during the “stay at home” trade led the rally as the vaccine improved the prospects of an economic recovery in less-developed economies. The rally was short-lived, as the Chinese government’s crackdown on Alibaba’s ANT Financial IPO intensified and spread to other parts of the Chinese economy. What began as a curb on Alibaba’s dominance led to increasing regulatory focus on other dominant Chinese e-commerce and internet companies as the government began a renewed push for social equality and common prosperity. The crackdown spread to other sectors, including private education companies, while the country’s push toward deleveraging and decreasing loan issuance rattled property developers dependent on debt as funding. The default of large real-estate developer,

Evergrande, created major headlines and added to selling pressure that intensified over the summer. As a result of these regulatory pressures, the broader emerging markets fell throughout the rest of the period as the underperformance of the largest companies in China had an outsized effect on the index given their large weight. Outside of China, Taiwan benefited from higher semiconductor prices, while India had a rough time before Delta variant infections stabilized and India rebounded.

EMEA region was the best-performing region throughout the period, led by rising crude and other commodity prices. News of a vaccine, alongside expectations for further fiscal stimulus in the U.S. and pent-up consumer demand, contributed sharply to rising global yields and outperformance for stocks that would benefit most from a reopening of the global economy. This helped commodity stocks as demand for commodities surged. Outperformance continued throughout the rest of the fiscal period despite the effects that the Delta variant had on the global supply chain. Russia and the Gulf countries benefited from tightness in oil supply and rising oil prices, helping to lift the region’s equity prices to new highs. Latin America outperformed Asia but lagged EMEA throughout the period. Brazil led the regional rally in the fourth quarter of 2020, but the country fell in the first and third quarter of 2021 due to growth fears around the Delta variant, as well as concerns around political issues and the economic outlook. Mexico outperformed the region and the benchmark as Mexican consumer and industrial stocks held up better in the face of pressure from the Delta variant.

The best-performing sectors were materials and energy due to strong demand for commodities as pent-up demand from both consumers and industrials drove prices higher. Utilities and financials were also strong as the energy shortage lifted utilities over the summer of 2021 and banks benefited from prospects of an economic rebound from the pandemic lows. Consumer discretionary and real estate were the two biggest laggards. Consumer discretionary was dragged down by the underperformance of large e-commerce heavyweights in China due to government regulatory crackdowns. Real estate suffered from China’s efforts to deleverage, as fears of default and slower loan issuance weighed on the sector.

From a sector perspective, consumer discretionary was the biggest contributor due to bottom-up driven results in China’s e-commerce sector, partially driven by lower exposure to the country’s underperforming e-commerce companies. Materials also contributed due to the Fund’s

10	SEI Institutional International Trust / Annual Report / September 30, 2021

overweight. Strong bottom-up results in utilities and financials were also beneficial. Industrials and health-care were the only two sector detractors due to poor security selection.

RWC was the biggest contributor as the manager was able to navigate China’s e-commerce stocks, as well as an overweight to the metals & mining sector. JO Hambro benefitted from a tailwind to momentum stocks that lifted companies with positive earnings revisions in both the consumer and information technology spaces. KBI benefited from a tailwind to value stocks that rewarded the manager’s dividend yield investment philosophy. Qtron’s quantitative model-driven bottom-up results in the consumer discretionary, industrials and telecommunication services sectors were also beneficial. Robeco was added to the Fund during the fiscal year, and the Fund benefited from tailwinds to the manager’s value-based philosophy. Prior to its termination from the Fund during the fiscal year, Lazard contributed due to selection within the financials and telecommunication services sectors.

Neuberger Berman was the only detractor as the manager’s quality investment style faced headwinds during the period in the form of rising rates, which resulted in losses across most benchmark sectors.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Emerging Markets Equity Fund, Class F	18.63%	8.26%	8.05%	5.48%	4.84%
Emerging Markets Equity Fund, Class Y	18.96%	8.52%	8.33%	5.67%	4.91%
MSCI Emerging Markets Index (Net)	18.20%	8.58%	9.23%	6.09%	6.57%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Equity Fund, Class F and Class Y, versus the MSCI Emerging Markets Index (Net)

[1]

For the year ended September 30, 2021. Past performance is no indication of future performance. Class F shares were offered beginning January 17, 1995. The Fund’s Class Y shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F shares and would have differed only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust / Annual Report / September 30, 2021	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

International Fixed Income Fund

I. Objective

The International Fixed Income Fund (the Fund) seeks capital appreciation and current income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of September 30, 2021: AllianceBernstein L.P. (“AllianceBernstein”), Colchester Global Investors Limited (“Colchester”) and Wellington Management Company LLP (“Wellington”).

No manager changes were made during the Fund’s fiscal year.

III. Return vs. Benchmark

For the year ended September 30, 2021, the Fund’s Class F shares underperformed the Bloomberg Global Aggregate ex-USD Index, Hedged (the “Index”)—which tracks the performance of the global investment-grade fixed-rate debt markets outside of the U.S.—returning -0.83% versus the Index return of -0.54%.

IV. Fund Attribution

Core fixed-income indexes delivered negative returns over the fiscal year against a backdrop of rising government yields and inflation concerns. Long duration assets suffered the largest losses, while the more credit-sensitive sectors of the bond market were able to absorb the adverse rates impact through spread compression and record positive absolute performance. As noted in the shareholder letter, inflation-linked bonds outperformed nominal bonds on rising inflation expectations and falling real yields. High-yield corporates (an out-of-index sector) registered the strongest absolute returns over the period. The local-currency emerging-market debt complex also enjoyed positive performance, led by China, Mexico, South Africa, Indonesia and Russia. In the currency space, the Japanese yen, euro and Swiss franc all lost ground to the U.S. dollar, although most other G10 currencies strengthened against the greenback over the period.

The Fund underperformed during the reporting period and was challenged by its overweights to Australia and Mexican local rates. Short currency positions in the New Zealand dollar and South African rand also detracted. Positive contributors included duration underweights in the U.K., core Europe and South Korea.

An overweight to corporate credit, including off-index USD-denominated securities and high yield, also helped relative performance as spread sectors generated excess returns versus duration-matched government bonds. Positive currency trades included long positions in the Mexican peso, Chinese yuan, Norwegian krone, Swedish krona, Russian ruble and British pound, and a short position in Thai baht.

Wellington detracted during the period and was challenged by its currency positioning, while duration underweights in the UK and South Korea, a short currency position in JPY and out-of-index exposure to corporate credit benefited.

AllianceBernstein outperformed and was helped by its overweight to corporate credit and underweights to government-related and European covered bonds. Off-index exposure to high yield also boosted relative performance. Colchester outperformed and benefited from duration underweights in core Europe and the U.K., as well as an overweight to Indonesian local-currency bonds. Active currency positioning further added value, courtesy of long positons in the Norwegian krone, Mexican peso, British pound and Swedish krona, and a short position in Thai baht.

The Fund used FX forwards, financial futures, interest-rate swaps and over-the-counter options during the reporting period to hedge existing exposures and gain exposure to particular areas of the market. The use of derivatives did not have a material impact on relative performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
International Fixed Income Fund, Class F	-0.83%	2.96%	1.84%	3.14%	4.03%
International Fixed Income Fund, Class Y	-0.54%	3.20%	2.09%	3.28%	4.09%
Bloomberg Global Aggregate ex-USD Index, Hedged	-0.54%	3.93%	2.71%	3.87%	4.81%

12	SEI Institutional International Trust / Annual Report / September 30, 2021

Comparison of Change in the Value of a $100,000 Investment in the International Fixed Income Fund, Class F and Class Y, versus the Bloomberg Global Aggregate ex-USD Index, Hedged

¹

For the year ended September 30, 2021. Past performance is no indication of future performance. Class F shares were offered beginning September 1, 1993. The Fund’s Class Y shares commenced operations on October 30, 2015. For periods prior to October 30, 2015, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F shares and would have differed only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust / Annual Report / September 30, 2021	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2021 (Unaudited)

Emerging Markets Debt Fund

I. Objective

The Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return.

II. Multi-Manager Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisors as of September 30, 2021: Colchester Global Investors Limited (“Colchester”), Marathon Asset Management, L.P. (“Marathon”), Neuberger Berman Investment Advisers LLC (“Neuberger Berman”), Ninety One UK Ltd. (“Ninety One”) and Stone Harbor Investment Partners LP (“Stone Harbor”).

No manager changes were made during the Fund’s fiscal year.

III. Return vs. Benchmark

For the year ended September 30, 2021, the Fund’s Class F shares outperformed a hybrid of 50% JP Morgan EMBI Global Diversified Index (“JPM EMBI GD”) (which tracks the performance of external debt instruments in the emerging markets) and 50% JP Morgan GBI Emerging Markets Global Diversified Index (“JPM GBI-EM GD”) (which tracks the performance of debt instruments issued in domestic currencies by emerging-market governments), returning 4.71% versus the Index return of 3.51%.

IV. Fund Attribution

Emerging markets (EM) began the reporting period strong, with both hard- and local-currency indexes posting positive returns in the fourth quarter of 2020. EM foreign exchange (FX) led the way during the first three months of the period, followed by spreads, the majority of which came through in November 2020. EM FX would go on to have mixed fortunes in the following nine months of the fiscal year as risk markets coped with a series of spikes in COVID-19 cases and repeat lockdowns. As noted in the shareholder letter, there were contrasting takes among regions on how to approach the pandemic, with Asia broadly taking a zero-tolerance approach, Eastern Europe’s approach closer to Western Europe (to accept and live with it), and Latin America initially being dismissive (particularly in Brazil and Mexico), before moving to a more proactive stance. Emerging markets reacted with modest fiscal support comparatively to the scope and depth of developed markets. Financial conditions were eased through central bank policy rates early in 2020, although the trend began to reverse in 2021, led by the Latin American and Eastern European regions, in comparison to the markets not pricing the first U.S. Federal Reserve policy move until 2023.

Though growth remains vulnerable, higher EM central bank policy rates, positive current account balances and steeper yield curves stemmed the weaker returns of local-currency markets, as measured by the JPM GBI-EM GD Index. While the total return of the local-currency index was 2.63% for the fiscal year, the nine months to September 2021 saw a return of -6.38%, highlighting the contrasting periods.

The hard-currency market, as measured by the JPM EMBI-GD Index, returned 4.36% for the fiscal year, with a milder -1.36% over the nine months to September 2021. The headwind for returns for the hard-currency market did not come from spread compression, but from linkage to the Treasury curve. The first quarter of 2021, and again in September, represented periods when U.S. Treasury rates rose rapidly. Given the high starting level, spread returns have been positive, contributing high single-digit returns that were offset by losses from the move in Treasury prices.

The Fund outperformed its blended benchmark during the fiscal year. An overweight to Mexico (in MXN-issued Pemex bonds) benefited from a recovery in oil prices, while positioning in South Africa (biased long ZAR and short duration) and Zambia (as the ZMW recovered along with copper prices) also added to performance. As the Fund was tilted toward higher-yielding spread names, underweights in the Gulf Cooperation Council countries, where spreads were already perceived to be tight but tightened further, detracted.

Stone Harbor’s hard-currency mandate outperformed the blended benchmark and benefited from overweights to Venezuela, Ghana and Brazil; exposure to Panama and Argentina and an underweight to Bahrain detracted. Ninety One’s local-currency mandate also outperformed the blended benchmark; South Africa was a notable detractor from performance, but it was more than offset by longs in Mexico, Zambia, Egypt and Ukraine, as well as underweight to Thailand. Neuberger Berman outperformed thanks to an overweight to Ukraine in USD bonds and Mexico in MXN-issued bonds; a Czech Republic overweight and underweight to Hungary both detracted from performance. Colchester outperformed due to its exposure to Mexico and South

14	SEI Institutional International Trust / Annual Report / September 30, 2021

African currency; underweights in Thailand and Chile also benefited contributed strongly. An underweight to Chinese yuan and long exposure in South Korean won both detracted. Marathon underperformed its hard-currency benchmark but outperformed the blended benchmark; performance was held back by exposure to long duration investment-grade assets in Israel and exposure in Peru. Underweights to Mexico and Oman and longs in Dominican Republic and Venezuela partially offset the detractors.

Currency forwards and swap contracts were used in the Fund for the one-year period ending September 30, 2021, as a way to either hedge particular positions or gain exposure to additional areas of the market. Currency forwards had a material impact on the Fund during the period as 50% of the Index is directly affected by foreign currencies. Positive and negative impacts differed on a country-to-country basis, depending on whether the forward increased or decreased currency exposure and whether the currency strengthened or weakened relative to the U.S. dollar.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Emerging Markets Debt Fund, Class F	4.71%	4.16%	2.40%	2.66%	7.06%
Emerging Markets Debt Fund, Class Y	4.98%	4.43%	2.66%	2.84%	7.13%
JP Morgan EMBI Global Diversified Index	4.36%	5.65%	3.89%	5.80%	5.17%
JP Morgan GBI-EM Global Diversified Index	2.63%	3.66%	2.06%	1.05%	1.50%
50/50 Hybrid of the JP Morgan EMBI Global Diversified Index and the JP Morgan GBI-EM Global Diversified Index	3.51%	4.70%	3.02%	3.67%	6.85%

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Debt Fund, Class F and Class Y, versus a 50/50 Hybrid of the Following Indexes: the JP Morgan EMBI Global Diversified Index and the JP Morgan GBI-EM Global Diversified Index

¹

For the year ended September 30, 2021. Past performance is no indication of future performance. Class F shares were offered beginning June 26, 1997. The Fund’s Class Y shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F shares and would have differed only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust / Annual Report / September 30, 2021	15

SCHEDULE OF INVESTMENTS

September 30, 2021

International Equity Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.5%
Argentina — 0.2%
MercadoLibre Inc *	6,127	$10,290
Ternium SA ADR	16,990	718

		11,008

Australia — 2.2%
Australia & New Zealand Banking Group Ltd	382,365	7,682
BHP Group Ltd (A)	219,271	5,938
BlueScope Steel Ltd	896,249	13,207
Champion Iron Ltd *	598,702	2,070
CSL Ltd	49,712	10,439
CSR Ltd	807,866	3,228
Fortescue Metals Group Ltd	636,358	6,845
IGO Ltd	306,173	1,964
James Hardie Industries PLC ADR *(A)	15,047	537
Lynas Rare Earths Ltd *	137,584	656
Orora Ltd	1,270,565	2,814
OZ Minerals Ltd	398,158	6,444
South32 Ltd	8,526,015	21,608
Westpac Banking Corp	447,956	8,310
Whitehaven Coal Ltd *	3,132,371	7,255
WiseTech Global Ltd	46,419	1,768

		100,765

Austria — 0.5%
ANDRITZ AG	72,724	3,982
OMV AG	119,948	7,252
Verbund AG, Cl A	58,369	5,917
voestalpine AG	111,336	4,180

		21,331

Belgium — 0.0%
Ackermans & van Haaren NV	3,554	612
Umicore SA	19,349	1,144

		1,756

Brazil — 0.2%
JBS SA	670,000	4,547

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Magazine Luiza SA *	1,292,000	$3,405

		7,952

Canada — 2.3%
Advantage Energy Ltd *	224,783	1,136
Air Canada, Cl A *	781,200	14,263
Alimentation Couche-Tard Inc, Cl B	462,400	17,688
Birchcliff Energy Ltd	269,560	1,492
BRP Inc	19,300	1,786
Canadian Pacific Railway Ltd (A)	159,857	10,402
Canfor Corp *	120,381	2,644
Cascades Inc	149,184	1,845
CI Financial Corp	167,200	3,393
Empire Co Ltd, Cl A	210,700	6,420
Fairfax Financial Holdings Ltd	3,700	1,493
George Weston Ltd	10,000	1,078
Intertape Polymer Group Inc	98,500	2,142
Magna International Inc, Cl A	212,234	15,969
MEG Energy Corp *	225,200	1,758
Onex Corp	206,460	14,592
Russel Metals Inc	31,084	745
Stelco Holdings Inc	44,300	1,298
Stella-Jones Inc	26,800	902
Tourmaline Oil Corp	85,100	2,973
Transcontinental Inc, Cl A	45,473	722
Viemed Healthcare Inc *	43,126	240

		104,981

China — 0.4%
Beijing Capital International Airport Co Ltd, Cl H *	7,930,000	4,653
Shenzhou International Group Holdings Ltd	291,400	6,180
STMicroelectronics NV	169,785	7,424

		18,257

Denmark — 3.0%
Ambu A/S, Cl B	150,825	4,459
AP Moller - Maersk A/S, Cl B	7,452	20,136
Carlsberg AS, Cl B	31,574	5,159
Demant A/S *	79,944	4,026
DSV A/S	109,462	26,234
Genmab A/S *	7,943	3,478
GN Store Nord AS	48,367	3,344
H Lundbeck A/S	5,011	136
Novo Nordisk A/S, Cl B	438,998	42,388
Novozymes A/S, Cl B	4,874	334
Orsted AS	67,697	8,975
Pandora A/S *	82,175	9,949
ROCKWOOL International A/S, Cl B	4,004	1,716
Vestas Wind Systems A/S	263,222	10,558

		140,892

Finland — 0.9%
Fortum Oyj	24,474	744
Kesko Oyj, Cl B	417,376	14,409
Kone Oyj, Cl B	92,018	6,464

16	SEI Institutional International Trust / Annual Report / September 30, 2021

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Neste Oyj	146,007	$8,274
Nokia Oyj *	151,574	835
Orion Oyj, Cl B	248,353	9,858

		40,584

France — 12.0%
Air Liquide SA	136,420	21,889
Airbus SE *	105,981	14,011
Alstom SA	354,590	13,463
AXA SA	1,687,339	46,867
BNP Paribas SA (A)	36,165	2,310
Bollore SA	3,938,473	22,829
Carrefour SA	1,423,771	25,603
Cie de Saint-Gobain	47,788	3,220
Cie Generale des Etablissements Michelin SCA, Cl B	13,356	2,048
Criteo SA ADR *	60,571	2,220
Danone SA	535,335	36,577
Engie SA	1,863,765	24,476
Eurazeo SE	21,824	2,052
Eurofins Scientific SE	166,682	21,392
Ipsen SA	62,682	5,995
IPSOS	18,645	849
L’Oreal SA	20,274	8,370
LVMH Moet Hennessy Louis Vuitton SE	13,414	9,589
Orange SA	1,073,500	11,616
Orpea SA	4,250	495
Pernod Ricard SA	72,365	15,967
Publicis Groupe SA	505,882	34,032
Rexel SA *	312,272	6,035
Sanofi	612,204	58,878
Sartorius Stedim Biotech	43,901	24,605
Schneider Electric SE	59,545	9,905
Societe Generale SA	486,175	15,234
Sodexo SA *	166,500	14,564
Stellantis NV	1,250,527	23,787
Thales SA	247,999	24,100
TotalEnergies SE (A)	577,822	27,584
Valeo	268,474	7,507
Vinci SA	104,076	10,818
Vivendi SE (A)	238,120	2,994
Wendel SE	19,831	2,740

		554,621

Germany — 8.2%
adidas AG	71,242	22,386
Aroundtown SA	58,392	403
BASF SE	335,315	25,516
Bayer AG	153,318	8,333
Bayerische Motoren Werke AG	11,915	1,148
BioNTech SE ADR *	57,825	15,786
Carl Zeiss Meditec AG	76,144	14,587
Continental AG *	61,690	6,734
Daimler AG	100,123	8,856

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Deutsche Bank AG *	1,051,721	$13,369
Deutsche Boerse AG	56,709	9,210
Deutsche Post AG	387,445	24,377
E.ON SE	60,242	738
Fresenius Medical Care AG & Co KGaA	326,130	22,937
GEA Group AG	88,914	4,063
Hannover Rueck SE	3,886	678
HeidelbergCement AG	31,040	2,319
Infineon Technologies AG	286,237	11,753
KION Group AG	208,559	19,466
Knorr-Bremse AG	68,500	7,340
Linde PLC	33,762	9,969
Merck KGaA	139,181	30,222
Rheinmetall AG	42,432	4,149
RTL Group SA	20,818	1,249
RWE AG	701,152	24,780
SAP SE	331,362	44,872
Scout24 AG	4,824	335
Siemens AG	261,713	42,806
Vitesco Technologies Group AG *	12,338	729
Wacker Chemie AG	9,909	1,853

		380,963

Hong Kong — 2.0%
AIA Group Ltd	863,800	9,981
ASM Pacific Technology Ltd	49,000	538
Chaoda Modern Agriculture Holdings Ltd *	2,440,000	15
Chow Tai Fook Jewellery Group Ltd	991,400	1,899
CK Asset Holdings Ltd	273,500	1,577
Hong Kong & China Gas Co Ltd	1,068,650	1,616
Hong Kong Exchanges & Clearing Ltd	272,694	16,775
Li Ning Co Ltd	568,500	6,619
Link REIT ‡	143,600	1,229
Orient Overseas International Ltd	68,500	1,194
Sands China Ltd *	4,841,600	9,898
SJM Holdings Ltd *	24,807,340	16,881
Techtronic Industries Co Ltd	502,500	9,882
WH Group Ltd	6,457,333	4,584
Wuxi Biologics Cayman Inc *	518,598	8,487

		91,175

India — 0.1%
HDFC Bank Ltd ADR	61,127	4,468

Indonesia — 0.1%
Bank Mandiri Persero Tbk PT	13,318,100	5,703

Ireland — 1.8%
Accenture PLC, Cl A	59,985	19,190
Experian PLC	242,829	10,197
ICON PLC *	148,054	38,793
Ryanair Holdings PLC ADR *	138,759	15,272

		83,452

Israel — 1.4%
Bank Hapoalim BM	2,378,928	20,902
Bank Leumi Le-Israel BM	2,855,202	24,329

SEI Institutional International Trust / Annual Report / September 30, 2021	17

SCHEDULE OF INVESTMENTS

September 30, 2021

International Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Check Point Software Technologies Ltd *	53,327	$6,028
FIBI Holdings Ltd	17,608	744
First International Bank Of Israel Ltd/The	50,557	1,846
ICL Group Ltd	175,057	1,272
Isracard Ltd	–	–
Israel Discount Bank Ltd, Cl A *	882,543	4,684
Mizrahi Tefahot Bank Ltd	198,719	6,714

		66,519

Italy — 4.0%
Assicurazioni Generali SpA	397,365	8,430
Azimut Holding SpA	141,983	3,895
Banca Mediolanum SpA	299,871	3,235
CNH Industrial NV	1,622,525	27,214
Davide Campari-Milano NV	99,767	1,404
DiaSorin SpA	34,057	7,140
Enel SpA	3,043,494	23,364
Eni SpA	856,773	11,400
EXOR NV	128,476	10,798
Ferrari NV	39,811	8,316
FinecoBank Banca Fineco SpA	570,224	10,325
La Doria SpA	11,734	229
Mediaset NV *	360,579	1,034
Moncler SpA	57,521	3,516
Nexi SpA *	443,631	8,282
Stellantis NV	218,617	4,185
UniCredit SpA	4,142,965	54,894

		187,661

Japan — 16.8%
77 Bank Ltd/The	86,064	981
Advantest Corp	172,800	15,448
AEON Financial Service Co Ltd	223,700	2,818
AGC Inc	16,400	844
Ajinomoto Co Inc	129,700	3,819
Asahi Group Holdings Ltd	205,800	9,900
ASKUL Corp	101,000	1,478
Bandai Namco Holdings Inc	149,902	11,207
BayCurrent Consulting Inc	9,800	4,920
Bridgestone Corp	495,654	23,347
Brother Industries Ltd	62,600	1,376
Canon Inc	313,500	7,652
Canon Marketing Japan Inc	94,900	2,199
Capcom Co Ltd	371,000	10,172
Credit Saison Co Ltd	55,000	722
CyberAgent Inc	474,500	9,116
Dai-ichi Life Holdings Inc	114,200	2,510
Daito Trust Construction Co Ltd (A)	62,100	7,192
Daiwa House Industry Co Ltd	110,100	3,668
DeNA Co Ltd *	24,000	444
Disco Corp	18,100	5,043
FANUC Corp	102,000	22,220
FUJIFILM Holdings Corp	11,300	972
Fujitsu Ltd	224,005	40,528

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Glory Ltd	93,100	$2,074
GungHo Online Entertainment Inc *	63,600	1,167
H.U. Group Holdings Inc (A)	34,300	932
Hakuhodo DY Holdings Inc	117,100	2,011
Hitachi Ltd	497,267	29,333
Ibiden Co Ltd	14,000	770
Iida Group Holdings Co Ltd (A)	92,600	2,375
Inpex Corp	153,200	1,195
Isuzu Motors Ltd	105,300	1,374
ITOCHU Corp (A)	245,400	7,137
Japan Exchange Group Inc	412,542	10,211
Japan Post Insurance Co Ltd (A)	113,300	2,054
Japan Tobacco Inc	78,300	1,532
Kao Corp	260,000	15,448
Kawasaki Heavy Industries Ltd	15,700	361
KDDI Corp (A)	428,700	14,110
Keyence Corp	16,700	9,948
Kirin Holdings Co Ltd	240,000	4,433
Kokuyo Co Ltd	221,300	3,736
Konami Holdings Corp	6,800	425
Konica Minolta Inc (A)	417,800	2,245
K’s Holdings Corp (A)	171,240	1,770
Lasertec Corp	52,600	12,010
Lawson Inc	183,700	8,991
Lixil Corp	11,100	320
Mazda Motor Corp	467,500	4,027
Mitsubishi Chemical Holdings Corp	36,500	332
Mitsubishi Electric Corp	1,332,500	18,482
Mixi Inc (A)	127,100	2,854
Mizuno Corp	41,500	991
MS&AD Insurance Group Holdings Inc (A)	67,500	2,251
Murata Manufacturing Co Ltd	244,500	21,743
Nihon Kohden Corp	11,400	387
Nihon Unisys Ltd	156,700	4,046
Nikon Corp (A)	609,700	6,773
Nippon Steel Corp	150,600	2,727
Nippon Telegraph & Telephone Corp (A)	433,100	11,939
Nissan Motor Co Ltd *	207,800	1,032
Nitto Denko Corp	57,100	4,048
Nomura Holdings Inc	1,685,000	8,236
Okuwa Co Ltd	63,100	668
Olympus Corp	118,100	2,585
ORIX Corp	546,266	10,153
Otsuka Corp	83,300	4,261
Panasonic Corp	1,659,200	20,532
PeptiDream Inc *	101,400	3,279
Persol Holdings Co Ltd	168,100	4,181
Recruit Holdings Co Ltd	362,193	21,994
Rinnai Corp	5,600	612
Ryohin Keikaku Co Ltd	1,036,900	23,082
Sankyo Co Ltd (A)	129,500	3,221
Sanwa Holdings Corp	186,100	2,410

18	SEI Institutional International Trust / Annual Report / September 30, 2021

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
SBI Holdings Inc/Japan	390,931	$9,555
Seiko Epson Corp (A)	46,900	942
Seven & i Holdings Co Ltd	431,200	19,541
Shimamura Co Ltd	67,900	6,365
Shimano Inc	2,500	733
Shiseido Co Ltd	44,600	2,995
SoftBank Group Corp	20,300	1,168
Sompo Holdings Inc	183,100	7,924
Sony Group Corp	92,300	10,216
Sony Group Corp ADR	284,298	31,438
Sumitomo Dainippon Pharma Co Ltd (A)	118,900	2,119
Sumitomo Mitsui Financial Group Inc	1,184,200	41,488
Sumitomo Rubber Industries Ltd	221,200	2,797
Sundrug Co Ltd	18,400	556
Sysmex Corp	44,000	5,435
T&D Holdings Inc	387,200	5,324
Takeda Pharmaceutical Co Ltd	810,500	26,784
Teijin Ltd	45,100	639
Terumo Corp	45,100	2,121
TIS Inc	144,900	3,939
Tokio Marine Holdings Inc	29,500	1,577
Tokyo Electron Ltd	44,353	19,671
Tokyo Seimitsu Co Ltd	10,600	435
Tomy Co Ltd	122,200	1,245
Toshiba Corp	216,700	9,116
Toyota Industries Corp	277,978	22,708
Toyota Tsusho Corp	12,100	510
Universal Entertainment *	396,253	8,921
Yamada Holdings Co Ltd	944,200	3,967
Yamaha Motor Co Ltd	133,300	3,709
Z Holdings Corp	2,012,019	12,822
ZOZO Inc	44,700	1,668

		779,812

Jordan — 0.0%
Hikma Pharmaceuticals PLC	58,461	1,926

Luxembourg — 0.0%
APERAM SA	6,874	379

Malta — 0.0%
BGP Holdings *(B)	198,683	–

Mexico — 0.9%
Arca Continental SAB de CV	2,744,250	16,788
Fomento Economico Mexicano SAB de CV ADR	243,604	21,125
Grupo Financiero Banorte SAB de CV, Cl O	665,083	4,283

		42,196

Netherlands — 6.0%
Aalberts NV	34,907	2,013
Adyen NV *	6,175	17,245
Akzo Nobel NV	388,645	42,458
ArcelorMittal SA	302,237	9,169
ASM International NV	3,375	1,320
ASML Holding NV	70,069	52,346

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
ASML Holding NV, Cl G	16,391	$12,213
ASR Nederland NV	183,203	8,362
BE Semiconductor Industries NV	19,785	1,568
ING Groep NV	599,157	8,705
James Hardie Industries PLC *	128,283	4,606
Koninklijke Ahold Delhaize NV	962,986	32,043
Koninklijke DSM NV	51,437	10,289
PostNL NV	1,207,552	5,793
Prosus NV *	93,488	7,449
Randstad NV (A)	209,833	14,061
RELX PLC	123,754	3,575
Royal Dutch Shell PLC, Cl A	411,839	9,228
Universal Music Group NV (A)	238,120	6,379
Wolters Kluwer NV	280,809	29,779

		278,601

New Zealand — 0.0%
Fletcher Building Ltd	252,706	1,240
Mainfreight Ltd	6,678	446

		1,686

Norway — 0.2%
Equinor ASA	181,760	4,623
Norsk Hydro ASA	463,387	3,483

		8,106

Peru — 0.1%
Credicorp Ltd	53,982	5,989

Russia — 0.0%
Novolipetsk Steel PJSC GDR	10,654	317

Saudi Arabia — 0.8%
Arabian Cement Co/Saudi Arabia	103,554	1,139
National Industrialization Co *	370,508	2,316
Rabigh Refining & Petrochemical Co *	86,388	644
Saudi Basic Industries Corp	640,397	21,709
Saudi Industrial Investment Group	575,730	6,271
Saudi Kayan Petrochemical Co *	891,200	4,864
Zamil Industrial Investment Co *	31,862	335

		37,278

Singapore — 0.2%
DBS Group Holdings Ltd	372,800	8,251
Golden Agri-Resources	2,198,400	379
Oversea-Chinese Banking Corp Ltd	301,900	2,535

		11,165

South Africa — 0.0%
DataTec Ltd	100,188	256
Investec PLC	505,716	2,162

		2,418

South Korea — 2.3%
BNK Financial Group Inc	691,155	5,124
Hana Financial Group Inc	90,133	3,498
Kangwon Land Inc *	761,631	18,286
Kolon Industries Inc	15,690	1,308
KT Corp ADR	100,388	1,367
LG Electronics Inc	112,632	11,928

SEI Institutional International Trust / Annual Report / September 30, 2021	19

SCHEDULE OF INVESTMENTS

September 30, 2021

International Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
POSCO	3,860	$1,069
Samsung Electronics Co Ltd	408,127	25,233
SK Hynix Inc	182,338	15,571
SK Telecom Co Ltd	84,160	22,905

		106,289

Spain — 2.6%
Aena SME SA *	91,663	15,801
Amadeus IT Group SA, Cl A *	755,942	49,599
Banco Bilbao Vizcaya Argentaria SA	1,582,762	10,416
Banco Santander SA	4,318,851	15,601
CaixaBank SA	5,063,673	15,709
Cellnex Telecom SA *	6,570	405
Cia de Distribucion Integral Logista Holdings SA	57,814	1,221
Laboratorios Farmaceuticos Rovi SA	10,054	659
Repsol SA	142,426	1,859
Siemens Gamesa Renewable Energy SA *	305,351	7,754

		119,024

Sweden — 3.2%
Alfa Laval AB	14,712	550
Atlas Copco AB, Cl A	131,951	7,986
Atlas Copco AB, Cl B	801	41
Betsson AB, Cl B	131,332	1,090
Byggmax Group AB	122,242	1,047
Electrolux AB, Cl B (A)	154,415	3,567
Essity AB, Cl B	685,294	21,279
Evolution AB	93,684	14,258
Getinge AB, Cl B	217,298	8,657
H & M Hennes & Mauritz AB, Cl B	485,580	9,828
Hexagon AB, Cl B	229,850	3,556
Husqvarna AB, Cl B	814,153	9,742
Kinnevik AB, Cl B *(A)	237,795	8,380
Lundin Energy AB	38,418	1,432
Securitas AB, Cl B	1,411,130	22,316
Svenska Cellulosa AB SCA, Cl B	190,278	2,957
Swedbank AB, Cl A	437,089	8,821
Swedish Match AB	2,309,607	20,240
Telefonaktiebolaget LM Ericsson, Cl B	102,138	1,152

		146,899

Switzerland — 8.5%
ABB Ltd	263,988	8,830
Adecco Group AG	139,851	7,019
Alcon Inc	122,035	9,893
Cie Financiere Richemont SA, Cl A	127,045	13,174
Coca-Cola HBC AG	497,982	16,090
Credit Suisse Group AG	1,036,239	10,291
dormakaba Holding AG	2,973	2,161
Geberit AG	17,579	12,921
Georg Fischer AG	450	667
Kuehne + Nagel International AG	56,478	19,315
Logitech International SA	109,196	9,690
Lonza Group AG	24,959	18,719

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Nestle SA	308,270	$37,140
Novartis AG	323,381	26,458
Roche Holding AG	232,200	84,811
SFS Group AG	2,834	386
Sika AG	29,824	9,463
Sonova Holding AG	52,883	20,022
STMicroelectronics NV	250,597	10,952
Straumann Holding AG	7,102	12,761
Swatch Group AG/The	136,582	35,761
Swiss Prime Site AG	12,169	1,191
Tecan Group AG	11,170	6,358
Vifor Pharma AG	34,188	4,427
Zurich Insurance Group AG	41,452	16,963

		395,463

Taiwan — 1.2%
Asustek Computer Inc	880,000	10,247
Compal Electronics Inc	3,110,000	2,622
Evergreen Marine Corp Taiwan Ltd	252,000	1,123
Global Mixed Mode Technology Inc	91,000	753
Hon Hai Precision Industry Co Ltd	2,300,000	8,587
Lite-On Technology Corp	1,577,000	3,509
MediaTek Inc	267,987	8,696
Novatek Microelectronics Corp	317,000	4,633
Sea Ltd ADR *	1,454	463
Sitronix Technology Corp	173,000	1,497
Taiwan Semiconductor Manufacturing Co Ltd ADR	108,541	12,119

		54,249

United Kingdom — 12.5%
3i Group PLC	981,413	16,873
Anglo American PLC	651,700	22,966
Aon PLC, Cl A	22,895	6,543
Aptiv PLC *	67,044	9,988
Ashtead Group PLC	131,365	9,982
AstraZeneca PLC	179,555	21,652
Atlassian Corp PLC, Cl A *	71,978	28,174
B&M European Value Retail SA	1,255,693	9,984
Balfour Beatty PLC	991,355	3,598
Barclays PLC	18,782,585	47,646
BHP Group PLC	39,371	996
BP PLC	12,310,263	56,243
BP PLC ADR	748,386	20,453
British American Tobacco PLC	457,480	16,001
Compass Group PLC *	992,938	20,276
Computacenter PLC	62,379	2,282
Diageo PLC	721,090	34,921
Evraz PLC	1,669,026	13,297
Ferguson PLC	60,781	8,451
Ferrexpo PLC	524,939	2,311
Glencore PLC	3,022,391	14,285
Hays PLC	1,728,162	3,753
Howden Joinery Group PLC	99,204	1,197

20	SEI Institutional International Trust / Annual Report / September 30, 2021

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
IG Group Holdings PLC	186,542	$2,022
Indivior PLC *	204,652	594
Investec PLC	732,515	3,131
Kingfisher PLC	2,365,536	10,692
Land Securities Group PLC ‡	511,152	4,780
London Stock Exchange Group PLC	26,628	2,664
M&G PLC	555,976	1,523
Man Group PLC/Jersey	746,872	2,052
Next PLC *	68,244	7,519
Ninety One PLC (A)	375,849	1,301
Pagegroup PLC	97,734	813
Plus500 Ltd	133,218	2,497
Prudential PLC	2,385,408	46,427
QinetiQ Group PLC	196,336	857
Reckitt Benckiser Group PLC	54,094	4,254
RELX PLC	230,860	6,659
Rio Tinto PLC	387	25
Rio Tinto PLC ADR (A)	21,453	1,434
Rolls-Royce Holdings PLC *	22,570,573	42,363
Royal Mail PLC	885,075	5,013
Schroders PLC	46,684	2,251
Smith & Nephew PLC	1,070,990	18,420
THG PLC *	629,490	4,319
Travis Perkins PLC	33,960	702
Unilever PLC	389,376	21,048
Vodafone Group PLC	356,692	543
WH Smith PLC *	471,900	10,890
Wise PLC *	68,178	1,002

		577,667

United States — 1.9%
EPAM Systems Inc *	14,226	8,116
IHS Markit Ltd	87,290	10,180
Inmode Ltd *	12,047	1,921
Jackson Financial Inc, Cl A *	34,237	890
Lululemon Athletica Inc *	23,952	9,693
Mettler-Toledo International Inc *	6,059	8,345
Nomad Foods Ltd *	429,994	11,851
ResMed Inc	45,572	12,011
Shopify Inc, Cl A *	7,623	10,335
STERIS PLC	33,581	6,860
Wix.com Ltd *	4,034	790
ZIM Integrated Shipping Services Ltd *	112,619	5,710

		86,702

Total Common Stock (Cost $3,816,599) ($ Thousands)		4,478,254

PREFERRED STOCK — 0.4%
Brazil — 0.0%
Braskem SA*(C)	65,200	710

Description	Shares		Market Value ($ Thousands)

PREFERRED STOCK (continued)
Germany — 0.4%
Porsche Automobil Holding SE, 2.530%		50,721	$5,037
Sartorius AG, 0.120%		3,305	2,088
Schaeffler AG, 3.600%		106,067	816
Volkswagen AG, 2.590%		43,784	9,751

			17,692

Total Preferred Stock (Cost $17,972) ($ Thousands)			18,402

EXCHANGE TRADED FUND — 0.2%
United States — 0.2%

iShares Trust iShares ESG Aware MSCI EAFE ETF		130,120	10,199

Total Exchange Traded Fund (Cost $10,138) ($ Thousands)			10,199

	Face Amount (Thousands)
CONVERTIBLE BONDS — 0.1%
Credit Suisse Group Guernsey VII CV to 115.607
3.000%, 11/12/2021	CHF	381	437
Credit Suisse Group Guernsey VII CV to 23,121.387
3.000%, 11/12/2021 (D)		2,200	2,501

Total Convertible Bonds (Cost $2,819) ($ Thousands)			2,938

	Shares
AFFILIATED PARTNERSHIP — 3.5%
SEI Liquidity Fund, L.P.
0.010% **†(E)		161,604,517	161,647

Total Affiliated Partnership (Cost $161,634) ($ Thousands)			161,647

CASH EQUIVALENT — 1.0%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†		48,038,824	48,039

Total Cash Equivalent (Cost $48,039) ($ Thousands)			48,039

Total Investments in Securities — 101.7% (Cost $4,057,201) ($ Thousands)			$4,719,479

SEI Institutional International Trust / Annual Report / September 30, 2021	21

SCHEDULE OF INVESTMENTS

September 30, 2021

International Equity Fund (Concluded)

A list of the open futures contracts held by the Fund at September 30, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Euro STOXX 50	443	Dec-2021	$21,744	$20,783	$(571)
FTSE 100 Index	99	Dec-2021	9,634	9,442	46
Hang Seng Index	10	Oct-2021	1,553	1,575	23
SPI 200 Index	42	Dec-2021	5,665	5,532	(60)
TOPIX Index	81	Dec-2021	15,076	14,741	(173)

			$53,672	$52,073	$(735)

Percentages are based on Net Assets of $4,638,425 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2021.

†	Investment in Affiliated Security (see Note 5).

‡	Real Estate Investment Trust.

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2021 (see Note 9). The total market value of securities on loan at September 30, 2021 was $153,788 ($ Thousands).

(B)	Level 3 security in accordance with fair value hierarchy.

(C)	There is currently no rate available.

(D)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2021, the value of these securities amounted to $2,501 ($ Thousands), representing 0.1% of the Net Assets of the Fund.

(E)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total market value of such securities as of September 30, 2021 was $161,647 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

CV — Conversion Ratio

EAFE — Europe, Australasia and Far East

ETF — Exchange-Traded Fund

FTSE — Financial Times Stock Exchange

GDR — Global Depositary Receipt

L.P. — Limited Partnership

Ltd. — Limited

MSCI — Morgan Stanley Capital International

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

REIT — Real Estate investment Trust

SPI — Share Price Index

TOPIX- Tokyo Price Index

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	532,684	3,945,570	–^	4,478,254
Preferred Stock	710	17,692	–	18,402
Exchange Traded Fund	10,199	–	–	10,199
Convertible Bonds	–	2,938	–	2,938
Affiliated Partnership	–	161,647	–	161,647
Cash Equivalent	48,039	–	–	48,039

Total Investments in Securities	591,632	4,127,847	–	4,719,479

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	69	–	–	69
Unrealized Depreciation	(804)	–	–	(804)

Total Other Financial Instruments	(735)	–	–	(735)

^One security with a market value of $0.

*Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Loss	Change in Unrealized Appreciation	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 94,836	$ 768,970	$ (702,153)	$ (10)	$ 4	$ 161,647	161,604,517	$ 743	$ —
SEI Daily Income Trust, Government Fund, Cl F	71,397	250,857	(274,215)	—	—	48,039	48,038,824	5	—

Totals	$ 166,233	$ 1,019,827	$ (976,368)	$ (10)	$ 4	$ 209,686		$ 748	$ —

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

22	SEI Institutional International Trust / Annual Report / September 30, 2021

SCHEDULE OF INVESTMENTS

September 30, 2021

Emerging Market Equity Fund

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.1%
Argentina — 0.0%
Ternium SA ADR	23,178	$980

Austria — 0.2%
Erste Group Bank AG	99,708	4,397

Brazil — 3.1%
Ambev SA	429,100	1,207
Ambev SA ADR	620,074	1,712
Arezzo Industria e Comercio SA	110,900	1,682
B3 SA - Brasil Bolsa Balcao	1,417,877	3,326
Banco Bradesco SA ADR	793,268	3,038
Banco do Brasil SA	642,600	3,420
Banco Santander Brasil SA	294,100	1,915
Banco Santander Brasil SA ADR	108,700	711
CCR SA	288,300	621
Cia Energetica de Minas Gerais ADR	412,639	1,040
Cosan SA	1,063,200	4,443
CPFL Energia SA	487,000	2,411
CSN Mineracao SA	3,837,315	4,458
Diagnosticos da America SA	134,400	1,048
Equatorial Energia SA	229,293	1,067
Gerdau SA ADR	514,659	2,532
Hapvida Participacoes e Investimentos SA	935,800	2,334
JBS SA	307,077	2,084
Multiplan Empreendimentos Imobiliarios SA	227,300	791
Natura & Co Holding SA *	267,244	2,237
Notre Dame Intermedica Participacoes SA	26,300	359
Petrobras Distribuidora SA	881,402	3,782
Petroleo Brasileiro SA	21,549	223
Petroleo Brasileiro SA ADR	318,522	3,294
Porto Seguro SA	107,757	982
Rumo SA *	909,437	2,809
SLC Agricola SA	72,121	606

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
TIM SA/Brazil	610,500	$1,313
TIM SA/Brazil ADR	42,119	452
Ultrapar Participacoes SA	229,900	623
Vale SA ADR, Cl B	177,295	2,473
WEG SA	205,436	1,489

		60,482

Canada — 1.2%
Autohome Inc ADR	56,319	2,643
Endeavour Mining PLC	57,098	1,285
First Quantum Minerals Ltd	541,144	10,017
Ivanhoe Mines Ltd, Cl A *	505,751	3,234
Pan American Silver Corp	65,646	1,528
Parex Resources Inc	253,841	4,616

		23,323

Chile — 0.5%
Banco Santander Chile ADR	65,723	1,300
CAP SA	41,742	443
Falabella SA	388,107	1,357
Sociedad Quimica y Minera de Chile SA ADR	140,190	7,531

		10,631

China — 19.6%
360 DigiTech Inc ADR *	28,193	573
AECC Aviation Power Co Ltd, Cl A	113,200	931
Agricultural Bank of China Ltd, Cl H	10,931,000	3,763
Alibaba Group Holding Ltd *	1,005,776	18,579
Alibaba Group Holding Ltd ADR *	123,467	18,279
Angang Steel Co Ltd, Cl H	1,340,000	824
Anhui Conch Cement Co Ltd, Cl H	892,500	4,815
ANTA Sports Products Ltd	68,000	1,285
Baidu Inc ADR *	40,579	6,239
Bank of China Ltd, Cl H	13,394,106	4,740
Bank of Communications Co Ltd, Cl H	2,166,000	1,282
Bank of Nanjing Co Ltd, Cl A	602,834	841
BeiGene Ltd ADR *	1,672	607
Beijing Sinnet Technology Co Ltd, Cl A	709,589	1,409
Bilibili Inc ADR *(A)	39,997	2,647
Bosideng International Holdings Ltd	3,405,597	2,425
BYD Co Ltd, Cl H	52,370	1,633
China CITIC Bank Corp Ltd, Cl H	2,543,000	1,148
China Communications Services Corp Ltd, Cl H	1,348,111	745
China Construction Bank Corp, Cl H	14,884,050	10,600
China Jushi Co Ltd, Cl A	1,009,077	2,726
China Lesso Group Holdings Ltd	2,082,000	3,329
China Longyuan Power Group Corp Ltd, Cl H	2,957,238	7,266
China Merchants Bank Co Ltd, Cl H	968,062	7,697
China National Building Material Co Ltd, Cl H	1,084,733	1,465
China Pacific Insurance Group Co Ltd, Cl H	232,400	691
China Petroleum & Chemical Corp ADR	31,609	1,554
China Petroleum & Chemical Corp, Cl H	3,216,000	1,581

SEI Institutional International Trust / Annual Report / September 30, 2021	23

SCHEDULE OF INVESTMENTS

September 30, 2021

Emerging Market Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
China Resources Sanjiu Medical & Pharmaceutical Co Ltd, Cl A	203,500	$889
China Shenhua Energy Co Ltd, Cl H	673,500	1,573
Chongqing Zhifei Biological Products Co Ltd, Cl A	94,500	2,314
Contemporary Amperex Technology Co Ltd, Cl A	8,084	654
COSCO SHIPPING Holdings Co Ltd, Cl H *(A)	835,250	1,278
Dongfeng Motor Group Co Ltd, Cl H	3,728,000	3,336
Fangda Carbon New Material Co Ltd, Cl A	950,181	1,482
Fujian Green Pine Co Ltd, Cl A	1,242,700	2,686
Ginlong Technologies Co Ltd, Cl A	71,220	2,641
Haier Smart Home Co Ltd, Cl A	1,116,561	4,497
Haier Smart Home Co Ltd, Cl H	778,156	2,723
Hangzhou Robam Appliances Co Ltd, Cl A	364,266	1,901
Hengli Petrochemical Co Ltd, Cl A	695,000	2,775
Huazhu Group Ltd ADR *	101,014	4,633
Industrial & Commercial Bank of China Ltd, Cl H	17,263,208	9,569
JD.com Inc ADR *	79,490	5,742
Jiangsu Changshu Rural Commercial Bank Co Ltd, Cl A	3,800,274	3,762
Kweichow Moutai Co Ltd, Cl A	8,900	2,515
KWG Group Holdings Ltd	3,545,303	3,477
Longfor Group Holdings Ltd	237,000	1,081
LONGi Green Energy Technology Co Ltd, Cl A	747,500	9,473
Lufax Holding Ltd ADR *	379,619	2,650
Luxshare Precision Industry Co Ltd, Cl A	967,300	5,291
Montage Technology Co Ltd, Cl A	314,348	2,869
NARI Technology Co Ltd, Cl A	562,380	3,105
NetEase Inc ADR	143,238	12,233
NIO Inc ADR *	58,872	2,098
PetroChina Co Ltd, Cl H	3,856,000	1,809
PICC Property & Casualty Co Ltd, Cl H	4,820,000	4,684
Pinduoduo Inc ADR *	16,055	1,456
Ping An Insurance Group Co of China Ltd, Cl A	1,051,700	7,843
Ping An Insurance Group Co of China Ltd, Cl H	1,688,965	11,507
Poly Developments and Holdings Group Co Ltd, Cl A	775,626	1,679
QuakeSafe Technologies Co Ltd, Cl A	64,800	1,093
Raytron Technology Co Ltd, Cl A	180,497	2,451
Sangfor Technologies Inc, Cl A	123,991	4,481
Seazen Holdings Co Ltd, Cl A	115,800	667
Shenzhen Kangtai Biological Products Co Ltd, Cl A	160,300	2,728
Sichuan Kelun Pharmaceutical Co Ltd, Cl A	747,398	2,075
Sinopec Engineering Group Co Ltd, Cl H	844,323	427
Sinotrans Ltd, Cl H	2,322,309	907
Sinotruk Hong Kong Ltd	905,500	1,345
Songcheng Performance Development Co Ltd, Cl A	1,144,800	2,481

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Tencent Holdings Ltd	1,068,390	$64,353
Tingyi Cayman Islands Holding Corp	450,754	837
Trip.com Group Ltd ADR *	73,451	2,259
Tsingtao Brewery Co Ltd, Cl H	353,000	2,765
Uni-President China Holdings Ltd	884,000	845
Vipshop Holdings Ltd ADR *	227,127	2,530
Want Want China Holdings Ltd	1,170,000	884
Weichai Power Co Ltd, Cl H	2,676,000	5,548
Wingtech Technology Co Ltd, Cl A	464,900	6,666
Wuhu Sanqi Interactive Entertainment
Network Technology Group Co Ltd, Cl A *	1,106,200	3,580
WUS Printed Circuit Kunshan Co Ltd, Cl A	1,404,080	2,421
Wuxi Lead Intelligent Equipment Co Ltd, Cl A	237,980	2,541
Xianhe Co Ltd, Cl A	702,779	3,529
XPeng Inc ADR, Cl A *	40,792	1,450
Xtep International Holdings Ltd (A)	957,500	1,346
Yantai Jereh Oilfield Services Group Co Ltd, Cl A	420,297	3,123
Yifeng Pharmacy Chain Co Ltd, Cl A	452,600	3,633
Yuan Longping High-tech Agriculture Co Ltd, Cl A	1,318,200	4,367
Yum China Holdings Inc	22,528	1,309
Zai Lab Ltd ADR *	4,164	439
Zhejiang Expressway Co Ltd, Cl H	1,800,000	1,484
Zhejiang Juhua Co Ltd, Cl A	1,286,713	2,953
Zhongsheng Group Holdings Ltd	693,000	5,588
ZTE Corp, Cl H	298,000	979
ZTO Express Cayman Inc ADR	21,204	650

		380,633

Colombia — 0.1%
Grupo de Inversiones Suramericana SA	208,753	1,172

Czech Republic — 0.1%
CEZ AS	60,830	1,984
Moneta Money Bank AS *	223,429	901

		2,885

Germany — 0.3%
Delivery Hero SE *	39,303	5,021

Greece — 0.4%
Alpha Services and Holdings SA *	2,794,280	3,545
Eurobank Ergasias Services and Holdings SA *	3,294,549	3,082
Hellenic Telecommunications Organization SA	62,188	1,168

		7,795

Hong Kong — 9.4%
A-Living Smart City Services Co Ltd, Cl H	1,324,750	4,733
ASM Pacific Technology Ltd	232,000	2,550
Beijing Enterprises Holdings Ltd	1,046,500	4,175
Bilibili Inc, Cl Z *	34,540	2,323
Chaoda Modern Agriculture Holdings Ltd *	2,056,181	12
China Conch Venture Holdings Ltd	389,000	1,811

24	SEI Institutional International Trust / Annual Report / September 30, 2021

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
China Everbright Bank Co Ltd, Cl H	4,691,000	$1,649
China Feihe Ltd	1,611,000	2,731
China High Precision Automation Group Ltd *(F)	1,385,624	–
China Hongqiao Group Ltd	841,000	1,076
China International Marine Containers Group Co Ltd, Cl H	556,079	1,175
China Medical System Holdings Ltd	2,680,870	4,894
China Meidong Auto Holdings Ltd	725,830	3,653
China Mengniu Dairy Co Ltd	311,000	2,004
China Merchants Port Holdings Co Ltd	1,608,000	2,756
China Resources Gas Group Ltd	116,421	611
China Resources Land Ltd	3,046,000	12,842
China Resources Pharmaceutical Group Ltd	4,233,500	2,087
China Southern Airlines Co Ltd, Cl H	4,012,000	2,262
China Yongda Automobiles Services Holdings Ltd	512,000	745
China Yuhua Education Corp Ltd	3,418,000	1,661
Chinasoft International Ltd	1,322	2
CIFI Holdings Group Co Ltd	2,520,000	1,708
CITIC Ltd	1,172,000	1,237
Country Garden Services Holdings Co Ltd	78,130	615
CSPC Pharmaceutical Group Ltd	1,026,247	1,222
Far East Horizon Ltd	910,884	924
Galaxy Entertainment Group Ltd	244,200	1,250
Geely Automobile Holdings Ltd	2,470,542	7,090
GF Securities Co Ltd, Cl H	241,013	419
Greentown Management Holdings Co Ltd	3,201,113	1,330
Guangzhou Automobile Group Co Ltd, Cl H	4,448,000	3,925
Hong Kong Exchanges & Clearing Ltd	118,600	7,296
Hopson Development Holdings Ltd	662,214	2,361
Huazhu Group Ltd *	133,000	616
Innovent Biologics Inc *	64,656	626
JD.com Inc, Cl A *	315,506	11,540
Kingboard Holdings Ltd	177,271	804
Kingboard Laminates Holdings Ltd	2,399,182	3,950
Kuaishou Technology, Cl B *	108,100	1,162
Kunlun Energy Co Ltd	6,622,020	6,922
Lenovo Group Ltd	4,524,659	4,986
Li Ning Co Ltd	471,988	5,495
Meituan, Cl B *	602,200	19,191
Nine Dragons Paper Holdings Ltd	1,712,000	2,092
People’s Insurance Co Group of China Ltd/ The, Cl H	3,080,407	956
Postal Savings Bank of China Co Ltd, Cl H	4,461,000	3,078
Q Technology Group Co Ltd	817,585	1,177
Shanghai Pharmaceuticals Holding Co Ltd, Cl H	2,254,209	4,370
Shenzhen International Holdings Ltd	15,751	20
Sino Biopharmaceutical Ltd	787,000	655
SITC International Holdings Co Ltd	233,013	835
Smoore International Holdings Ltd	117,000	546

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Sunny Optical Technology Group Co Ltd	115,002	$3,012
Topsports International Holdings Ltd	705,000	799
Vinda International Holdings Ltd	612,000	1,807
WH Group Ltd	3,632,250	2,579
WuXi AppTec Co Ltd, Cl H	28,100	656
Wuxi Biologics Cayman Inc *	154,955	2,536
Xiaomi Corp, Cl B *	916,005	2,541
Xinyi Solar Holdings Ltd	4,086,458	8,357
Yadea Group Holdings Ltd	2,698,000	4,442
Yuexiu Property Co Ltd	712,025	669

		181,548

Hungary — 1.1%
MOL Hungarian Oil & Gas PLC	100,460	836
OTP Bank Nyrt *	175,056	10,281
Richter Gedeon Nyrt	384,308	10,521

		21,638

India — 12.1%
ACC Ltd	22,041	668
Ambuja Cements Ltd	452,902	2,438
Apollo Hospitals Enterprise Ltd	55,484	3,347
Aptus Value Housing Finance India Ltd *	466,060	1,975
AU Small Finance Bank Ltd *	131,378	2,055
Avenue Supermarts Ltd *	10,954	627
Axis Bank Ltd	79,815	818
Bajaj Auto Ltd	22,769	1,174
Bajaj Finance Ltd	14,024	1,442
Bajaj Finserv Ltd	2,723	651
Bharat Electronics Ltd	542,788	1,480
Bharat Petroleum Corp Ltd	119,040	692
Bharti Airtel Ltd *	317,845	2,940
Cartrade Tech Ltd *	45,709	757
Cipla Ltd/India	115,846	1,534
Container Corp Of India Ltd	285,039	2,702
Divi’s Laboratories Ltd	26,862	1,735
DLF Ltd	198,122	1,108
EPL Ltd	820,573	2,642
GAIL India Ltd	1,693,417	3,620
GMM Pfaudler Ltd	24,158	1,437
Godrej Properties Ltd *	105,523	3,286
HCL Technologies Ltd	714,925	12,293
HDFC Bank Ltd	294,409	6,310
HDFC Life Insurance Co Ltd	72,493	704
Hero MotoCorp Ltd	89,931	3,428
Hindalco Industries Ltd	226,263	1,485
Hindustan Unilever Ltd	108,361	3,939
Housing Development Finance Corp Ltd	504,165	18,606
ICICI Bank Ltd	993,182	9,310
ICICI Bank Ltd ADR	537,561	10,144
ICICI Lombard General Insurance Co Ltd	126,290	2,698
Indian Hotels Co Ltd/The	119,229	290
Indian Oil Corp Ltd	930,878	1,565
IndusInd Bank Ltd	310,653	4,625

SEI Institutional International Trust / Annual Report / September 30, 2021	25

SCHEDULE OF INVESTMENTS

September 30, 2021

Emerging Market Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Infosys Ltd	231,498	$5,202
Infosys Ltd ADR	516,915	11,501
InterGlobe Aviation Ltd	151,528	4,123
IRB Infrastructure Developers Ltd *	1,207,411	3,307
ITC Ltd	198,131	628
JM Financial Ltd	367,047	457
Jubilant Foodworks Ltd	21,720	1,182
Kotak Mahindra Bank Ltd	27,976	753
Larsen & Toubro Ltd	84,662	1,933
LIC Housing Finance Ltd	194,234	1,115
Manappuram Finance Ltd	396,940	902
Marico Ltd	92,161	681
NTPC Ltd	896,628	1,710
Oil & Natural Gas Corp Ltd	602,509	1,166
Page Industries Ltd	2,259	963
Persistent Systems Ltd	17,807	892
Petronet LNG Ltd	2,166,737	6,960
Piramal Enterprises Ltd	30,522	1,064
Power Grid Corp of India Ltd	458,180	1,173
REC Ltd	461,906	978
Reliance Industries Ltd	825,460	26,060
SBI Cards & Payment Services Ltd *	329,831	4,562
SBI Life Insurance Co Ltd	89,865	1,469
Sona Blw Precision Forgings Ltd *	298,373	2,241
Spandana Sphoorty Financial Ltd *	83,720	644
State Bank of India	1,058,946	6,416
Sun Pharmaceutical Industries Ltd	91,442	1,007
Tata Consultancy Services Ltd	258,972	13,141
Tata Consumer Products Ltd	75,375	826
Tata Power Co Ltd/The	586,907	1,253
Tata Steel Ltd	34,389	596
Tech Mahindra Ltd	48,422	897
Titan Co Ltd	50,075	1,455
Torrent Power Ltd	496,141	3,376
UltraTech Cement Ltd	42,122	4,190
United Breweries Ltd	110,264	2,336
UPL Ltd	68,235	648
Vedanta Ltd	225,314	869
Wipro Ltd	127,637	1,087
WNS Holdings Ltd ADR *	17,029	1,393

		235,681

Indonesia — 1.3%
Adaro Energy Tbk PT	12,383,200	1,517
Astra International Tbk PT	7,688,600	2,943
Bank Central Asia Tbk PT	1,094,308	2,670
Bank Mandiri Persero Tbk PT	3,080,500	1,319
Bank Rakyat Indonesia Persero Tbk PT	28,380,693	7,592
Bukalapak.com PT Tbk *	29,961,700	1,793
Indofood Sukses Makmur Tbk PT	4,282,700	1,899
Sarana Menara Nusantara Tbk PT	11,303,055	1,042

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Telkom Indonesia Persero Tbk PT	14,423,700	$3,702

		24,477

Jordan — 0.0%
Hikma Pharmaceuticals PLC	21,959	723

Malaysia — 0.3%
CIMB Group Holdings Bhd	1,107,174	1,260
Frontken Corp Bhd	1,198,490	1,024
Hong Leong Bank Bhd	186,787	843
IHH Healthcare Bhd	631,800	1,007
Sime Darby Bhd	790,070	428
Telekom Malaysia Bhd	451,805	615

		5,177

Mexico — 1.9%
Alfa SAB de CV, Cl A	3,458,751	2,412
America Movil SAB de CV ADR, Cl L	94,646	1,672
Cemex SAB de CV ADR *	1,068,331	7,660
Coca-Cola Femsa SAB de CV	293,063	1,662
Fomento Economico Mexicano SAB de CV	405,654	3,536
Grupo Bimbo SAB de CV, Ser A	277,646	784
Grupo Financiero Banorte SAB de CV, Cl O	1,566,722	10,088
Grupo Mexico SAB de CV, Ser B	728,559	2,911
Kimberly-Clark de Mexico SAB de CV, Cl A	269,526	445
Megacable Holdings SAB de CV	84,738	259
Promotora y Operadora de Infraestructura SAB de CV	130,600	907
Qualitas Controladora SAB de CV	55,343	256
Wal-Mart de Mexico SAB de CV	1,021,993	3,480

		36,072

Netherlands — 0.2%
InPost SA *	123,913	2,054
Prosus NV	22,475	1,791

		3,845

Norway — 0.1%
Yara International ASA	38,393	1,907

Peru — 0.1%
Credicorp Ltd	14,124	1,567

Philippines — 0.1%
BDO Unibank Inc	283,782	613
International Container Terminal Services Inc	115,339	440
Monde Nissin Corp *	4,924,200	1,810

		2,863

Poland — 1.1%
Allegro.eu SA *	224,011	3,263
Cyfrowy Polsat SA	106,626	957
Dino Polska SA *	96,253	8,033
PGE Polska Grupa Energetyczna SA *	38,327	86
Polski Koncern Naftowy ORLEN SA	167,600	3,449
Polskie Gornictwo Naftowe i Gazownictwo SA	557,169	905
Powszechna Kasa Oszczednosci Bank Polski SA *	108,752	1,152

26	SEI Institutional International Trust / Annual Report / September 30, 2021

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Powszechny Zaklad Ubezpieczen SA	338,054	$3,098

		20,943

Qatar — 0.1%
Industries Qatar QSC	181,359	769
Ooredoo QPSC	343,423	692
Qatar National Bank QPSC	128,814	677

		2,138

Russia — 4.7%
Alrosa PJSC	530,920	970
Detsky Mir PJSC	1,287,672	2,307
Gazprom PJSC	720,642	3,580
Gazprom PJSC ADR (A)	622,630	6,189
LUKOIL PJSC ADR	256,787	24,326
Magnit GDR *	131,843	2,204
Magnit PJSC GDR	13,117	222
Mobile TeleSystems PJSC ADR	592,157	5,708
Polyus PJSC	9,893	1,626
Rosneft Oil Co PJSC	532,065	4,503
Sberbank of Russia PJSC	841,978	3,942
Sberbank of Russia PJSC ADR	1,067,796	20,021
Surgutneftegas PJSC ADR	467,787	2,320
X5 Retail Group NV GDR	59,483	1,930
Yandex NV, Cl A *	140,362	11,186

		91,034

Saudi Arabia — 1.4%
Al Hammadi Co for Development and Investment	78,349	803
Al Rajhi Bank	121,794	3,981
Alinma Bank	190,843	1,219
Banque Saudi Fransi	61,163	680
Dr Sulaiman Al Habib Medical Services Group Co	11,821	548
Riyad Bank	495,103	3,550
SABIC Agri-Nutrients Co	33,183	1,530
Sahara International Petrochemical Co	137,842	1,612
Saudi Arabian Mining Co *	63,520	1,418
Saudi Basic Industries Corp	26,927	913
Saudi British Bank/The	76,206	673
Saudi Electricity Co	93,738	672
Saudi Industrial Investment Group	118,275	1,288
Saudi National Bank/The	387,908	6,347
Saudi Telecom Co	30,741	1,038
United Electronics Co	22,631	862

		27,134

Singapore — 0.0%
Yangzijiang Shipbuilding Holdings Ltd	741,483	751

South Africa — 3.6%
Absa Group Ltd	204,064	2,064
African Rainbow Minerals Ltd (A)	42,322	533
Aspen Pharmacare Holdings Ltd	109,719	1,972
Bid Corp Ltd	179,498	3,875
Capitec Bank Holdings Ltd	31,890	3,858

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Cie Financiere Richemont SA (A)	139,419	$1,437
Exxaro Resources Ltd (A)	71,260	765
FirstRand Ltd	1,024,512	4,389
Gold Fields Ltd	73,411	600
Gold Fields Ltd ADR	556,101	4,515
Kumba Iron Ore Ltd	77,874	2,554
Mr Price Group Ltd	320,348	4,293
MTN Group Ltd	225,329	2,113
Naspers Ltd, Cl N	79,252	13,209
Nedbank Group Ltd (A)	342,000	3,970
Old Mutual Ltd	2,730,859	2,996
Remgro Ltd	120,792	1,091
Sasol Ltd	100,810	1,907
Shoprite Holdings Ltd	361,436	4,294
Sibanye Stillwater Ltd	1,406,698	4,335
SPAR Group Ltd/The	51,118	666
Standard Bank Group Ltd	76,086	723
Vodacom Group Ltd	152,991	1,465
Woolworths Holdings Ltd/South Africa	327,499	1,282

		68,906

South Korea — 11.8%
BGF retail Co Ltd	2,824	404
Celltrion Inc *	2,772	604
Cheil Worldwide Inc	101,103	1,934
CJ CheilJedang Corp	16,531	5,694
CJ ENM Co Ltd	37,966	4,818
Coway Co Ltd	72,615	4,537
DB HiTek Co Ltd	25,545	1,160
DB Insurance Co Ltd	27,627	1,477
Doosan Fuel Cell Co Ltd *(A)	37,445	1,618
E-MART Inc	6,871	947
Fila Holdings Corp	18,884	674
GS Engineering & Construction Corp	23,818	851
GS Holdings Corp	46,789	1,754
Hana Financial Group Inc	356,593	13,837
Hankook Tire & Technology Co Ltd	70,683	2,556
Hyundai Mobis Co Ltd	28,675	6,068
Hyundai Motor Co	3,637	607
Kakao Corp	27,885	2,753
KakaoBank Corp *(A)	27,346	1,543
KB Financial Group Inc	66,131	3,084
KH Vatec Co Ltd *(A)	74,954	1,478
Kia Corp	116,741	7,886
Korea Gas Corp	24,162	988
Korea Petrochemical Ind Co Ltd	12,072	2,168
Krafton Inc *(A)	1,398	596
Kumho Petrochemical Co Ltd	6,048	956
LG Chem Ltd	7,029	4,557
LG Electronics Inc	50,585	5,357
LG Innotek Co Ltd	6,777	1,178
LG Uplus Corp	80,472	1,013
Lotte Chemical Corp	4,177	843

SEI Institutional International Trust / Annual Report / September 30, 2021	27

SCHEDULE OF INVESTMENTS

September 30, 2021

Emerging Market Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
LOTTE Fine Chemical Co Ltd	8,643	$662
Mando Corp	37,880	1,801
NAVER Corp	19,216	6,255
NCSoft Corp	15,493	7,871
NICE Information Service Co Ltd	38,248	655
Orion Corp/Republic of Korea	28,645	2,838
Pan Ocean Co Ltd	347,279	2,188
PI Advanced Materials Co Ltd	41,834	1,943
POSCO	16,799	4,654
POSCO ADR	23,007	1,587
Samsung Biologics Co Ltd *	6,161	4,528
Samsung Electro-Mechanics Co Ltd	29,006	4,297
Samsung Electronics Co Ltd	1,109,546	68,598
Samsung Engineering Co Ltd *	32,392	691
Samsung Fire & Marine Insurance Co Ltd	3,331	659
Samsung SDI Co Ltd	4,897	2,944
Shinhan Financial Group Co Ltd	30,500	1,032
Shinsegae Inc	3,442	761
SK Hynix Inc	145,339	12,411
SK Innovation Co Ltd	2,894	639
SK Telecom Co Ltd	40,955	11,146
SK Telecom Co Ltd ADR	21,617	651
S-Oil Corp	17,443	1,603
Solus Advanced Materials Co Ltd	31,776	1,899
Soulbrain Co Ltd/New (A)	8,815	2,015

		228,268

Switzerland — 0.1%
Wizz Air Holdings Plc *	33,015	2,224

Taiwan — 13.1%
Accton Technology Corp	151,200	1,425
ASE Technology Holding Co Ltd	207,992	803
Asia Vital Components Co Ltd	305,000	858
ASPEED Technology Inc	11,000	909
Cathay Financial Holding Co Ltd	446,503	927
Chailease Holding Co Ltd	779,445	6,842
China Steel Corp	373,000	484
ChipMOS Technologies Inc	460,737	781
Chunghwa Telecom Co Ltd	844,000	3,350
CTBC Financial Holding Co Ltd	9,694,000	7,946
Delta Electronics Inc	665,000	5,975
E.Sun Financial Holding Co Ltd	1,313,807	1,236
Elite Material Co Ltd	44,000	342
eMemory Technology Inc	13,000	915
Formosa Chemicals & Fibre Corp	635,000	1,902
Formosa Plastics Corp	216,000	876
Formosa Sumco Technology Corp	209,000	1,201
Fubon Financial Holding Co Ltd	4,008,531	10,956
Gigabyte Technology Co Ltd	264,000	820
Global Unichip Corp	49,000	871
Hon Hai Precision Industry Co Ltd	854,000	3,189
Keystone Microtech Corp	155,000	1,709
LandMark Optoelectronics Corp	191,000	1,535

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Largan Precision Co Ltd	35,000	$2,729
Lite-On Technology Corp	684,000	1,522
MediaTek Inc	427,628	13,877
Merida Industry Co Ltd	174,000	1,816
Micro-Star International Co Ltd	1,093,000	5,031
Nan Ya Plastics Corp	640,000	2,092
Nan Ya Printed Circuit Board Corp	65,000	1,002
Nien Made Enterprise Co Ltd	133,079	1,885
Parade Technologies Ltd	22,600	1,333
Pou Chen	1,024,000	1,235
Powertech Technology Inc	378,250	1,410
Realtek Semiconductor Corp	34,003	603
RichWave Technology Corp	325,400	2,736
Silergy Corp	15,790	2,304
SinoPac Financial Holdings Co Ltd	1,517,729	754
Taishin Financial Holding Co Ltd	2,131,624	1,380
Taiwan Cement Corp	2,512,000	4,582
Taiwan Paiho Ltd	815,000	2,363
Taiwan Semiconductor Manufacturing Co Ltd	5,382,278	111,087
Taiwan Semiconductor Manufacturing Co Ltd ADR	111,806	12,483
Tong Hsing Electronic Industries Ltd	387,313	3,101
Unimicron Technology Corp	644,000	3,038
Uni-President Enterprises Corp	2,523,000	6,158
United Microelectronics Corp	2,247,272	5,108
Vanguard International Semiconductor Corp	225,000	1,219
Wiwynn Corp *	164,000	5,098
Yageo Corp	71,000	1,112
Yuanta Financial Holding Co Ltd	742,084	655

		253,565

Thailand — 1.7%
Advanced Info Service PCL (F)	520,300	3,003
Bangkok Dusit Medical Services PCL NVDR	2,049,516	1,374
Central Pattana PCL	1,642,300	2,555
Global Power Synergy PCL NVDR	375,930	834
Home Product Center PCL (F)	15,743,354	6,287
Indorama Ventures PCL NVDR	951,700	1,239
Kasikornbank PCL	347,800	1,354
Land & Houses PCL NVDR	3,313,616	775
Ngern Tid Lor PCL *	2,253,400	2,214
PTT PCL NVDR	5,513,400	6,306
Siam Cement PCL/The (F)	180,700	2,138
Siam Cement PCL/The NVDR	54,000	639
Thai Beverage PCL	3,710,150	1,783
Thai Union Group PCL, Cl F (F)	2,725,000	1,744

		32,245

Turkey — 0.8%
Akbank TAS	3,272,524	1,963
Haci Omer Sabanci Holding AS	629,042	693
KOC Holding AS	300,637	764

28	SEI Institutional International Trust / Annual Report / September 30, 2021

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Turk Hava Yollari AO *	573,876	$899
Turkcell Iletisim Hizmetleri AS (A)	752,830	1,296
Turkiye Garanti Bankasi AS	7,248,429	7,527
Turkiye Sise ve Cam Fabrikalari AS	2,404,367	2,216

		15,358

United Arab Emirates — 0.6%
Abu Dhabi Commercial Bank PJSC	644,794	1,314
Aldar Properties PJSC	1,132,702	1,255
Emaar Properties PJSC	5,378,620	5,952
Emirates NBD Bank PJSC	314,840	1,211
Emirates Telecommunications Group Co PJSC	98,516	644
First Abu Dhabi Bank PJSC	312,486	1,510

		11,886

United Kingdom — 1.4%
Anglo American PLC	114,797	4,053
Antofagasta PLC	67,381	1,226
Endeavour Mining PLC	10,400	240
Fix Price Group Ltd GDR	534,482	4,822
Hochschild Mining PLC	248,671	445
Kaspi.KZ JSC GDR	50,986	5,790
NAC Kazatomprom JSC GDR	42,749	1,539
Network International Holdings PLC *	477,501	2,330
Novatek PJSC GDR	2,864	754
Polymetal International PLC	158,514	2,690
Polyus PJSC GDR	9,560	785
Tullow Oil PLC *(A)	3,098,101	2,127

		26,801

United States — 0.3%
Livent Corp *	50,380	1,164
Pagseguro Digital Ltd, Cl A *	69,904	3,615
Southern Copper Corp	10,510	590
Vasta Platform Ltd, Cl A *	88,700	405

		5,774

Vietnam — 0.3%
Hoa Phat Group JSC	1,561,821	3,654
Vincom Retail JSC *	2,421,545	3,081

		6,735

Total Common Stock (Cost $1,436,794) ($ Thousands)		1,806,579

PREFERRED STOCK — 1.9%
Brazil — 0.8%
Banco Bradesco SA (B)	1,451,270	5,540
Bradespar SA (B)	137,369	1,311
Centrais Eletricas Brasileiras SA (B)	130,796	931
Cia Energetica de Minas Gerais (B)	864,400	2,221
Cia Paranaense de Energia (B)	516,770	693
Itau Unibanco Holding SA, 4.160%	275,396	1,463
Itausa SA, 3.240%	663,351	1,362

Description		Shares	Market Value ($ Thousands)

PREFERRED STOCK (continued)
Petroleo Brasileiro SA (B)		219,700	$1,097
Usinas Siderurgicas de Minas Gerais SA Usiminas(B)		328,686	973

			15,591

Chile — 0.2%
Sociedad Quimica y Minera de Chile SA, Cl B(B)		62,415	3,363

South Korea — 0.9%
Hyundai Motor Co (B)		50,326	4,032
LG Chem Ltd (B)		8,499	2,664
LG Electronics *(B)		21,377	1,170
Samsung Electronics Co Ltd(B)		170,678	9,964

			17,830

Total Preferred Stock (Cost $34,872) ($ Thousands)			36,784

		Number of Rights
RIGHTS — 0.0%
India — 0.0%
Bharti Airtel Ltd, Expires 10/28/2021 *		24,682	51

South Korea — 0.0%
Hyundai Engineering & Construction Co Ltd *‡‡		256	17

Taiwan — 0.0%
Fubon Financial, Expires 10/25/2021 *		209,816	84

Total Rights (Cost $—) ($ Thousands)			152

		Face Amount
		(Thousands)
DEBENTURE BOND — 0.0%
Brazil — 0.0%
Vale, Ser 1997
0.000% (C)(D)	BRL	8	–

Total Debenture Bond (Cost $—) ($ Thousands)			–

		Number of
		Warrants
WARRANT — 0.0%
Thailand — 0.0%
RS PCL, Expires 12/31/2024 *		186,420	–

Total Warrant (Cost $—) ($ Thousands)			–

SEI Institutional International Trust / Annual Report / September 30, 2021	29

SCHEDULE OF INVESTMENTS

September 30, 2021

Emerging Market Equity Fund (Concluded)

Description	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 1.0%
SEI Liquidity Fund, L.P.
0.010% **†(E)	17,851,952	$17,858

Total Affiliated Partnership (Cost $17,855) ($ Thousands)		17,858

CASH EQUIVALENT — 3.1%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	60,831,741	60,832

Total Cash Equivalent (Cost $60,832) ($ Thousands)		60,832

Total Investments in Securities — 99.1% (Cost $1,550,353) ($ Thousands)		$1,922,205

A list of the open futures contracts held by the Fund at September 30, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
MSCI Emerging Markets	1,188	Dec-2021	$76,188	$73,988	$(2,200)

Percentages are based on Net Assets of $1,940,282 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2021.

†	Investment in Affiliated Security (see Note 5).

‡‡	Expiration date not available.

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2021 (see Note 9). The total market value of securities on loan at September 30, 2021 was $16,962 ($ Thousands).

(B)	There is currently no rate available.

(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(D)	Perpetual security with no stated maturity date.

(E)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total market value of such securities as of September 30, 2021 was $17,858 ($ Thousands).

(F)	Securities considered illiquid. The total value of such securities as of September 30, 2021 was $13,172 ($ Thousands) and represented 0.7% of the Net Assets of the Fund.

ADR — American Depositary Receipt

BRL — Brazilian Real

Cl — Class

GDR — Global Depositary Receipt

JSC — Joint-Stock Company

L.P. — Limited Partnership

Ltd. — Limited

MSCI — Morgan Stanley Capital International

NVDR — Non-Voting Depositary Receipt

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

Ser — Series

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	361,126	1,445,453	–	1,806,579
Preferred Stock	18,954	17,830	–	36,784
Rights	152	–	–	152
Debenture Bond	–	–	–	–
Warrant	–	–	–	–
Affiliated Partnership	–	17,858	–	17,858
Cash Equivalent	60,832	–	–	60,832

Total Investments in Securities	441,064	1,481,141	–	1,922,205

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(2,200)	–	–	(2,200)

Total Other Financial Instruments	(2,200)	–	–	(2,200)

*Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

30	SEI Institutional International Trust / Annual Report / September 30, 2021

The following is a summary of the transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Depreciation	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 20,023	$ 162,185	$ (164,347)	$ 2	$ (5)	$ 17,858	17,851,952	$ 302	$ —
SEI Daily Income Trust, Government Fund, Cl F	27,199	225,034	(191,401)	—	—	60,832	60,831,741	2	—

Totals	$ 47,222	$ 387,219	$ (355,748)	$ 2	$ (5)	$ 78,690		$ 304	$ —

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2021	31

SCHEDULE OF INVESTMENTS

September 30, 2021

International Fixed Income Fund

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS — 91.1%
Australia — 2.5%
Australia & New Zealand Banking Group MTN
5.000%, 08/16/2023	AUD	750	$588
Australia Government Bond
4.750%, 04/21/2027		918	802
4.500%, 04/21/2033		640	607
3.750%, 04/21/2037		1,463	1,316
3.250%, 04/21/2025		843	669
3.000%, 03/21/2047		2,628	2,137
2.750%, 06/21/2035		1,243	1,005
2.750%, 05/21/2041		949	745
2.500%, 05/21/2030		1,154	912
2.250%, 05/21/2028		33	26
1.750%, 06/21/2051		831	520
0.500%, 09/21/2026		682	486
Commonwealth Bank of Australia MTN
3.000%, 05/03/2022	EUR	330	390
0.375%, 04/11/2024		455	537
Glencore Capital Finance DAC MTN
0.750%, 03/01/2029		450	514
Glencore Finance Europe MTN
1.500%, 10/15/2026		120	146
National Australia Bank
5.000%, 03/11/2024	AUD	750	600
2.990%, 05/21/2031 (A)	$	520	526
National Australia Bank MTN
2.250%, 06/06/2025	EUR	206	261
Westpac Banking MTN
1.250%, 01/14/2033		310	395
Westpac Banking Corp MTN
0.500%, 05/17/2024		505	598

			13,780

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Austria — 1.4%
JAB Holdings BV
1.000%, 12/20/2027	EUR	400	$474
Raiffeisen Bank International
2.875%, 06/18/2032		400	506
Republic of Austria Government Bond (A)
4.150%, 03/15/2037		403	741
2.400%, 05/23/2034		110	163
2.100%, 09/20/2117		50	92
0.850%, 06/30/2120		214	219
0.750%, 10/20/2026		1,784	2,195
0.750%, 03/20/2051		454	540
0.023%, 02/20/2031 (B)		730	843
0.000%, 04/20/2025 (B)		647	765
Republic of Austria Government Bond, Ser 97-6
6.250%, 07/15/2027		649	1,046

			7,584

Belgium — 1.7%
Ageas
1.875%, VAR Euribor 3 Month + 3.100%, 11/24/2051		200	234
Anheuser-Busch InBev MTN
2.250%, 05/24/2029	GBP	205	286
1.150%, 01/22/2027	EUR	230	280
Kingdom of Belgium Government Bond
4.250%, 03/28/2041 (A)		470	907
3.750%, 06/22/2045		331	633
3.000%, 06/22/2034 (A)		445	691
2.600%, 06/22/2024 (A)		301	380
1.700%, 06/22/2050 (A)		321	447
1.600%, 06/22/2047 (A)		351	478
1.000%, 06/22/2026 (A)		370	459
1.000%, 06/22/2031 (A)		490	620
0.900%, 06/22/2029 (A)		832	1,043
0.800%, 06/22/2025 (A)		325	396
0.500%, 10/22/2024 (A)		330	396
0.200%, 10/22/2023 (A)		860	1,015
0.000%, 10/22/2027 (A)(B)		1,133	1,340
Kingdom of Belgium Government Bond, Ser 44
5.000%, 03/28/2035 (A)		64	121

			9,726

Brazil — 0.0%
OEC Finance
7.125%, 12/26/2046	$	159	14
4.375%, 10/25/2029		104	8

			22

Canada — 7.3%
1011778 BC ULC
3.875%, 01/15/2028 (A)		143	144

32	SEI Institutional International Trust / Annual Report / September 30, 2021

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Bank of Nova Scotia
0.010%, 03/18/2025	EUR	645	$755
Bell Canada MTN
4.700%, 09/11/2023	CAD	80	67
Canada Housing Trust No. 1 (A)
2.250%, 12/15/2025		2,235	1,842
1.750%, 06/15/2022		2,465	1,966
Canadian Government Bond
5.750%, 06/01/2033		1,205	1,365
2.750%, 12/01/2048		400	368
2.750%, 12/01/2048		300	276
2.500%, 06/01/2024		1,990	1,646
2.250%, 06/01/2029		2,076	1,751
1.500%, 06/01/2026 (E)		8,081	6,509
1.500%, 06/01/2031		268	211
1.000%, 09/01/2022		525	417
1.000%, 06/01/2027		1,375	1,076
0.500%, 09/01/2025		1,874	1,453
Canadian When Issued Government Bond
2.000%, 12/01/2051		487	386
Cenovus Energy
4.400%, 04/15/2029	$	146	164
CPPIB Capital MTN
0.250%, 04/06/2027	EUR	1,765	2,084
Government of Canada
3.500%, 12/01/2045	CAD	158	162
Ontario Teachers’ Finance Trust
2.000%, 04/16/2031 (A)	$	1,914	1,929
0.500%, 05/06/2025	EUR	1,066	1,267
Province of Alberta Canada
0.625%, 04/18/2025		1,301	1,553
Province of Alberta Canada MTN
1.000%, 11/15/2021	GBP	650	877
Province of British Columbia Canada
2.950%, 12/18/2028	CAD	1,653	1,414
Province of Ontario Canada
4.700%, 06/02/2037		1,355	1,374
4.650%, 06/02/2041		540	557
2.800%, 06/02/2048		2,200	1,751
2.600%, 06/02/2025		1,614	1,341
2.400%, 06/02/2026		585	484
Province of Ontario Canada MTN
0.250%, 12/15/2026	GBP	2,337	3,030
Province of Quebec Canada
6.250%, 06/01/2032	CAD	720	787
3.500%, 12/01/2048		520	472
Province of Quebec Canada MTN
3.700%, 05/20/2026	AUD	568	455
Rogers Communications
4.000%, 06/06/2022	CAD	165	133
Toronto-Dominion Bank
0.000%, 02/09/2024 (B)	EUR	490	573

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Yamana
2.630%, 08/15/2031 (A)	$	221	$216

			40,855

Cayman Islands — 0.0%
Odebrecht Holdco Finance Ltd
2.041%, 09/10/2058 (B)		311	5

China — 8.4%
China Development Bank
4.880%, 02/09/2028	CNY	10,600	1,790
3.700%, 10/20/2030		16,740	2,668
3.660%, 03/01/2031		4,680	743
3.650%, 05/21/2029		18,120	2,870
3.480%, 01/08/2029		23,680	3,704
3.390%, 07/10/2027		16,630	2,609
3.230%, 01/10/2025		11,360	1,777
China Government Bond
3.810%, 09/14/2050		55,020	9,035
3.720%, 04/12/2051		4,460	729
3.270%, 11/19/2030		24,370	3,871
3.030%, 03/11/2026		10,320	1,618
3.020%, 10/22/2025		100	16
3.010%, 05/13/2028		52,640	8,223
2.850%, 06/04/2027		15,400	2,385
2.840%, 04/08/2024		13,310	2,075
2.680%, 05/21/2030		9,380	1,417
2.570%, 05/20/2023		6,780	1,051
Prosus NV
2.031%, 08/03/2032	EUR	245	283
1.985%, 07/13/2033		320	362
Weibo
3.500%, 07/05/2024	$	200	208

			47,434

Colombia — 0.6%
Colombian TES
10.000%, 07/24/2024	COP	2,268,100	664
7.750%, 09/18/2030		4,413,000	1,181
7.500%, 08/26/2026		1,361,500	370
7.250%, 10/18/2034		950,600	236
7.000%, 06/30/2032		1,379,900	342
6.000%, 04/28/2028		2,090,800	516
5.750%, 11/03/2027		279,700	69

			3,378

Czech Republic — 0.2%
Czech Republic Government Bond
4.700%, 09/12/2022	CZK	7,470	351
2.500%, 08/25/2028		14,630	687

			1,038

SEI Institutional International Trust / Annual Report / September 30, 2021	33

SCHEDULE OF INVESTMENTS

September 30, 2021

International Fixed Income Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Denmark — 0.4%
Danske Bank MTN
5.875%, VAR EUR Swap Annual 7 Yr + 5.471% (C)	EUR	344	$408
Denmark Government Bond
4.500%, 11/15/2039	DKK	2,040	554
0.000%, 11/15/2031 (A)(B)		2,049	316
Kommunekredit MTN
0.125%, 09/26/2040	EUR	275	289
Orsted
6.250%, VAR EUR Swap Annual 5 Yr + 4.750%, 06/26/2099		210	268
1.750%, VAR EUAMDB05 + 1.952%, 12/09/3019		250	299

			2,134

Egypt — 0.0%
Egypt Government International Bond MTN
4.750%, 04/11/2025 (A)		170	201

Finland — 0.4%
Finland Government Bond (A)
0.875%, 09/15/2025		355	435
0.125%, 04/15/2052		135	136
0.000%, 09/15/2030 (B)		680	792
Nordea Bank Abp MTN
6.125%, VAR USD Swap Semi 30/360 5 Yr Curr + 3.388% (C)	$	200	219
Nordea Kiinnitysluottopankki MTN
0.250%, 03/18/2026	EUR	480	569

			2,151

France — 5.9%
BNP Paribas
6.750%, VAR USD Swap Semi 30/360 5 Yr Curr + 4.916% (C)	$	340	345
4.625%, 03/13/2027 (A)		340	382
BNP Paribas MTN
3.375%, 01/23/2026	GBP	490	712
1.250%, 03/19/2025	EUR	375	453
0.500%, VAR Euribor 3 Month + 0.730%, 02/19/2028		200	232
BNP Paribas Home Loan SFH
0.375%, 05/07/2025		400	475
BPCE
1.000%, 01/20/2026 (A)	$	950	935
BPCE MTN
2.000%, 06/05/2025	AUD	440	327
1.125%, 01/18/2023	EUR	300	354
Caisse Francaise de Financement Local MTN
3.000%, 10/02/2028		100	141
0.500%, 01/19/2026		500	598

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Cie de Financement Foncier
0.375%, 12/11/2024	EUR	300	$356
Cie de Financement Foncier MTN
5.500%, 01/26/2027	GBP	387	640
CNP Assurances MTN
2.500%, VAR Euribor 3 Month + 3.650%, 06/30/2051	EUR	200	249
Credit Agricole
7.875%, VAR USD Swap Semi 30/360 5 Yr Curr + 4.898% (C)	$	200	223
Credit Agricole Assurances
4.750%, VAR EUR Swap Annual 5 Yr + 5.350%, 09/27/2048	EUR	200	284
Credit Agricole Home Loan SFH MTN
1.250%, 03/24/2031		300	384
0.250%, 02/23/2024		700	824
Dexia Credit Local MTN
0.625%, 02/03/2024		200	237
0.500%, 01/17/2025		300	356
0.000%, 05/29/2024 (B)		1,200	1,403
Electricite de France
5.625%, VAR USD Swap Semi 30/360 10 Yr Curr + 3.041% (A)(C)	$	200	213
Electricite de France MTN
5.375%, VAR EUR Swap Annual 12 Yr +3.794% (C)	EUR	200	258
4.000%, 11/12/2025		350	473
Engie MTN
2.375%, 05/19/2026		100	129
0.875%, 03/27/2024		300	356
French Republic Government Bond OAT
5.750%, 10/25/2032		236	442
4.500%, 04/25/2041		511	1,020
4.000%, 10/25/2038		99	181
4.000%, 04/25/2055 (A)		139	303
2.750%, 10/25/2027		299	412
2.500%, 05/25/2030		294	415
1.750%, 05/25/2023		2,359	2,843
1.750%, 06/25/2039 (A)		283	397
1.500%, 05/25/2050 (A)		1,465	1,965
0.750%, 05/25/2028		345	426
0.500%, 05/25/2029		264	320
0.500%, 06/25/2044 (A)		1,380	1,525
0.000%, 03/25/2025 (B)		1,456	1,720
0.000%, 02/25/2023 (B)		1,007	1,178
0.000%, 02/25/2024 (B)		2,048	2,409
0.000%, 11/25/2029 (B)		367	427
SNCF Reseau MTN
5.500%, 12/01/2021	GBP	205	279
4.250%, 10/07/2026	EUR	200	283
2.250%, 12/20/2047		300	435
2.000%, 02/05/2048		300	411

34	SEI Institutional International Trust / Annual Report / September 30, 2021

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
1.125%, 05/19/2027	EUR	300	$371
1.125%, 05/25/2030		200	249
Societe Generale
4.250%, 04/14/2025 (A)	$	325	351
Societe Generale MTN
1.125%, 01/23/2025	EUR	100	120
Societe Nationale SNCF
1.000%, 05/25/2040		700	802
Societe Nationale SNCF MTN
0.625%, 04/17/2030		100	119
TotalEnergies MTN (C)
3.369%, VAR EUR Swap Annual 5 Yr +3.350%		260	333
1.750%, VAR EUR Swap Annual 5 Yr +1.765%		115	136
1.625%, VAR EUR Swap Annual 5 Yr +1.993%		125	145
TotalEnergies Capital International MTN
4.250%, 11/26/2021	AUD	640	465
UNEDIC ASSEO MTN
1.250%, 05/25/2033	EUR	700	896
Westfield America Management
2.625%, 03/30/2029	GBP	155	212
2.125%, 03/30/2025		210	288

			33,217

Germany — 5.7%
ADLER Group
3.250%, 08/05/2025	EUR	200	204
Bundesobligation
0.000%, 10/09/2026 (B)		1,942	2,314
Bundesrepublik Deutschland Bundesanleihe
4.000%, 01/04/2037		234	439
3.250%, 07/04/2042		954	1,825
1.500%, 05/15/2023		8,623	10,355
1.250%, 08/15/2048		1,013	1,482
1.000%, 08/15/2024		328	399
0.500%, 02/15/2026		171	208
0.170%, 08/15/2050 (B)		355	384
0.000%, 08/15/2031 (B)		1,965	2,321
0.000%, 05/15/2035 (B)		671	777
Cheplapharm Arzneimittel GmbH
3.500%, 02/11/2027 (A)		191	224
Daimler International Finance BV MTN
0.250%, 11/06/2023		430	503
Deutsche Bank MTN
1.000%, VAR Euribor 3 Month + 1.600%, 11/19/2025		400	474
Deutsche Telekom MTN
1.750%, 12/09/2049		100	120

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Deutsche Telekom International Finance BV MTN
0.625%, 04/03/2023	EUR	225	$264
E.ON MTN
0.000%, 12/18/2023 (B)		550	641
HeidelbergCement Finance Luxembourg MTN
1.750%, 04/24/2028		120	151
1.625%, 04/07/2026		400	493
HOCHTIEF MTN
1.750%, 07/03/2025		400	489
Kreditanstalt fuer Wiederaufbau
2.600%, 06/20/2037	JPY	198,000	2,442
0.500%, 09/15/2027	EUR	510	618
0.125%, 06/07/2023		1,020	1,196
Landwirtschaftliche Rentenbank MTN
0.625%, 05/18/2027		225	274
Merck Financial Services GmbH MTN
0.125%, 07/16/2025		400	468
Siemens Financieringsmaatschappij
1.200%, 03/11/2026 (A)	$	775	772
TK Elevator Midco GmbH
4.375%, 07/15/2027 (A)	EUR	240	290
Volkswagen International Finance
3.875%, VAR EUR Swap Annual 9 Yr + 3.958% (C)		300	385
1.125%, 10/02/2023		400	475
Volkswagen Leasing GmbH MTN
1.125%, 04/04/2024		520	619
WEPA Hygieneprodukte GmbH
2.875%, 12/15/2027		298	337

			31,943

Hungary — 0.2%
Hungary Government Bond
3.000%, 06/26/2024	HUF	297,650	981

Indonesia — 0.9%
Indonesia Treasury Bond
8.750%, 05/15/2031	IDR	3,974,000	325
8.375%, 03/15/2034		26,186,000	2,070
7.500%, 06/15/2035		2,199,000	163
7.375%, 05/15/2048		9,453,000	679
7.000%, 09/15/2030		2,959,000	217
6.500%, 06/15/2025		4,846,000	355
6.500%, 02/15/2031		14,264,000	1,007
5.500%, 04/15/2026		1,557,000	110

			4,926

Ireland — 0.8%
AerCap Ireland Capital DAC
4.500%, 09/15/2023	$	205	218

SEI Institutional International Trust / Annual Report / September 30, 2021	35

SCHEDULE OF INVESTMENTS

September 30, 2021

International Fixed Income Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
CRH Funding MTN
1.875%, 01/09/2024	EUR	310	$374
Ireland Government Bond
5.400%, 03/13/2025		351	491
1.500%, 05/15/2050		250	333
1.100%, 05/15/2029		670	847
0.113%, 10/18/2031 (B)		1,691	1,923
Smurfit Kappa Acquisitions ULC
2.875%, 01/15/2026		265	340

			4,526

Israel — 0.1%
Israel Government Bond - Fixed
5.500%, 01/31/2042	ILS	675	327
2.000%, 03/31/2027		925	307
1.000%, 03/31/2030		593	182

			816

Italy — 5.5%
Assicurazioni Generali MTN
5.500%, VAR Euribor 3 Month + 5.350%, 10/27/2047	EUR	230	328
Enel
1.875%, VAR EUR Swap Annual 5 Yr + 2.011% (C)		385	441
Enel Finance International MTN
5.750%, 09/14/2040	GBP	145	288
0.116%, 06/17/2027 (B)	EUR	195	223
Eni
3.375%, VAR EUR Swap Annual 5 Yr + 3.641% (C)		135	167
Eni MTN
0.375%, 06/14/2028		130	151
FCA Bank MTN
1.000%, 11/15/2021		700	813
Intesa Sanpaolo MTN
2.125%, 05/26/2025		330	410
0.750%, 12/04/2024		350	416
Italy Buoni Poliennali Del Tesoro
5.000%, 09/01/2040 (A)		1,455	2,663
3.850%, 09/01/2049 (A)		298	503
3.500%, 03/01/2030 (A)		272	389
3.100%, 03/01/2040 (A)		122	178
3.000%, 08/01/2029		1,609	2,210
2.800%, 03/01/2067 (A)		150	204
2.700%, 03/01/2047 (A)		55	76
2.450%, 09/01/2033 (A)		98	131
2.150%, 03/01/2072 (A)		76	86
2.000%, 02/01/2028		471	602
1.850%, 07/01/2025 (A)		2,274	2,824
1.800%, 03/01/2041 (A)		247	299
1.700%, 09/01/2051 (A)		311	352
1.500%, 04/30/2045 (A)		412	464

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
0.950%, 03/01/2023	EUR	3,272	$3,866
0.950%, 12/01/2031 (A)		2,794	3,251
0.950%, 03/01/2037 (A)		1,549	1,705
0.019%, 04/01/2026 (B)		4,173	4,819
0.000%, 04/15/2024 (B)		1,429	1,667
Societa Cattolica Di Assicurazione SPA
4.250%, VAR Euribor 3 Month + 4.455%, 12/14/2047		200	267
UniCredit MTN
4.875%, 02/20/2029		220	277
1.250%, VAR Euribor 3 Month + 1.600%, 06/16/2026		460	551

			30,621

Japan — 14.1%
Development Bank of Japan
2.300%, 03/19/2026	JPY	160,000	1,574
Development Bank of Japan MTN
0.875%, 10/10/2025	EUR	1,145	1,380
Government of Japan 10 Year Bond
0.600%, 03/20/2023	JPY	875,850	7,931
0.400%, 06/20/2025		64,950	593
0.100%, 06/20/2026		74,300	672
0.100%, 03/20/2027		71,550	647
Government of Japan 20 Year Bond
1.900%, 09/20/2022		406,050	3,709
1.700%, 06/20/2033		1,241,150	13,130
1.400%, 09/20/2034		477,550	4,941
1.000%, 12/20/2035		50,000	496
0.700%, 03/20/2037		38,450	366
0.500%, 09/20/2036		487,850	4,519
0.200%, 06/20/2036		185,200	1,645
Government of Japan 20 Year Bond, Ser 140
1.700%, 09/20/2032		33,600	353
Government of Japan 20 Year Bond, Ser 143
1.600%, 03/20/2033		40,300	421
Government of Japan 20 Year Bond, Ser 144
1.500%, 03/20/2033		98,300	1,018
Government of Japan 30 Year Bond
0.800%, 09/20/2047		709,500	6,680
0.300%, 06/20/2046		74,600	629
Government of Japan 30 Year Bond, Ser 29
2.400%, 09/20/2038		133,650	1,603
Government of Japan 30 Year Bond, Ser 30
2.300%, 03/20/2039		418,950	4,966
Government of Japan 30 Year Bond, Ser 33
2.000%, 09/20/2040		253,100	2,920
Government of Japan 30 Year Bond, Ser 36
2.000%, 03/20/2042		311,800	3,629
Government of Japan 30 Year Bond, Ser 37
1.900%, 09/20/2042		166,850	1,917

36	SEI Institutional International Trust / Annual Report / September 30, 2021

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Government of Japan 30 Year Bond, Ser 38
1.800%, 03/20/2043	JPY	207,550	$2,354
Government of Japan 40 Year Bond
0.400%, 03/20/2056		331,950	2,688
Government of Japan 40 Year Bond, Ser 6
1.900%, 03/20/2053		38,700	464
Japan Finance Organization for Municipalities MTN
0.050%, 02/12/2027	EUR	440	513
Japan Government Ten Year Bond
0.100%, 09/20/2027	JPY	367,750	3,329
0.100%, 03/20/2029		35,900	325
Japan Government Thirty Year Bond
0.600%, 09/20/2050		79,100	697
0.400%, 12/20/2049		79,000	663
0.300%, 06/20/2046		85,800	723
Mitsubishi UFJ Financial Group
0.339%, 07/19/2024	EUR	250	293
Mizuho Financial Group Cayman 3
4.600%, 03/27/2024 (A)	$	450	487
Nippon Life Insurance
2.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 2.653%, 01/21/2051 (A)		540	529
Nissan Motor
2.652%, 03/17/2026	EUR	165	207
NTT Finance
1.162%, 04/03/2026 (A)	$	345	343

			79,354

Kuwait — 0.1%
Equate Petrochemical MTN
2.625%, 04/28/2028 (A)		297	299

Luxembourg — 0.0%
Prologis International Funding II
2.375%, 11/14/2030	EUR	200	266

Malaysia — 1.6%
Malaysia Government Bond
4.392%, 04/15/2026	MYR	1,972	500
4.232%, 06/30/2031		635	161
4.181%, 07/15/2024		4,862	1,212
3.955%, 09/15/2025		6,366	1,592
3.885%, 08/15/2029		2,514	621
3.828%, 07/05/2034		3,332	789
3.795%, 09/30/2022		4,243	1,034
3.733%, 06/15/2028		2,014	493
3.502%, 05/31/2027		7,477	1,822
3.478%, 06/14/2024		1,305	320
2.632%, 04/15/2031		1,040	233

			8,777

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Mexico — 1.7%
Mexican Bonos
8.000%, 11/07/2047	MXN	19,753	$968
7.750%, 11/23/2034		3,714	184
7.750%, 11/13/2042		30,018	1,444
7.500%, 06/03/2027		15,749	779
5.750%, 03/05/2026		14,711	683
Mexican Bonos, Ser M20
10.000%, 12/05/2024		37,590	2,006
8.500%, 05/31/2029		10,038	522
7.750%, 05/29/2031		24,546	1,225
Mexican Bonos, Ser M30
10.000%, 11/20/2036		21,727	1,281
8.500%, 11/18/2038		2,546	132
Mexico Government International Bond
2.875%, 04/08/2039	EUR	280	331

			9,555

Netherlands — 1.9%
ABN AMRO Bank
4.750%, 07/28/2025	$	305	338
ASR Nederland
3.375%, VAR EUR Swap Annual 5 Yr + 4.000%, 05/02/2049	EUR	255	332
BNG Bank MTN
0.250%, 02/22/2023		1,260	1,476
Cooperatieve Rabobank UA
4.375%, VAR EUR Swap Annual 5 Yr + 4.679% (C)		200	257
0.250%, 10/30/2026		200	234
Cooperatieve Rabobank UA MTN
5.250%, 09/14/2027	GBP	195	311
4.625%, 05/23/2029		130	205
1.250%, 05/31/2032	EUR	300	385
Heineken MTN
1.000%, 05/04/2026		335	406
Intertrust Group BV
3.375%, 11/15/2025 (A)		180	212
Nederlandse Waterschapsbank MTN
1.250%, 05/27/2036		281	361
0.625%, 01/18/2027		225	272
Netherlands Government Bond (A)
4.000%, 01/15/2037		205	377
2.500%, 01/15/2033		671	999
2.000%, 07/15/2024		427	532
0.500%, 07/15/2026		613	746
0.314%, 01/15/2038 (B)		596	666
0.118%, 01/15/2052 (B)		421	437
0.000%, 01/15/2027 (B)		685	813
0.000%, 07/15/2031 (B)		1,014	1,183

SEI Institutional International Trust / Annual Report / September 30, 2021	37

SCHEDULE OF INVESTMENTS

September 30, 2021

International Fixed Income Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Q-Park Holding
2.000%, 03/01/2027	EUR	122	$135

			10,677

New Zealand — 0.7%
New Zealand Government Bond
5.500%, 04/15/2023	NZD	2,049	1,510
3.000%, 04/20/2029		345	257
2.750%, 04/15/2025		1,460	1,055
2.750%, 04/15/2037		80	58
2.000%, 05/15/2032		225	154
1.750%, 05/15/2041		124	74
1.500%, 05/15/2031		447	295
New Zealand Local Government Funding Agency Bond
4.500%, 04/15/2027		593	458

			3,861

Norway — 1.2%
Equinor MTN
6.875%, 03/11/2031	GBP	185	360
Norway Government Bond (A)
3.000%, 03/14/2024	NOK	4,693	562
2.000%, 05/24/2023		5,993	700
2.000%, 04/26/2028		3,667	433
1.750%, 03/13/2025		1,213	141
1.750%, 02/17/2027		7,612	886
1.750%, 09/06/2029		5,628	654
1.500%, 02/19/2026		10,376	1,195
1.375%, 08/19/2030		8,181	922
1.250%, 09/17/2031		5,564	617

			6,470

Oman — 0.0%
Oman Government International Bond
6.250%, 01/25/2031 (A)	$	200	214

Peru — 0.0%
Volcan Cia Minera SAA
4.375%, 02/11/2026 (A)		21	20

Poland — 0.2%
Republic of Poland Government Bond
2.750%, 10/25/2029	PLN	1,493	398
2.500%, 07/25/2027		1,860	492

			890

Portugal — 0.6%
EDP Finance BV MTN
0.375%, 09/16/2026	EUR	440	515
Portugal Obrigacoes do Tesouro OT (A)
4.100%, 04/15/2037		277	482
2.200%, 10/17/2022		775	925
1.950%, 06/15/2029		492	656

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
0.700%, 10/15/2027	EUR	735	$898

			3,476

Qatar — 0.1%
Qatar Petroleum
2.250%, 07/12/2031 (A)	$	300	297

Romania — 0.1%
Romania Government Bond
3.650%, 07/28/2025	RON	1,540	362
Romanian Government International Bond MTN
1.375%, 12/02/2029	EUR	287	326

			688

Saudi Arabia — 0.0%
Saudi Government International Bond MTN
2.375%, 10/26/2021 (A)	$	275	275

Singapore — 2.2%
Singapore Government Bond
3.500%, 03/01/2027	SGD	1,659	1,374
3.375%, 09/01/2033		162	139
3.125%, 09/01/2022		4,399	3,319
3.000%, 09/01/2024		5,575	4,384
2.875%, 07/01/2029		200	163
2.750%, 07/01/2023		1,253	959
2.750%, 04/01/2042		166	138
2.750%, 03/01/2046		200	168
2.250%, 08/01/2036		162	125
2.125%, 06/01/2026		1,557	1,208
Temasek Financial I MTN
2.375%, 01/23/2023 (A)	$	495	507

			12,484

Slovak Republic — 0.0%
Slovakia Government Bond
3.375%, 11/15/2024	EUR	75	98

Slovenia — 0.1%
Slovenia Government Bond
1.250%, 03/22/2027		556	697

South Africa — 0.3%
Anglo American Capital MTN
1.625%, 09/18/2025		220	269
1.625%, 03/11/2026		230	280
Bidvest Group UK PLC
3.625%, 09/23/2026 (A)	$	230	230
Republic of South Africa
7.000%, 02/28/2031	ZAR	20,710	1,158

			1,937

38	SEI Institutional International Trust / Annual Report / September 30, 2021

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
South Korea — 1.0%
Hyundai Capital Services MTN
3.500%, 03/30/2022	AUD	680	$498
Korea Housing Finance
0.010%, 06/29/2026 (A)	EUR	150	174
Korea Treasury Bond
3.000%, 09/10/2024	KRW	1,492,660	1,309
2.625%, 09/10/2035		368,500	324
2.000%, 06/10/2031		100,190	83
1.875%, 06/10/2029		496,110	409
1.500%, 12/10/2026		1,229,670	1,011
1.500%, 12/10/2030		1,473,440	1,164
1.250%, 03/10/2026		101,780	83
1.125%, 09/10/2025		822,930	676

			5,731

Spain — 3.5%
Banco Bilbao Vizcaya Argentaria
2.250%, 06/12/2024	EUR	200	248
Banco de Sabadell
0.625%, 11/07/2025		400	468
Banco Santander
2.749%, 12/03/2030	$	200	199
CaixaBank
1.250%, 01/11/2027	EUR	500	621
1.125%, 11/12/2026		300	359
CaixaBank MTN
1.375%, 06/19/2026		300	364
Grifols Escrow Issuer SA
3.875%, 10/15/2028		100	117
Spain Government Bond
6.000%, 01/31/2029		80	133
4.700%, 07/30/2041 (A)		577	1,114
3.450%, 07/30/2066 (A)		272	483
2.700%, 10/31/2048 (A)		604	931
2.350%, 07/30/2033 (A)		585	815
1.950%, 07/30/2030 (A)		124	165
1.850%, 07/30/2035 (A)		862	1,145
1.600%, 04/30/2025 (A)		259	322
1.500%, 04/30/2027 (A)		393	498
1.400%, 04/30/2028 (A)		786	995
1.000%, 07/30/2042 (A)		536	613
0.600%, 10/31/2029 (A)		174	209
0.500%, 04/30/2030 (A)		254	301
0.500%, 10/31/2031 (A)		1,503	1,749
0.054%, 01/31/2028 (B)		3,295	3,821
0.000%, 05/31/2024 (B)		2,802	3,287
0.000%, 01/31/2026 (B)		770	903

			19,860

Supra-National — 2.1%
Asian Development Bank MTN
2.350%, 06/21/2027	JPY	360,000	3,685

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
European Financial Stability Facility MTN
0.500%, 07/11/2025	EUR	1,420	$1,703
European Investment Bank
1.900%, 01/26/2026	JPY	50,000	487
European Investment Bank MTN
1.250%, 05/12/2025	SEK	13,180	1,554
0.250%, 10/14/2024	EUR	156	185
European Stability Mechanism MTN
1.000%, 09/23/2025		570	697
European Union MTN
0.700%, 07/06/2051		80	95
0.000%, 03/04/2026 (B)		1,976	2,333
International Finance MTN
2.375%, 07/19/2023	CAD	1,000	815

			11,554

Sweden — 0.6%
Balder Finland MTN
1.375%, 05/24/2030	EUR	380	443
Kommunivest I Sverige AB MTN
1.000%, 10/02/2024	SEK	5,830	681
Skandinaviska Enskilda Banken MTN
0.250%, 06/20/2024	EUR	460	542
Stadshypotek
0.500%, 07/11/2025		505	603
Swedbank (C)
6.000%, VAR USD Swap Semi 30/360 5 Yr Curr + 4.106%	$	200	204
5.625%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.134%		200	216
Swedbank Hypotek MTN
0.050%, 05/28/2025	EUR	195	229
Sweden Government Bond
0.125%, 05/12/2031 (A)	SEK	5,545	616

			3,534

Switzerland — 0.4%
Credit Suisse Group (C)
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr + 4.600%	$	286	306
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr + 4.600% (A)		200	214
Credit Suisse Group Funding Guernsey MTN
1.250%, 04/14/2022	EUR	295	344
Government of Switzerland
1.500%, 04/30/2042	CHF	408	570
1.250%, 06/11/2024		405	457
Swiss Re Finance Luxembourg
5.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.582%, 04/02/2049 (A)	$	200	229

			2,120

SEI Institutional International Trust / Annual Report / September 30, 2021	39

SCHEDULE OF INVESTMENTS

September 30, 2021

International Fixed Income Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Thailand — 0.3%
Thailand Government Bond
4.875%, 06/22/2029	THB	16,455	$596
4.675%, 06/29/2044		17,119	682
3.300%, 06/17/2038		3,522	116
2.125%, 12/17/2026		7,336	228
1.875%, 06/17/2049		3,746	93

			1,715

United Arab Emirates — 0.1%
DP World Crescent MTN
4.848%, 09/26/2028	$	265	302

United Kingdom — 6.5%
Aviva
6.125%, VAR UK Govt Bonds 5 Year Note Generic Bid Yield + 2.850%, 11/14/2036	GBP	220	355
Barclays MTN
4.000%, 06/26/2029	AUD	500	391
BAT Capital
4.906%, 04/02/2030	$	105	120
BAT International Finance MTN
2.250%, 09/09/2052	GBP	100	93
1.250%, 03/13/2027	EUR	333	397
BAT Netherlands Finance BV MTN
3.125%, 04/07/2028		160	210
BG Energy Capital MTN
2.250%, 11/21/2029		400	525
BP Capital Markets (C)
3.625%, VAR EUR Swap Annual 5 Yr + 4.120%		495	621
3.250%, VAR EUR Swap Annual 5 Yr + 3.880%		400	495
BP Capital Markets MTN
0.831%, 11/08/2027		130	155
Cadent Finance MTN
2.750%, 09/22/2046	GBP	100	135
2.625%, 09/22/2038		100	136
Centrica MTN
4.375%, 03/13/2029		164	258
CK Hutchison Finance 16 II
0.875%, 10/03/2024	EUR	212	252
CK Hutchison Group Telecom Finance
1.500%, 10/17/2031		330	399
CNH Industrial Finance Europe MTN
2.875%, 05/17/2023		220	267
1.750%, 09/12/2025		130	159
CPUK Finance
3.690%, 08/28/2028	GBP	100	149
3.588%, 08/28/2025		215	313
DS Smith MTN
1.375%, 07/26/2024	EUR	430	515

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Gatwick Funding MTN
5.250%, 01/23/2024	GBP	250	$367
Heathrow Funding MTN
2.750%, 08/09/2049		315	406
1.875%, 05/23/2022	EUR	235	276
HSBC Holdings
6.000%, VAR EUR Swap Annual 5 Yr + 5.338% (C)		200	250
3.000%, 07/22/2028	GBP	167	238
HSBC Holdings MTN
6.000%, 03/29/2040		70	129
INEOS Quattro Finance 2
2.500%, 01/15/2026 (A)	EUR	235	275
Natwest Group
3.622%, VAR UK Govt Bonds 5 Year Note Generic Bid Yield + 3.550%, 08/14/2030	GBP	245	349
2.452%, VAR ICE LIBOR USD 3 Month + 2.320% (C)	$	200	199
Northumbrian Water Finance
6.875%, 02/06/2023	GBP	190	277
Santander UK MTN
1.250%, 09/18/2024	EUR	500	606
Santander UK Group Holdings PLC MTN
3.625%, 01/14/2026	GBP	100	146
Sky PLC MTN
2.250%, 11/17/2025	EUR	275	348
Standard Chartered (A)
1.639%, VAR ICE LIBOR USD 3 Month + 1.510% (C)	$	500	485
1.456%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.000%, 01/14/2027		355	349
Thames Water Utilities Finance MTN
4.625%, 06/04/2046	GBP	155	286
United Kingdom Gilt
5.000%, 03/07/2025		43	67
4.500%, 12/07/2042		311	661
4.250%, 03/07/2036		56	106
4.250%, 09/07/2039		53	105
4.250%, 12/07/2040		1,418	2,851
4.250%, 12/07/2046		476	1,029
4.250%, 12/07/2049		134	302
3.500%, 01/22/2045		1,001	1,914
3.250%, 01/22/2044		457	835
2.750%, 09/07/2024		806	1,160
2.500%, 07/22/2065		1,101	2,095
2.250%, 09/07/2023		19	27
1.750%, 09/07/2022		2,090	2,859
1.750%, 09/07/2037		110	158
1.500%, 07/22/2047		194	267
1.250%, 10/22/2041		79	104
1.250%, 07/31/2051		211	274

40	SEI Institutional International Trust / Annual Report / September 30, 2021

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
1.000%, 04/22/2024	GBP	77	$105
0.875%, 10/22/2029		1,668	2,249
0.750%, 07/22/2023		948	1,289
0.625%, 06/07/2025		78	106
0.625%, 07/31/2035		200	248
0.625%, 10/22/2050		904	997
0.500%, 10/22/2061		828	843
0.375%, 10/22/2026		1,163	1,547
0.250%, 07/31/2031		296	370
0.125%, 01/31/2024		908	1,216
United Kingdom Gilt - Inflation Linked
1.250%, 11/22/2027		340	597
United Kingdom Treasury
4.750%, 12/07/2038		76	157
Vodafone Group MTN
4.200%, 12/13/2027	AUD	490	394
Western Power Distribution West Midlands PLC
3.875%, 10/17/2024	GBP	230	334
Wm Morrison Supermarkets MTN
3.500%, 07/27/2026		100	135
Zurich Finance PLC MTN
6.625%, 10/30/2049 (D)		235	334

			36,666

United States — 9.7%
AbbVie
2.300%, 11/21/2022	$	800	816
Air Lease
2.100%, 09/01/2028		186	180
1.875%, 08/15/2026		110	110
Air Lease MTN
2.875%, 01/15/2026		40	42
Aircastle
5.250%, 08/11/2025 (A)		261	292
4.250%, 06/15/2026		4	4
4.125%, 05/01/2024		22	23
Alleghany
3.625%, 05/15/2030		174	191
Ally Financial
4.700% (C)		116	121
Altria Group
3.125%, 06/15/2031	EUR	310	411
2.200%, 06/15/2027		330	412
American Express
3.553%, VAR ICE LIBOR USD 3 Month + 3.428% (C)	$	14	14
American Honda Finance
1.950%, 10/18/2024	EUR	159	196
0.300%, 07/07/2028		320	368
American Tower
1.300%, 09/15/2025	$	535	535
0.875%, 05/21/2029	EUR	420	489

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Apple
0.700%, 02/08/2026	$	880	$871
Ardagh Metal Packaging Finance USA
2.000%, 09/01/2028 (A)	EUR	250	292
AT&T
2.875% (C)		200	234
1.800%, 09/05/2026		185	230
1.650%, 02/01/2028	$	870	863
1.600%, 05/19/2028	EUR	170	211
Aviation Capital Group
1.950%, 09/20/2026 (A)	$	231	229
Aviation Capital Group LLC (A)
5.500%, 12/15/2024		80	90
3.500%, 11/01/2027		8	8
1.950%, 01/30/2026		108	108
Axalta Coating Systems LLC
3.375%, 02/15/2029 (A)		210	204
Bank of America MTN
2.375%, 06/19/2024	EUR	835	1,034
Becton Dickinson
1.336%, 08/13/2041		300	334
1.213%, 02/12/2036		129	148
0.632%, 06/04/2023		200	235
Berkshire Hathaway
0.500%, 01/15/2041		170	173
Berkshire Hathaway Finance
2.625%, 06/19/2059	GBP	144	213
Block Financial
2.500%, 07/15/2028	$	300	304
Booking Holdings
2.375%, 09/23/2024	EUR	355	439
0.500%, 03/08/2028		110	128
Bristol-Myers Squibb
0.537%, 11/13/2023	$	950	950
Broadcom
3.187%, 11/15/2036 (A)		185	184
Capital One Financial
1.650%, 06/12/2029	EUR	300	368
0.800%, 06/12/2024		291	344
Carnival
1.000%, 10/28/2029		316	284
CCO Holdings
4.500%, 06/01/2033 (A)	$	127	129
Centene
2.625%, 08/01/2031		128	127
Charles Schwab
5.375%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.971% (C)		395	439
0.750%, 03/18/2024		420	422
Charter Communications Operating
3.900%, 06/01/2052		225	224

SEI Institutional International Trust / Annual Report / September 30, 2021	41

SCHEDULE OF INVESTMENTS

September 30, 2021

International Fixed Income Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Chubb INA Holdings
1.550%, 03/15/2028	EUR	325	$404
0.875%, 06/15/2027		115	138
0.300%, 12/15/2024		190	222
Citigroup
4.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.597% (C)		$71	74
Citigroup MTN
0.750%, 10/26/2023	EUR	115	136
0.500%, VAR Euribor 3 Month + 0.957%, 10/08/2027		505	590
Comcast
0.250%, 05/20/2027		190	221
0.064%, 09/14/2026 (B)		550	634
CyrusOne
1.450%, 01/22/2027		254	296
Delta Airlines
4.500%, 10/20/2025 (A)		$480	513
DH Europe Finance II
1.800%, 09/18/2049	EUR	105	128
Digital Dutch Finco BV
0.625%, 07/15/2025		350	413
Digital Euro Finco
1.125%, 04/09/2028		510	608
Discovery Communications
5.300%, 05/15/2049		$18	23
5.200%, 09/20/2047		36	45
4.650%, 05/15/2050		14	16
Eli Lilly
1.375%, 09/14/2061	EUR	195	211
Emerson Electric
0.375%, 05/22/2024		350	411
Enable Midstream Partners
4.950%, 05/15/2028		$39	44
Essential Properties
2.950%, 07/15/2031		215	216
Expedia Group
4.625%, 08/01/2027		157	178
Exxon Mobil
0.835%, 06/26/2032	EUR	600	689
FedEx
0.450%, 05/04/2029		327	376
Fidelity National Information Services
0.625%, 12/03/2025		185	219
0.125%, 12/03/2022		500	582
GE Capital Canada Funding MTN
4.600%, 01/26/2022	CAD	1,169	934
GE Capital UK Funding Unlimited MTN
6.250%, 05/05/2038	GBP	165	328
5.875%, 01/18/2033		160	290

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
General Motors Financial MTN
0.955%, 09/07/2023	EUR	275	$324
Gilead Sciences
0.750%, 09/29/2023		$725	725
Goldman Sachs Group
5.500%, 10/12/2021	GBP	1,100	1,485
0.627%, VAR United States Secured Overnight Financing Rate + 0.538%, 11/17/2023		$715	715
Goldman Sachs Group MTN
2.125%, 09/30/2024	EUR	885	1,091
1.625%, 07/27/2026		170	210
Goodyear Europe BV
2.750%, 08/15/2028 (A)		200	234
Harley-Davidson Financial Services
3.875%, 05/19/2023		110	136
0.900%, 11/19/2024		335	397
Hilton Domestic Operating
3.625%, 02/15/2032 (A)		$215	212
Host Hotels & Resorts
3.500%, 09/15/2030		200	208
IHS Markit
4.750%, 08/01/2028		17	20
4.250%, 05/01/2029		72	82
Intercontinental Exchange
0.700%, 06/15/2023		535	537
International Business Machines
0.300%, 02/11/2028	EUR	240	279
IQVIA
2.875%, 06/15/2028 (A)		180	214
Jazz Securities DAC
4.375%, 01/15/2029 (A)		$290	301
Johnson Controls International PLC
1.375%, 02/25/2025	EUR	395	478
JPMorgan Chase (C)
7.900%, VAR ICE LIBOR USD 3 Month + 3.470%		$91	91
3.926%, VAR ICE LIBOR USD 3 Month + 3.800%		78	78
3.451%, VAR ICE LIBOR USD 3 Month + 3.320%		46	46
JPMorgan Chase MTN
1.090%, VAR Euribor 3 Month + 0.760%, 03/11/2027	EUR	660	795
Kraft Heinz Foods
2.250%, 05/25/2028		175	221
Las Vegas Sands
3.900%, 08/08/2029		$275	280
Liberty Mutual Group
3.625%, VAR EUR Swap Annual 5 Yr + 3.700%, 05/23/2059	EUR	300	363
Marriott International
4.650%, 12/01/2028		$120	137

42	SEI Institutional International Trust / Annual Report / September 30, 2021

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
MassMutual Global Funding II MTN
0.850%, 06/09/2023 (A)		$998	$1,007
Mattel
3.750%, 04/01/2029 (A)		138	144
Medtronic Global Holdings SCA
1.375%, 10/15/2040	EUR	110	129
1.125%, 03/07/2027		400	487
0.250%, 07/02/2025		115	135
Metropolitan Life Global Funding I MTN
1.950%, 01/13/2023 (A)		$1,000	1,020
Mileage Plus Holdings LLC
6.500%, 06/20/2027 (A)		350	381
Mondelez International
0.250%, 03/17/2028	EUR	470	538
Mondelez International Holdings Netherlands BV
0.625%, 09/09/2032 (A)		450	508
Moody’s
1.750%, 03/09/2027		375	470
Morgan Stanley
3.736%, VAR ICE LIBOR USD 3 Month + 3.610% (C)		$23	23
0.406%, VAR Euribor 3 Month + 0.698%, 10/29/2027	EUR	745	868
Morgan Stanley MTN
0.529%, VAR United States Secured Overnight Financing Rate + 0.455%, 01/25/2024		$1,000	1,001
Mozart Debt Merger Sub
3.875%, 04/01/2029 (A)		230	230
National Grid North America MTN
1.000%, 07/12/2024	EUR	300	357
Netflix
3.625%, 05/15/2027		200	268
Newell Brands
4.700%, 04/01/2026		$140	154
NOV
3.600%, 12/01/2029		205	215
Office Properties Income Trust
4.500%, 02/01/2025		270	289
Olympus Water US Holding
3.875%, 10/01/2028 (A)	EUR	100	116
ONEOK
6.350%, 01/15/2031		$89	114
Oracle
3.650%, 03/25/2041		160	165
Organon
4.125%, 04/30/2028 (A)		290	296
Paysafe Finance
3.000%, 06/15/2029 (A)	EUR	245	274
Philip Morris International
1.450%, 08/01/2039		115	126

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
0.625%, 11/08/2024	EUR	285	$336
Philip Morris International MTN
2.875%, 03/03/2026		170	221
Plains All American Pipeline
3.550%, 12/15/2029		$79	83
PNC Financial Services Group
3.300%, 03/08/2022		150	152
2.200%, 11/01/2024		885	927
Principal Life Global Funding II
1.250%, 06/23/2025 (A)		315	315
Prudential Financial
5.875%, VAR ICE LIBOR USD 3 Month + 4.175%, 09/15/2042		199	207
Public Storage
0.500%, 09/09/2030	EUR	260	295
PVH Corp
3.125%, 12/15/2027		215	284
Realty Income Corp
1.125%, 07/13/2027	GBP	385	511
Sabra Health Care LP
3.900%, 10/15/2029		$280	295
Schlumberger Finance France SAS
1.000%, 02/18/2026	EUR	305	367
Sealed Air
1.573%, 10/15/2026 (A)		$380	378
Southern
1.875%, VAR EUR Swap Annual 5 Yr + 2.108%, 09/15/2081	EUR	200	231
Starbucks Corp
1.300%, 05/07/2022		$350	352
Time Warner Cable
5.750%, 06/02/2031	GBP	295	503
T-Mobile USA
3.375%, 04/15/2029 (A)		$52	54
2.875%, 02/15/2031		77	78
2.625%, 02/15/2029		87	88
Toyota Motor Credit MTN
0.625%, 11/21/2024	EUR	465	552
Tyco Electronics Group
0.113%, 02/16/2029 (B)		308	346
UnitedHealth Group
1.250%, 01/15/2026		$175	176
US Bancorp MTN
0.850%, 06/07/2024	EUR	226	269
Venture Global Calcasieu Pass
3.875%, 08/15/2029 (A)		$125	129
Verizon Communications
4.016%, 12/03/2029		391	443
2.100%, 03/22/2028		445	452
0.875%, 04/08/2027	EUR	175	210
Verizon Communications MTN
4.750%, 02/17/2034	GBP	170	292

SEI Institutional International Trust / Annual Report / September 30, 2021	43

SCHEDULE OF INVESTMENTS

September 30, 2021

International Fixed Income Fund (Continued)

Description		Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
4.050%, 02/17/2025	AUD	680	$536
Vornado Realty
3.400%, 06/01/2031	$	334	346
Wells Fargo
3.900%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 3.453% (C)		132	136
Wells Fargo MTN
2.125%, 12/20/2023	GBP	345	477
2.000%, 04/27/2026	EUR	210	263
1.375%, 06/30/2022	GBP	195	265
0.500%, 04/26/2024	EUR	500	588
Welltower
4.500%, 12/01/2034	GBP	140	229
Western Union
2.750%, 03/15/2031	$	355	356
WPC Eurobond BV
1.350%, 04/15/2028	EUR	530	636

			54,314

Total Global Bonds (Cost $505,973) ($ Thousands)			511,469

U.S. TREASURY OBLIGATIONS — 4.0%
U.S. Treasury Bill
0.044%, 10/26/2021 (B)	$	12,107	12,106
U.S. Treasury Bond
2.169%, 11/15/2050 (B)		1,346	725
U.S. Treasury Notes
0.500%, 03/31/2025		94	93
0.375%, 01/31/2026		1,505	1,473
0.125%, 11/30/2022		8,322	8,321

Total U.S. Treasury Obligations (Cost $22,759) ($ Thousands)			22,718

MORTGAGE-BACKED SECURITIES — 0.2%

Agency Mortgage-Backed Obligation — 0.2%
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-HQA1, Cl M3
6.436%, VAR ICE LIBOR USD 1 Month + 6.350%, 09/25/2028		176	186
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA2, Cl M2
3.536%, VAR ICE LIBOR USD 1 Month + 3.450%, 10/25/2029		470	487

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 2M2
5.086%, VAR ICE LIBOR USD 1 Month + 5.000%, 11/25/2024	$74	$75
FNMA Connecticut Avenue Securities, Ser 2016-C04, Cl 1M2
4.336%, VAR ICE LIBOR USD 1 Month + 4.250%, 01/25/2029	60	63
FNMA Connecticut Avenue Securities, Ser 2016-C07, Cl 2M2
4.436%, VAR ICE LIBOR USD 1 Month + 4.350%, 05/25/2029	83	86

		897

Non-Agency Mortgage-Backed Obligation — 0.0%
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-6, Cl 3A
2.106%, 09/25/2034 (D)	9	8
JPMorgan Mortgage Trust, Ser 2004-A5, Cl 3A1
2.454%, 12/25/2034 (D)	24	25
LSTAR Commercial Mortgage Trust, Ser 2016-4, Cl A2
2.579%, 03/10/2049 (A)	137	139

		172

Total Mortgage-Backed Securities (Cost $1,051) ($ Thousands)		1,069

Total Investments in Securities — 95.3% (Cost $529,783) ($ Thousands)		$535,256

44	SEI Institutional International Trust / Annual Report / September 30, 2021

A list of the open futures contracts held by the Fund at September 30, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
Australian 10-Year Bond	24	Dec-2021	$2,543	$2,453	$(49)
Australian 3-Year Bond	12	Dec-2021	1,027	1,009	(3)
Canadian 10-Year Bond	7	Dec-2021	808	791	(15)
Euro-BTP	9	Dec-2021	1,626	1,585	(18)
Euro-Bund	70	Dec-2021	14,305	13,777	(194)
Euro-Buxl	9	Dec-2021	2,179	2,121	(30)
Euro-OAT	30	Dec-2021	5,770	5,770	–
Japanese 10-Year Bond	23	Dec-2021	31,652	31,203	(97)
Japanese 10-Year Government Bond E-MINI	8	Dec-2021	1,103	1,086	(3)
Long Gilt 10-Year Bond	13	Jan-2022	2,201	2,194	(9)
U.S. 10-Year Treasury Note	27	Dec-2021	3,591	3,553	(38)
U.S. Long Treasury Bond	25	Dec-2021	4,063	3,980	(82)
U.S. Ultra Long Treasury Bond	8	Dec-2021	1,577	1,529	(49)

			72,445	71,051	(587)

Short Contracts
Australian 3-Year Bond	(17)	Dec-2021	$(1,463)	$(1,430)	$3
Canadian 5-Year Bond	(22)	Dec-2021	(2,202)	(2,163)	24
Canadian 10-Year Bond	(14)	Dec-2021	(1,625)	(1,582)	36
Euro	(240)	Dec-2021	(35,623)	(34,800)	823
Euro-Bob	(34)	Dec-2021	(5,379)	(5,317)	7
Euro-Bund	(26)	Dec-2021	(5,218)	(5,117)	34
Euro-Schatz	(107)	Dec-2021	(14,259)	(13,914)	11
Long Gilt 10-Year Bond	(23)	Jan-2022	(4,074)	(3,881)	96
U.S. 2-Year Treasury Note	(53)	Jan-2022	(11,671)	(11,663)	8
U.S. 5-Year Treasury Note	(151)	Jan-2022	(18,605)	(18,534)	71
U.S. 10-Year Treasury Note	(125)	Dec-2021	(16,443)	(16,451)	(8)
U.S. Ultra Long Treasury Bond	(9)	Dec-2021	(1,768)	(1,720)	49
Ultra 10-Year U.S. Treasury Note	(90)	Dec-2021	(13,263)	(13,073)	190

			(131,593)	(129,645)	1,344

			$(59,148)	$(58,594)	$757

A list of the open forward foreign currency contracts held by the Fund at September 30, 2021, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	10/06/21	USD	38	EUR	32	$(1)
Bank of America	10/06/21	USD	87	ZAR	1,290	(1)
Bank of America	10/06/21	USD	134	NZD	189	(3)
Bank of America	10/06/21	EUR	946	USD	1,119	23
Bank of America	10/06/21	NZD	1,835	USD	1,299	33
Bank of America	10/06/21	ZAR	4,400	USD	302	9
Bank of America	10/08/21	USD	1,033	INR	77,912	16
Barclays PLC	10/06/21	USD	150	JPY	16,700	—
Barclays PLC	10/06/21	USD	152	SGD	205	(2)
Barclays PLC	10/06/21	USD	296	MXN	6,030	(3)
Barclays PLC	10/06/21	USD	440	AUD	601	(6)
Barclays PLC	10/06/21 -11/04/21	USD	589	EUR	502	(7)
Barclays PLC	10/06/21	SEK	1,310	USD	150	—
Barclays PLC	10/06/21	NOK	1,898	USD	219	1
Barclays PLC	10/06/21	AUD	6,972	USD	5,100	63

SEI Institutional International Trust / Annual Report / September 30, 2021	45

SCHEDULE OF INVESTMENTS

September 30, 2021

International Fixed Income Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	10/06/21	PLN	3,559	USD	927	$31
Barclays PLC	11/04/21	PLN	3,559	USD	892	(4)
Barclays PLC	10/06/21 - 11/04/21	TRY	17,250	USD	2,033	95
Barclays PLC	11/04/21	TRY	7,186	USD	796	—
Barclays PLC	10/06/21	CAD	28,091	USD	22,262	88
Barclays PLC	10/06/21	GBP	19,796	USD	27,273	582
Barclays PLC	11/04/21	GBP	20,978	USD	28,204	(77)
Barclays PLC	10/08/21	USD	406	CNY	2,622	(1)
Barclays PLC	10/08/21	USD	1,059	INR	77,896	(9)
Barclays PLC	11/04/21	ILS	2,941	USD	915	3
Barclays PLC	11/04/21	CZK	25,007	USD	1,137	(6)
Barclays PLC	11/04/21	EUR	68,741	USD	79,824	119
Barclays PLC	11/04/21	EUR	246	USD	285	—
BNP Paribas	10/06/21	USD	32	AUD	44	—
BNP Paribas	10/06/21	GBP	1,160	USD	1,606	42
BNP Paribas	10/06/21	USD	9,153	CAD	11,571	(19)
BNP Paribas	10/06/21	MYR	8,712	USD	2,098	17
BNP Paribas	11/03/21	MYR	8,712	USD	2,078	(3)
BNP Paribas	10/06/21	EUR	70,539	USD	83,581	1,827
BNP Paribas	10/13/21	NOK	8,584	USD	983	—
BNP Paribas	10/15/21	USD	1,064	NZD	1,530	(9)
BNP Paribas	10/15/21	NZD	1,529	USD	1,073	18
BNP Paribas	11/04/21	NZD	225	USD	155	—
BNP Paribas	11/04/21	HUF	314,649	USD	1,013	(1)
BNP Paribas	11/19/21	CAD	1,135	USD	898	2
BNP Paribas	12/09/21	CNH	111,164	USD	17,122	(13)
Brown Brothers Harriman	10/15/21 - 11/08/21	EUR	26,210	USD	30,861	479
Brown Brothers Harriman	10/28/21	MXN	104	USD	5	—
Brown Brothers Harriman	10/28/21	CHF	981	USD	1,088	36
Brown Brothers Harriman	11/08/21	USD	1,103	EUR	942	(11)
Citi	10/04/21 - 11/03/21	USD	1,152	BRL	6,250	(10)
Citi	11/08/21	EUR	706	USD	838	19
Citi	11/08/21	USD	711	EUR	605	(10)
Citi	11/09/21	AUD	10,290	USD	7,416	(17)
Citi	11/17/21	USD	1,067	JPY	118,219	(7)
Citi	11/17/21	JPY	314,501	USD	2,873	53
Citigroup	10/06/21	GBP	110	USD	151	3
Citigroup	10/06/21	EUR	129	USD	151	2
Citigroup	10/06/21	USD	150	CAD	190	—
Citigroup	10/06/21	USD	151	GBP	111	(2)
Citigroup	10/06/21	USD	302	SEK	2,600	(5)
Citigroup	10/06/21	USD	304	EUR	257	(6)
Citigroup	10/06/21	USD	348	ZAR	5,150	(6)
Citigroup	11/04/21	USD	150	NOK	1,310	1
Citigroup	10/06/21	USD	219	NOK	1,898	(2)
Citigroup	11/04/21	USD	42	AUD	59	—
Citigroup	10/06/21	USD	464	AUD	630	(9)
Citigroup	10/06/21	SEK	1,300	USD	151	2
Citigroup	10/06/21	ZAR	2,170	USD	152	8

46	SEI Institutional International Trust / Annual Report / September 30, 2021

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	10/06/21	CHF	2,221	USD	2,425	$44
Citigroup	10/06/21	DKK	5,649	USD	899	18
Citigroup	10/06/21	NOK	8,559	USD	989	8
Citigroup	10/06/21	JPY	6,186,433	USD	56,327	879
Citigroup	11/04/21	JPY	36,750	USD	329	(1)
Citigroup	10/08/21 - 11/04/21	USD	25,158	CNY	162,756	25
Citigroup	10/08/21 - 11/04/21	CNY	163,740	USD	25,259	(58)
Citigroup	11/04/21	CAD	190	USD	149	(1)
Credit Agricole	11/04/21	USD	1,043	AUD	1,448	3
Deutsche Bank	11/03/21	USD	147	BRL	790	(2)
Goldman Sachs	10/06/21	USD	1,136	TRY	10,064	(5)
Goldman Sachs	10/06/21	USD	284	ZAR	4,300	1
Goldman Sachs	10/06/21 - 11/24/21	USD	1,532	ZAR	23,077	(6)
Goldman Sachs	10/06/21	TRY	1,280	USD	145	1
Goldman Sachs	11/04/21	TRY	8,784	USD	973	—
Goldman Sachs	10/06/21 - 11/24/21	ZAR	20,579	USD	1,431	72
Goldman Sachs	10/06/21	HUF	314,649	USD	1,064	49
Goldman Sachs	11/04/21	USD	195	AUD	270	—
Goldman Sachs	11/04/21	USD	1,013	GBP	751	—
Goldman Sachs	11/04/21	USD	1,028	MXN	21,200	(1)
Goldman Sachs	11/04/21	USD	1,091	EUR	941	—
Goldman Sachs	11/04/21	MXN	38,804	USD	1,882	2
Goldman Sachs	11/10/21	GBP	8,311	USD	11,415	211
HSBC	10/06/21	THB	3,335	USD	103	4
HSBC	11/04/21	USD	107	AUD	149	1
HSBC	11/08/21	EUR	18,064	USD	21,228	281
HSBC	11/17/21	USD	1,071	JPY	117,534	(17)
JPMorgan Chase Bank	10/06/21	CHF	140	USD	151	1
JPMorgan Chase Bank	10/06/21	USD	151	JPY	16,600	(3)
JPMorgan Chase Bank	10/06/21	SGD	205	USD	151	1
JPMorgan Chase Bank	10/06/21	EUR	257	USD	304	6
JPMorgan Chase Bank	10/06/21	USD	304	CHF	280	(4)
JPMorgan Chase Bank	10/06/21	USD	306	SEK	2,620	(6)
JPMorgan Chase Bank	10/06/21	NZD	435	USD	305	5
JPMorgan Chase Bank	10/06/21	USD	481	AUD	655	(8)
JPMorgan Chase Bank	10/06/21	USD	605	EUR	513	(11)
JPMorgan Chase Bank	10/06/21	NOK	1,310	USD	151	—
JPMorgan Chase Bank	10/06/21	SEK	2,606	USD	303	5
JPMorgan Chase Bank	10/06/21 - 11/04/21	RON	3,124	USD	739	8
JPMorgan Chase Bank	10/07/21	PEN	6,598	USD	1,616	19
JPMorgan Chase Bank	11/08/21	PEN	6,598	USD	1,594	(6)
JPMorgan Chase Bank	10/08/21	USD	1,055	CNY	6,819	—
JPMorgan Chase Bank	10/08/21	USD	1,519	CNY	9,824	1
JPMorgan Chase Bank	10/08/21	CNY	169,324	USD	26,142	(57)
JPMorgan Chase Bank	10/13/21	EUR	22,833	USD	27,015	549
JPMorgan Chase Bank	10/21/21	USD	1,464	JPY	163,759	4
JPMorgan Chase Bank	10/21/21	USD	73	JPY	8,049	—
JPMorgan Chase Bank	10/21/21	JPY	1,698,767	USD	15,433	205
JPMorgan Chase Bank	10/21/21	JPY	556,206	USD	4,972	(14)
JPMorgan Chase Bank	10/25/21	USD	793	COP	3,043,145	5

SEI Institutional International Trust / Annual Report / September 30, 2021	47

SCHEDULE OF INVESTMENTS

September 30, 2021

International Fixed Income Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase Bank	10/25/21	COP	2,462,826	USD	643	$(2)
JPMorgan Chase Bank	10/26/21 - 11/01/21	IDR	49,478,879	USD	3,455	2
JPMorgan Chase Bank	11/01/21	USD	167	IDR	2,390,882	—
JPMorgan Chase Bank	11/01/21	USD	84	IDR	1,209,491	—
JPMorgan Chase Bank	11/01/21 - 12/08/21	USD	1,260	KRW	1,492,880	1
JPMorgan Chase Bank	11/04/21	AUD	673	USD	488	2
JPMorgan Chase Bank	11/22/21	ILS	7,131	USD	2,218	7
JPMorgan Chase Bank	11/22/21 - 12/08/21	THB	134,214	USD	4,073	107
JPMorgan Chase Bank	12/08/21	THB	31,450	USD	928	(2)
JPMorgan Chase Bank	11/22/21	CLP	824,004	USD	1,054	43
JPMorgan Chase Bank	12/08/21 - 12/13/21	CNY	34,434	USD	5,294	(13)
JPMorgan Chase Bank	12/09/21	CNH	8,001	USD	1,226	(7)
JPMorgan Chase Bank	12/13/21	USD	86	SGD	117	—
JPMorgan Chase Bank	12/13/21	USD	264	NZD	371	(8)
JPMorgan Chase Bank	12/13/21	USD	402	CAD	513	2
JPMorgan Chase Bank	12/13/21	GBP	96	USD	131	2
JPMorgan Chase Bank	12/13/21	GBP	427	USD	574	(2)
JPMorgan Chase Bank	12/13/21	USD	848	NOK	7,410	1
JPMorgan Chase Bank	12/13/21	USD	756	GBP	563	3
JPMorgan Chase Bank	12/13/21	USD	909	GBP	657	(23)
JPMorgan Chase Bank	12/13/21	CAD	2,553	USD	2,034	19
JPMorgan Chase Bank	12/13/21	CAD	1,111	USD	873	(4)
JPMorgan Chase Bank	12/13/21	USD	1,063	SEK	9,323	4
JPMorgan Chase Bank	12/13/21	USD	4,542	SEK	38,890	(93)
JPMorgan Chase Bank	12/13/21	AUD	5,224	USD	3,882	108
JPMorgan Chase Bank	12/13/21	AUD	1,220	USD	878	(3)
JPMorgan Chase Bank	12/13/21	CHF	6,159	USD	6,747	132
JPMorgan Chase Bank	12/13/21	CHF	1,478	USD	1,586	(2)
JPMorgan Chase Bank	12/13/21	SGD	10,628	USD	7,900	71
JPMorgan Chase Bank	12/13/21	SGD	2,486	USD	1,827	(5)
JPMorgan Chase Bank	12/13/21	NOK	6,485	USD	749	6
JPMorgan Chase Bank	12/13/21	NOK	8,781	USD	996	(10)
JPMorgan Chase Bank	12/13/21	NZD	13,012	USD	9,279	312
JPMorgan Chase Bank	12/13/21	NZD	2,961	USD	2,034	(7)
JPMorgan Chase Bank	12/17/21	USD	630	KRW	746,440	—
JPMorgan Chase Bank	12/17/21	KRW	1,738,389	USD	1,482	14
JPMorgan Chase Bank	12/20/21	USD	740	MXN	15,297	(3)
JPMorgan Chase Bank	12/20/21	USD	2,047	RUB	151,604	5
JPMorgan Chase Bank	12/20/21	MXN	94,266	USD	4,641	104
Morgan Stanley	10/04/21	USD	1,063	BRL	5,666	(23)
Morgan Stanley	10/06/21	USD	39	AUD	53	—
Morgan Stanley	10/06/21	USD	212	GBP	154	(5)
Morgan Stanley	10/06/21	SGD	2,354	USD	1,752	18
Morgan Stanley	10/06/21	ILS	2,941	USD	917	5
Morgan Stanley	10/06/21 - 11/08/21	USD	3,584	EUR	3,037	(63)
Morgan Stanley	10/06/21	SEK	5,036	USD	586	10
Morgan Stanley	11/04/21	SEK	5,408	USD	616	(3)
Morgan Stanley	10/06/21 - 11/30/21	EUR	24,890	USD	29,434	560
Morgan Stanley	10/06/21	CZK	25,007	USD	1,158	15
Morgan Stanley	10/06/21	ZAR	26,948	USD	1,845	54

48	SEI Institutional International Trust / Annual Report / September 30, 2021

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Morgan Stanley	11/04/21	ZAR	12,028	USD	791	$(6)
Morgan Stanley	10/06/21	THB	54,735	USD	1,697	80
Morgan Stanley	10/08/21	INR	77,161	USD	1,028	(11)
Morgan Stanley	10/13/21	USD	966	NOK	8,452	2
Morgan Stanley	11/04/21	USD	0	SEK	4	—
Morgan Stanley	11/04/21	USD	147	JPY	16,400	1
Morgan Stanley	11/04/21	CHF	1,801	USD	1,930	(2)
Morgan Stanley	11/04/21	NOK	9,869	USD	1,122	(8)
Morgan Stanley	11/04/21	JPY	6,190,489	USD	55,357	(145)
Morgan Stanley	11/19/21	CAD	14,551	USD	11,370	(117)
RBC	10/06/21	MXN	38,804	USD	1,924	36
Societe Generale	10/13/21	SEK	19,757	USD	2,296	37
Standard Chartered	10/04/21	BRL	5,317	USD	1,019	43
Standard Chartered	10/06/21	GBP	176	USD	242	4
Standard Chartered	10/06/21	USD	851	EUR	718	(19)
Standard Chartered	10/06/21	MYR	707	USD	170	1
Standard Chartered	11/03/21	MYR	707	USD	169	—
Standard Chartered	10/15/21	IDR	15,250,289	USD	1,070	5
Standard Chartered	10/21/21	USD	1,070	TWD	29,671	(3)
State Street	10/06/21	GBP	111	USD	153	3
State Street	10/06/21	USD	149	GBP	110	—
State Street	10/06/21	USD	151	JPY	16,700	(1)
State Street	10/06/21	USD	297	MXN	6,030	(4)
State Street	10/06/21	USD	302	AUD	410	(6)
State Street	10/06/21	USD	360	EUR	305	(7)
State Street	10/06/21	NZD	433	USD	304	5
State Street	10/06/21	USD	305	CAD	390	3
State Street	10/06/21	USD	151	CAD	190	(1)
State Street	10/06/21	CAD	190	USD	150	—
State Street	10/06/21 - 11/04/21	CAD	356	USD	280	(1)
State Street	10/06/21	USD	588	SEK	5,059	(9)
State Street	10/06/21	SGD	860	USD	640	6
State Street	10/06/21	JPY	37,656	USD	343	6
UBS	10/06/21	USD	60	EUR	51	—
UBS	10/06/21	USD	60	AUD	83	—
UBS	10/06/21	SEK	5,431	USD	622	1
UBS	11/04/21	USD	205	CAD	260	—
UBS	11/04/21	USD	550	JPY	61,400	—
UBS	11/04/21	CNY	1,326	USD	205	—
Westpac Banking	11/04/21	USD	9,181	EUR	7,927	10

						$6,762

SEI Institutional International Trust / Annual Report / September 30, 2021	49

SCHEDULE OF INVESTMENTS

September 30, 2021

International Fixed Income Fund (Concluded)

A list of the open OTC swap agreements held by the Fund at September 30, 2021, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Deutsche Bank	China 7-Day Reverse Repo Rate	2.985%	Quarterly	06/03/2024	CNY	23,220	$70	$–	$70
Deutsche Bank	China 7-Day Reverse Repo Rate	2.755%	Quarterly	09/09/2024	CNY	31,000	64	–	64

							$134	$–	$134

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2021, is as follows:

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
BRL/CDI/1D/T247/0.00000	4.94%	Annually	01/02/2023	BRL	5,658	$(52)	$–	$(52)
BRL/CDI/1D/T247/0.00000	4.945%	Annually	01/02/2023	BRL	5,062	(47)	–	(47)
BRL/CDI/1D/T247/0.00000	4.915%	Annually	01/02/2023	BRL	9,678	(90)	–	(90)
		Annually	02/28/2025	GBP	1,230	(16)	2	(18)
.8%	NY/REPO/1W/CNRR007/0.00000	Quarterly	04/02/2026	CNY	12,090	24	–	24
		Annually	10/03/2047	GBP	460	(53)	(96)	43
		Annually	07/20/2050	GBP	675	(190)	(139)	(51)
0.5475% FIXED	GBP/SONIA/1D/SONIA/0.00000	Annually	08/04/2051	GBP	170	27	–	27

						$(397)	$(233)	$(164)

Percentages are based on Net Assets of $561,559 ($ Thousands).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2021, the value of these securities amounted to $80,756 ($ Thousands), representing 14.4% of the Net Assets of the Fund.

(B)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(C)	Perpetual security with no stated maturity date.

(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(E)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

CLP — Chilean Peso

CNH — Chinese Yuan Offshore

CNY — Chinese Yuan Onshore

COP — Colombian Peso

CZK — Czech Koruna

DAC — Designated Activity Company

DKK — Danish Krone

EUR — Euro

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

HUF — Hungarian Forint

ICE — Intercontinental Exchange

IDR — Indonesian Rupiah

ILS — Israeli New Sheckels

INR — Indian Rupee

JPY — Japanese Yen

KRW — Korean Won

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

L.P. — Limited Partnership

Ltd. — Limited

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

NOK — Norwegian Krone

NZD — New Zealand Dollar

OTC — Over The Counter

PEN — Peruvian Nuevo Sol

PLC — Public Limited Company

PLN — Polish Zloty

RON — Romanian Leu

RUB — Russian Ruble

SEK — Swedish Krona

SGD — Singapore Dollar

Ser — Series

THB — Thai Baht

TRY — Turkish Lira

TWD — Taiwan Dollar

ULC — Unlimited Liability Company

USD — U.S. Dollar

VAR — Variable Rate

ZAR — South African Rand

50	SEI Institutional International Trust / Annual Report / September 30, 2021

The following is a list of the level of inputs used as of September 30, 2021, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Global Bonds	–	511,469	–	511,469
U.S. Treasury Obligations	–	22,718	–	22,718
Mortgage-Backed Securities	–	1,069	–	1,069

Total Investments in Securities	–	535,256	–	535,256

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	1,352	–	–	1,352
Unrealized Depreciation	(595)	–	–	(595)
Forwards Contracts*
Unrealized Appreciation	–	7,830	–	7,830
Unrealized Depreciation	–	(1,068)	–	(1,068)
OTC Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	134	–	134
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	94	–	94
Unrealized Depreciation	–	(258)	–	(258)

Total Other Financial Instruments	757	6,732	–	7,489

*Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instruments.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2021	51

SCHEDULE OF INVESTMENTS

September 30, 2021

Emerging Markets Debt Fund

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS — 94.4%
Angola — 0.9%
Angolan Government International Bond
9.375%, 05/08/2048		$2,800	$2,886
8.250%, 05/09/2028		1,085	1,123
Angolan Government International Bond MTN
9.125%, 11/26/2049 (A)		670	680
9.125%, 11/26/2049		409	415
8.000%, 11/26/2029		2,097	2,145
8.000%, 11/26/2029 (A)		731	748
Republic of Angola Via Avenir II BV MTN
7.867%, VAR ICE LIBOR USD 6 Month + 7.500%, 07/01/2023		2,941	2,896
Republic of Angola Via Avenir Issuer II
Ireland DAC 6.927%, 02/19/2027		2,538	2,386

			13,279

Argentina — 1.0%
Argentine Republic Government International Bond
2.500%, 07/09/2041		5,587	2,052
2.000%, 3.875%, 07/09/2022, 01/09/2038 (B)		3,404	1,320
1.125%, 07/09/2035		1,959	641
1.125%, 1.500%, 07/09/2022, 07/09/2046 (B)		1,056	351
1.000%, 07/09/2029		7,383	2,806
0.500%, 07/09/2029	EUR	13	6
0.500%, 07/09/2030		$19,036	6,981
0.125%, 07/09/2030 (C)	EUR	403	167
Mercadolibre
3.125%, 01/14/2031		$651	628
MSU Energy
6.875%, 02/01/2025 (A)		285	234
Provincia de Buenos Aires MTN
2.000%, 3.000%, 09/01/2022, 09/01/2037 (B)	EUR	666	250

Description	Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Provincia de Cordoba
5.000%, 12/10/2025 (A)(C)	$540	$408

		15,844

Armenia — 0.1%
Republic of Armenia International Bond
3.600%, 02/02/2031	1,005	947
3.600%, 02/02/2031 (A)	449	423

		1,370

Azerbaijan — 0.7%
Republic of Azerbaijan International Bond
5.125%, 09/01/2029	1,711	1,903
Southern Gas Corridor CJSC
6.875%, 03/24/2026 (A)	1,437	1,691
6.875%, 03/24/2026	4,125	4,853
State Oil of the Azerbaijan Republic
6.950%, 03/18/2030	2,380	2,929

		11,376

Bahamas — 0.0%
Bahamas Government International Bond
8.950%, 10/15/2032 (A)	510	479
6.000%, 11/21/2028	200	172

		651

Bahrain — 0.8%
Bahrain Government International Bond
7.000%, 01/26/2026 (A)	1,165	1,289
7.000%, 10/12/2028 (A)	507	554
6.750%, 09/20/2029 (A)	721	773
6.750%, 09/20/2029	200	214
6.125%, 08/01/2023	520	551
6.000%, 09/19/2044	297	273
5.625%, 09/30/2031 (A)	1,146	1,134
5.625%, 09/30/2031	528	523
5.450%, 09/16/2032 (C)	3,479	3,375
Bahrain Government International Bond MTN
6.250%, 01/25/2051	541	496
5.250%, 01/25/2033 (A)	1,640	1,557
4.250%, 01/25/2028	597	588
Oil and Gas Holding BSCC (A)
8.375%, 11/07/2028	560	645
7.625%, 11/07/2024	794	870

		12,842

Belarus — 0.3%
Development Bank of the Republic of Belarus JSC
6.750%, 05/02/2024	972	913
Republic of Belarus International Bond
6.378%, 02/24/2031 (A)	899	791
6.378%, 02/24/2031	372	328
6.200%, 02/28/2030	1,240	1,091

52	SEI Institutional International Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
6.200%, 02/28/2030 (A)		$89	$78
5.875%, 02/24/2026		1,842	1,725

			4,926

Belize — 0.0%
Belize Government International Bond
5.000%, 02/20/2038		1,173	575

Benin — 0.0%
Benin Government International Bond
6.875%, 01/19/2052	EUR	158	188
4.950%, 01/22/2035		389	439
4.875%, 01/19/2032		102	118

			745

Bermuda — 0.2%
Bermuda Government International Bond
4.750%, 02/15/2029		$1,204	1,396
3.717%, 01/25/2027		631	691
2.375%, 08/20/2030		221	219

			2,306

Brazil — 6.1%
B3 - Brasil Bolsa Balcao
4.125%, 09/20/2031 (A)		437	428
Brazil Letras do Tesouro Nacional (D)
7.296%, 07/01/2023	BRL	14,000	2,190
7.252%, 01/01/2024		58,000	8,592
5.227%, 01/01/2022		77,000	13,886
Brazil Loan Trust 1
5.477%, 07/24/2023 (A)		$108	111
Brazil Minas SPE via State of Minas Gerais
5.333%, 02/15/2028		1,905	2,039
5.333%, 02/15/2028		1,176	1,259
5.333%, 02/15/2028 (A)		157	168
Brazil Notas do Tesouro Nacional, Serie B
6.000%, 08/15/2026	BRL	1,000	717
6.000%, 05/15/2045		818	626
6.000%, 08/15/2050		1,809	1,397
Brazil Notas do Tesouro Nacional, Serie F
10.000%, 01/01/2023		77,155	14,279
10.000%, 01/01/2025		46,744	8,519
10.000%, 01/01/2027		46,182	8,263
10.000%, 01/01/2029		25,306	4,442
10.000%, 01/01/2031		7,579	1,303
Brazilian Government International Bond
5.625%, 01/07/2041		$517	522
5.625%, 02/21/2047		709	710
5.000%, 01/27/2045		2,338	2,180
4.750%, 01/14/2050		754	668
3.875%, 06/12/2030		1,053	1,021
3.750%, 09/12/2031 (C)		6,586	6,247
Centrais Eletricas Brasileiras
4.625%, 02/04/2030 (A)		226	225

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
CSN Islands XI
6.750%, 01/28/2028 (A)		$592	$631
CSN Resources
4.625%, 06/10/2031 (A)		315	311
Gol Finance
7.000%, 01/31/2025 (A)		998	940
Iochpe-Maxion Austria GmbH
5.000%, 05/07/2028 (A)		581	580
JBS USA Food
5.750%, 01/15/2028 (A)		466	489
MC Brazil Downstream Trading SARL
7.250%, 06/30/2031 (A)		3,213	3,231
Minerva Luxembourg
4.375%, 03/18/2031 (A)		1,189	1,149
MV24 Capital BV
6.748%, 06/01/2034 (A)		650	686
Nexa Resources
5.375%, 05/04/2027 (A)		2,591	2,721
Petrobras Global Finance BV
5.500%, 06/10/2051		457	426
StoneCo
3.950%, 06/16/2028 (C)		1,270	1,228
Suzano Austria GmbH (A)
7.000%, 03/16/2047		399	523
6.000%, 01/15/2029		288	338
5.000%, 01/15/2030		494	548

			93,593

Cameroon — 0.1%
Republic of Cameroon International Bond
5.950%, 07/07/2032	EUR	543	615
5.950%, 07/07/2032 (A)		250	284

			899

Cayman Islands — 0.1%
Neon Capital MTN
2.015%, 01/06/2028 (E)	JPY	265,619	1,981

Chile — 1.6%
Alfa Desarrollo SpA
4.550%, 09/27/2051 (A)		$2,047	1,997
ATP Tower Holdings LLC
4.050%, 04/27/2026 (A)		255	256
Banco de Credito e Inversiones
3.500%, 10/12/2027 (A)		1,046	1,119
Bonos de la Tesoreria de la Republica (I)
2.000%, 03/01/2035	CLP	1,393,429	1,633
1.900%, 09/01/2030		1,901,188	2,307
1.500%, 03/01/2026		636,931	784
Bonos de la Tesoreria de la Republica en pesos
4.500%, 03/01/2026		625,000	754
2.800%, 10/01/2033 (A)		1,290,000	1,214

SEI Institutional International Trust / Annual Report / September 30, 2021	53

SCHEDULE OF INVESTMENTS

September 30, 2021

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Cencosud
4.375%, 07/17/2027 (A)		$1,819	$1,976
Chile Government International Bond
3.250%, 09/21/2071		1,615	1,459
3.100%, 05/07/2041		212	204
2.550%, 07/27/2033		6,983	6,807
Empresa de Transporte de Pasajeros Metro
3.650%, 05/07/2030 (A)		217	235
Empresa Nacional del Petroleo
3.750%, 08/05/2026		749	786
3.450%, 09/16/2031 (A)		331	325
Nacional del Cobre de Chile
5.625%, 10/18/2043		442	574
3.750%, 01/15/2031 (A)		234	252
3.150%, 01/14/2030		800	826
3.000%, 09/30/2029		224	229
Sociedad Quimica y Minera de Chile
3.500%, 09/10/2051 (A)		1,495	1,441

			25,178

China — 5.1%
Blossom Joy
3.100%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.799% (F)		202	207
China Government Bond
3.810%, 09/14/2050	CNY	9,340	1,534
3.720%, 04/12/2051		20,100	3,286
3.390%, 03/16/2050		8,350	1,267
3.280%, 12/03/2027		50,290	8,017
3.270%, 11/19/2030		34,600	5,496
3.130%, 11/21/2029		6,500	1,019
3.120%, 12/05/2026		9,040	1,424
3.020%, 10/22/2025		43,500	6,815
3.020%, 05/27/2031		1,500	235
3.010%, 05/13/2028		12,540	1,959
2.880%, 11/05/2023		25,000	3,893
2.850%, 06/04/2027		41,980	6,503
2.680%, 05/21/2030		51,050	7,710
1.990%, 04/09/2025		60,830	9,195
China Government International Bond
3.250%, 10/19/2023		$1,192	1,262
0.550%, 10/21/2025		1,150	1,128
0.400%, 10/21/2023		2,410	2,411
China Minmetals
3.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.717% (F)		2,047	2,080
Chinalco Capital Holdings
4.250%, 04/21/2022		740	751
4.100%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.788% (F)		224	235

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
2.125%, 06/03/2026		$413	$409
CNAC HK Finbridge
5.125%, 03/14/2028		246	281
4.125%, 07/19/2027		713	777
3.875%, 06/19/2029		1,156	1,236
3.000%, 09/22/2030		561	562
Dianjian Haiyu
4.300% (F)		204	213
Dianjian International Finance
4.600%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 6.933% (F)		303	313
ENN Clean Energy International Investment
3.375%, 05/12/2026 (A)		647	652
Huarong Finance II MTN
5.500%, 01/16/2025		640	632
Leader Goal International Ltd MTN
4.250% (E)(F)		212	217
Meituan
3.050%, 10/28/2030		204	189
Minmetals Bounteous Finance BVI
3.375%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.209% (F)		805	833
Powerchina Roadbridge Group British Virgin Islands
3.080%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.256% (F)		285	285
Shimao Group Holdings
5.600%, 07/15/2026		200	198
Sinopec Group Overseas Development 2018
2.700%, 05/13/2030		548	560
2.300%, 01/08/2031		2,858	2,829
Sunac China Holdings
7.000%, 07/09/2025		214	172
6.500%, 01/26/2026		206	165
Tencent Holdings Ltd MTN
3.240%, 06/03/2050 (A)		450	423
Wanda Properties International
7.250%, 01/29/2024		600	580
Wanda Properties Overseas
6.950%, 12/05/2022		200	195
6.875%, 07/23/2023		232	224

			78,372

Colombia — 5.3%
Colombia Government International Bond
9.850%, 06/28/2027 (C)	COP	5,060,000	1,550
7.375%, 09/18/2037		$1,009	1,239
6.125%, 01/18/2041		2,378	2,612
5.625%, 02/26/2044		132	138
5.200%, 05/15/2049		1,060	1,056

54	SEI Institutional International Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
5.000%, 06/15/2045		$4,204	$4,097
4.500%, 03/15/2029		721	760
4.375%, 03/21/2023	COP	2,871,000	754
4.125%, 02/22/2042		$8,131	7,310
3.875%, 04/25/2027		1,466	1,519
3.875%, 02/15/2061		2,327	1,874
3.250%, 04/22/2032		269	251
3.125%, 04/15/2031		1,537	1,439
3.000%, 01/30/2030		1,457	1,377
Colombian TES
10.000%, 07/24/2024	COP	20,024,400	5,862
7.750%, 09/18/2030		12,738,000	3,408
7.500%, 08/26/2026		29,694,400	8,068
7.250%, 10/18/2034		18,842,900	4,687
7.000%, 03/26/2031		17,065,600	4,278
7.000%, 06/30/2032		7,329,100	1,819
6.250%, 11/26/2025		25,567,200	6,717
6.250%, 07/09/2036		5,769,500	1,277
6.000%, 04/28/2028		25,503,900	6,293
5.750%, 11/03/2027		30,168,700	7,444
3.000%, 03/25/2033		1,380,300	975
2.250%, 04/18/2029		181,900	130
Ecopetrol
6.875%, 04/29/2030		$492	576
Empresas Publicas de Medellin ESP (A)
8.375%, 11/08/2027	COP	2,351,000	583
7.625%, 09/10/2024		3,116,000	825
Financiera de Desarrollo Territorial Findeter
7.875%, 08/12/2024 (A)		1,127,000	307
7.875%, 08/12/2024		884,000	241
Geopark
5.500%, 01/17/2027 (A)		$974	960
Gran Tierra Energy
7.750%, 05/23/2027 (A)		293	254
Grupo Aval
4.375%, 02/04/2030 (A)		812	802
SierraCol Energy Andina
6.000%, 06/15/2028 (A)		672	657

			82,139

Costa Rica — 0.6%
Costa Rica Government International Bond
7.158%, 03/12/2045 (A)		665	664
7.158%, 03/12/2045		2,407	2,404
7.158%, 03/12/2045		500	499
7.000%, 04/04/2044		2,052	2,021
7.000%, 04/04/2044 (A)		563	555
7.000%, 04/04/2044		230	227
6.125%, 02/19/2031 (C)		1,921	1,969
4.375%, 04/30/2025		393	399

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Instituto Costarricense de Electricidad
6.375%, 05/15/2043		$250	$217

			8,955

Croatia — 0.1%
Croatia Government International Bond
1.500%, 06/17/2031	EUR	650	787
1.125%, 03/04/2033		452	521

			1,308

Czech Republic — 1.5%
Czech Republic Government Bond
2.750%, 07/23/2029	CZK	55,670	2,665
2.500%, 08/25/2028		84,640	3,974
2.400%, 09/17/2025		165,160	7,644
2.000%, 10/13/2033		46,630	2,104
1.250%, 02/14/2025		48,060	2,139
1.200%, 03/13/2031		29,710	1,254
1.000%, 06/26/2026		35,200	1,530
0.950%, 05/15/2030		5,530	231
0.250%, 02/10/2027		10,460	434
0.050%, 11/29/2029		31,030	1,204

			23,179

Dominican Republic — 1.2%
Dominican Republic International Bond
7.450%, 04/30/2044 (A)		$687	819
7.450%, 04/30/2044		228	272
6.850%, 01/27/2045		1,386	1,546
6.600%, 01/28/2024 (C)		656	723
6.500%, 02/15/2048		2,472	2,641
6.400%, 06/05/2049		1,026	1,086
5.950%, 01/25/2027		625	703
5.875%, 04/18/2024 (A)		71	75
5.875%, 01/30/2060		1,862	1,822
5.875%, 01/30/2060 (A)		75	73
5.500%, 01/27/2025		949	1,037
5.300%, 01/21/2041		2,694	2,664
4.875%, 09/23/2032		259	264
4.500%, 01/30/2030 (A)		755	768
4.500%, 01/30/2030		3,319	3,377

			17,870

Ecuador — 0.8%
Ecuador Government International Bond
9.365%, 07/31/2030 (D)		292	156
6.699%, 07/31/2030 (A)(D)		1,613	861
5.000%, 07/31/2030 (A)		2,448	2,056
1.000%, 2.500%, 07/31/2022, 07/31/2035 (A)(B)		5,391	3,552
1.000%, 2.500%, 07/31/2022, 07/31/2035 (B)		3,982	2,623
0.500%, 07/31/2040 (A)		2,887	1,678

SEI Institutional International Trust / Annual Report / September 30, 2021	55

SCHEDULE OF INVESTMENTS

September 30, 2021

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
0.500%, 1.500%, 07/31/2022, 07/31/2040 (B)		$1,611	$937

			11,863

Egypt — 3.3%
Egypt Government Bond
14.664%, 10/06/2030	EGP	4,750	301
14.556%, 10/13/2027		11,537	734
14.483%, 04/06/2026		31,272	1,986
14.406%, 07/07/2027		17,842	1,128
14.382%, 01/12/2031		9,502	594
14.292%, 01/05/2028		19,000	1,196
14.196%, 07/07/2023		21,779	1,380
14.060%, 01/12/2026		44,207	2,768
Egypt Government International Bond
18.000%, 11/06/2028		30,307	2,212
17.700%, 08/07/2025		29,457	2,042
16.300%, 04/09/2024		15,034	991
16.100%, 05/07/2029		14,920	1,013
15.900%, 07/02/2024		20,628	1,350
8.875%, 05/29/2050 (A)		$1,737	1,718
8.875%, 05/29/2050		300	297
8.700%, 03/01/2049 (A)		816	792
8.700%, 03/01/2049		600	582
7.903%, 02/21/2048 (A)		1,510	1,378
7.903%, 02/21/2048		762	695
7.625%, 05/29/2032		4,332	4,317
7.625%, 05/29/2032 (A)		4,120	4,106
Egypt Government International Bond MTN
8.750%, 09/30/2051 (A)		839	818
8.500%, 01/31/2047		2,970	2,866
8.150%, 11/20/2059 (A)		1,019	939
8.150%, 11/20/2059		277	255
7.600%, 03/01/2029		200	207
7.500%, 02/16/2061		1,119	980
7.300%, 09/30/2033 (A)		1,611	1,564
7.053%, 01/15/2032 (A)		547	530
6.375%, 04/11/2031	EUR	900	1,023
6.375%, 04/11/2031 (A)		232	264
6.125%, 01/31/2022 (A)		$385	388
5.625%, 04/16/2030	EUR	732	810
4.750%, 04/11/2025		457	539
4.750%, 04/11/2025 (A)		443	522
4.750%, 04/16/2026		670	780
Egypt Treasury Bills (D)
13.412%, 10/05/2021	EGP	95,375	6,061
13.346%, 01/11/2022		21,625	1,332

			51,458

El Salvador — 0.5%
El Salvador Government International Bond
9.500%, 07/15/2052		$3,093	2,405
8.625%, 02/28/2029		41	31

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
8.250%, 04/10/2032		$1,661	$1,238
8.250%, 04/10/2032 (A)		404	301
7.750%, 01/24/2023		1,630	1,373
7.650%, 06/15/2035 (A)		149	107
7.625%, 02/01/2041 (A)		545	383
7.625%, 02/01/2041		527	370
7.125%, 01/20/2050		640	440
6.375%, 01/18/2027 (A)		256	190
5.875%, 01/30/2025		1,606	1,225
5.875%, 01/30/2025 (A)		93	71

			8,134

Ethiopia — 0.0%
Federal Democratic Republic of Ethiopia
6.625%, 12/11/2024 (A)		296	256

Gabon — 0.1%
Gabon Government International Bond
6.625%, 02/06/2031 (A)		613	603
6.375%, 12/12/2024		1,084	1,152

			1,755

Georgia — 0.1%
Georgia Government International Bond
2.750%, 04/22/2026 (A)		499	505
2.750%, 04/22/2026		480	485

			990

Ghana — 1.4%
Ghana Government International Bond
19.750%, 03/25/2024	GHS	5,311	919
19.000%, 11/02/2026		11,055	1,822
10.750%, 10/14/2030		$2,404	2,903
8.950%, 03/26/2051 (A)		1,014	924
8.875%, 05/07/2042 (C)		1,286	1,196
8.875%, 05/07/2042 (A)		426	396
8.750%, 03/11/2061		693	619
8.750%, 03/11/2061 (A)		77	69
8.627%, 06/16/2049 (A)		593	531
8.625%, 04/07/2034		2,907	2,763
7.875%, 03/26/2027 (A)		653	637
7.875%, 02/11/2035		1,114	1,001
7.750%, 04/07/2029 (A)		413	393
7.750%, 04/07/2029		870	829
7.625%, 05/16/2029		995	945
7.625%, 05/16/2029 (A)		908	863
6.375%, 02/11/2027		1,016	955
6.375%, 02/11/2027 (A)		451	424
Republic of Ghana
8.125%, 01/18/2026 (A)		420	424
Republic of Ghana Government Bonds
20.750%, 03/06/2023	GHS	1,920	337
19.250%, 12/18/2023		5,450	933

56	SEI Institutional International Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Tullow Oil (A)
10.250%, 05/15/2026		$810	$846
7.000%, 03/01/2025		783	679

			21,408

Guatemala — 0.3%
Guatemala Government Bond
6.125%, 06/01/2050		168	193
5.375%, 04/24/2032		498	565
4.900%, 06/01/2030 (C)		964	1,046
4.650%, 10/07/2041 (A)		845	824
4.650%, 10/07/2041		210	205
4.500%, 05/03/2026		649	694
3.700%, 10/07/2033 (A)		1,141	1,114
3.700%, 10/07/2033		500	488

			5,129

Honduras — 0.1%
Honduras Government International Bond
6.250%, 01/19/2027		326	353
5.625%, 06/24/2030 (A)		736	765
5.625%, 06/24/2030		299	311

			1,429

Hong Kong — 0.0%
NWD
4.125%, 07/18/2029		757	755

Hungary — 1.3%
Hungary Government Bond
6.750%, 10/22/2028 (C)	HUF	489,630	1,963
5.500%, 06/24/2025		338,870	1,210
4.000%, 04/28/2051		124,570	424
3.250%, 10/22/2031		794,110	2,588
3.000%, 10/27/2027		354,300	1,155
3.000%, 08/21/2030		326,430	1,046
3.000%, 10/27/2038		138,140	406
2.750%, 12/22/2026		910,960	2,938
2.250%, 04/20/2033		36,320	105
1.500%, 04/22/2026		188,890	580
Hungary Government International Bond
5.375%, 02/21/2023		$694	740
3.125%, 09/21/2051 (A)		1,983	1,953
2.125%, 09/22/2031 (A)		3,882	3,819
1.750%, 06/05/2035	EUR	265	322
1.500%, 11/17/2050		255	275

			19,524

India — 0.3%
Adani Electricity Mumbai
3.949%, 02/12/2030 (A)		$540	539
Export-Import Bank of India MTN
3.250%, 01/15/2030		1,060	1,075
2.250%, 01/13/2031		615	571

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Network i2i
5.650%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.277% (A)(F)		$275	$293
Power Finance MTN
3.950%, 04/23/2030 (A)		569	581
Vedanta Resources
7.125%, 05/31/2023		200	191
6.375%, 07/30/2022		350	349
Vedanta Resources Finance II
13.875%, 01/21/2024 (A)		286	309

			3,908

Indonesia — 7.2%
Indonesia Asahan Aluminium Persero
6.757%, 11/15/2048		257	330
5.800%, 05/15/2050 (A)(C)		1,165	1,362
5.710%, 11/15/2023 (A)		618	675
4.750%, 05/15/2025 (A)		240	261
Indonesia Government International Bond
9.000%, 03/15/2029	IDR	42,750,000	3,487
8.500%, 10/12/2035		$1,359	2,122
8.375%, 03/15/2024	IDR	20,173,000	1,538
8.375%, 04/15/2039		72,056,000	5,659
8.250%, 05/15/2029		68,743,000	5,408
8.250%, 06/15/2032		12,030,000	948
8.250%, 05/15/2036		70,055,000	5,467
8.125%, 05/15/2024		77,129,000	5,877
7.750%, 01/17/2038		$1,797	2,673
7.500%, 08/15/2032	IDR	26,770,000	2,000
7.500%, 05/15/2038		58,662,000	4,267
7.000%, 05/15/2022		40,233,000	2,876
7.000%, 05/15/2027		66,663,000	4,988
6.625%, 05/15/2033		24,323,000	1,705
6.125%, 05/15/2028		11,097,000	791
5.625%, 05/15/2023		1,885,000	135
5.250%, 01/08/2047 (A)		$170	212
3.500%, 01/11/2028		1,659	1,798
3.200%, 09/23/2061		873	812
3.050%, 03/12/2051 (C)		2,378	2,246
2.850%, 02/14/2030		3,196	3,299
2.150%, 07/28/2031		660	644
1.300%, 03/23/2034	EUR	514	581
1.100%, 03/12/2033		690	774
Indonesia Government International Bond MTN
5.250%, 01/17/2042		$2,985	3,623
5.125%, 01/15/2045		210	254
4.625%, 04/15/2043		605	685
3.750%, 06/14/2028	EUR	307	420
Indonesia Treasury Bond
8.750%, 05/15/2031	IDR	62,105,000	5,077
8.375%, 03/15/2034		117,065,000	9,255

SEI Institutional International Trust / Annual Report / September 30, 2021	57

SCHEDULE OF INVESTMENTS

September 30, 2021

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
7.500%, 06/15/2035	IDR	12,896,000	$953
7.500%, 04/15/2040		56,606,000	4,137
7.125%, 06/15/2042		1,189,000	84
7.000%, 09/15/2030		32,210,000	2,360
6.500%, 06/15/2025		58,731,000	4,309
6.500%, 02/15/2031		43,827,000	3,094
5.500%, 04/15/2026		60,500,000	4,273
Medco Bell Pte
6.375%, 01/30/2027 (A)		$466	470
Pertamina Persero
2.300%, 02/09/2031 (A)		1,375	1,310
Pertamina Persero MTN
6.450%, 05/30/2044		959	1,249
3.650%, 07/30/2029 (A)		1,035	1,106
Perusahaan Listrik Negara
1.875%, 11/05/2031 (A)	EUR	691	779
Perusahaan Listrik Negara MTN
6.150%, 05/21/2048 (A)		$657	812
6.150%, 05/21/2048		250	309
4.375%, 02/05/2050 (A)		265	266
Perusahaan Penerbit SBSN Indonesia III
4.325%, 05/28/2025		1,673	1,854
Perusahaan Perseroan Persero Perusahaan
Listrik Negara MTN
3.000%, 06/30/2030		565	564

			110,178

Iraq — 0.1%
Iraq International Bond
5.800%, 01/15/2028		1,340	1,291

Israel — 0.4%
Bank Leumi Le-Israel
3.275%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 1.631%, 01/29/2031 (A)		431	441
Leviathan Bond (A)
6.750%, 06/30/2030		394	435
6.500%, 06/30/2027 (C)		959	1,052
State of Israel
4.500%, 04/03/2120		3,121	3,918
2.500%, 01/15/2030		203	212

			6,058

Ivory Coast — 0.4%
Ivory Coast Government International Bond
6.875%, 10/17/2040	EUR	1,169	1,445
6.625%, 03/22/2048		2,469	2,872
6.625%, 03/22/2048		481	560
5.875%, 10/17/2031 (A)		205	248
5.750%, 12/31/2032		$850	850
5.250%, 03/22/2030	EUR	139	167

			6,142

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)

Jamaica — 0.1%
Digicel International Finance (A)
8.750%, 05/25/2024		$530	$549
8.750%, 05/25/2024		435	450

			999

Jordan — 0.2%
Jordan Government International Bond
7.375%, 10/10/2047		342	354
7.375%, 10/10/2047 (A)		228	236
5.850%, 07/07/2030 (A)		1,227	1,270
4.950%, 07/07/2025		1,100	1,147

			3,007

Kazakhstan — 1.3%
Development Bank of Kazakhstan JSC
4.125%, 12/10/2022		770	797
2.950%, 05/06/2031		530	533
2.950%, 05/06/2031 (A)		465	467
Kazakhstan Government International Bond
4.875%, 10/14/2044		510	625
4.875%, 10/14/2044 (A)		318	390
KazMunayGas National JSC
6.375%, 10/24/2048 (A)		1,166	1,498
5.750%, 04/19/2047 (A)		1,852	2,222
5.750%, 04/19/2047		63	75
5.375%, 04/24/2030 (A)		984	1,160
5.375%, 04/24/2030		3,728	4,394
3.500%, 04/14/2033		1,832	1,886
KazTransGas JSC
4.375%, 09/26/2027		1,205	1,326
4.375%, 09/26/2027 (A)		165	182
National Bank of Kazakhstan Notes (D)
9.259%, 03/25/2022	KZT	600,000	1,350
8.811%, 10/15/2021		415,221	972
Tengizchevroil Finance International
3.250%, 08/15/2030 (A)		$450	456
2.625%, 08/15/2025		1,071	1,092

			19,425

Kenya — 0.3%
Kenya Government International Bond
8.250%, 02/28/2048		1,154	1,246
8.250%, 02/28/2048 (A)		780	843
8.000%, 05/22/2032		639	706
7.000%, 05/22/2027		1,394	1,505
6.300%, 01/23/2034 (A)		854	842

			5,142

Kuwait — 0.1%
Meglobal Canada ULC MTN
5.875%, 05/18/2030 (A)		222	273

58	SEI Institutional International Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
NBK SPC
1.625%, VAR United States Secured Overnight Financing Rate + 1.050%, 09/15/2027 (A)		$680	$671
NBK Tier 1 Financing 2
4.500%, VAR USD Swap Semi 30/360 6 Yr Curr + 2.832% (A)(F)		513	529

			1,473

Lebanon — 0.3%
Lebanon Government International Bond
8.250%, 05/17/2034 (G)		7,412	1,199
8.200%, 05/17/2033 (G)		2,700	439
6.650%, 04/22/2024 (G)		2,250	369
6.000%, 01/27/2023 (G)		560	92
Lebanon Government International Bond MTN
8.250%, 04/12/2021 (G)		1,073	183
7.000%, 03/20/2028 (G)		2,048	328
6.850%, 05/25/2029 (G)		387	63
6.650%, 02/26/2030 (G)		1,925	317
6.600%, 11/27/2026 (G)		1,896	313
6.400%, 05/26/2023 (G)		1,555	256
6.375%, 10/31/2021 (G)		2,750	454
6.100%, 10/04/2022 (G)		2,290	378
6.100%, 10/04/2022 (G)		569	94

			4,485

Luxembourg — 0.0%
Millicom International Cellular
6.250%, 03/25/2029 (A)		403	441

Macau — 0.0%
Studio City Finance (A)
6.500%, 01/15/2028		371	364
6.000%, 07/15/2025		87	86

			450

Macedonia — 0.0%
North Macedonia Government International Bond
1.625%, 03/10/2028	EUR	296	334

Malaysia — 6.0%
1MDB Energy
5.990%, 05/11/2022		$1,000	1,023
1MDB Global Investments
4.400%, 03/09/2023		4,000	4,016
4.400%, 03/09/2023		7,400	7,429
Malaysia Government Bond
5.248%, 09/15/2028	MYR	1,050	282
4.935%, 09/30/2043		2,200	576
4.921%, 07/06/2048		1,768	464
4.642%, 11/07/2033		500	128

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
4.392%, 04/15/2026	MYR	3,480	$883
4.254%, 05/31/2035		8,927	2,210
4.232%, 06/30/2031		1,200	304
4.181%, 07/15/2024		20,513	5,113
4.065%, 06/15/2050		3,119	717
4.059%, 09/30/2024		8,576	2,134
3.955%, 09/15/2025		30,757	7,690
3.906%, 07/15/2026		16,854	4,210
3.900%, 11/30/2026		2,006	501
3.899%, 11/16/2027		3,026	751
3.885%, 08/15/2029		24,960	6,168
3.882%, 03/10/2022 (C)		4,459	1,075
3.828%, 07/05/2034		33,019	7,814
3.800%, 08/17/2023		31,953	7,886
3.795%, 09/30/2022		3,200	780
3.757%, 04/20/2023		14,611	3,584
3.757%, 05/22/2040		11,882	2,712
3.733%, 06/15/2028		19,541	4,787
3.502%, 05/31/2027		7,185	1,751
3.480%, 03/15/2023		9,914	2,419
3.478%, 06/14/2024		6,671	1,635
3.418%, 08/15/2022		10,450	2,533
2.632%, 04/15/2031		13,166	2,950
Malaysia Government Investment Issue
4.369%, 10/31/2028		1,200	306
4.119%, 11/30/2034		5,564	1,357
4.070%, 09/30/2026		6,500	1,639
Malaysia Wakala Sukuk
2.070%, 04/28/2031 (C)		$1,230	1,219
Petronas Capital MTN
4.550%, 04/21/2050		1,401	1,714
3.500%, 04/21/2030		819	886
2.480%, 01/28/2032		1,266	1,259

			92,905

Mexico — 6.5%
America Movil
7.125%, 12/09/2024	MXN	18,110	867
Banco Mercantil del Norte (A)(F)
7.500%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr + 5.470%		$476	530
6.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.967%		609	642
Banco Nacional de Comercio Exterior SNC
2.720%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 2.000%, 08/11/2031 (A)		1,833	1,840
Cemex (A)
5.450%, 11/19/2029		750	813

SEI Institutional International Trust / Annual Report / September 30, 2021	59

SCHEDULE OF INVESTMENTS

September 30, 2021

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
5.125%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.534% (F)		$200	$204
3.875%, 07/11/2031		572	572
Comision Federal de Electricidad
7.350%, 11/25/2025	MXN	39,785	1,868
5.750%, 02/14/2042 (A)		$500	546
4.750%, 02/23/2027 (A)		258	289
3.348%, 02/09/2031 (A)(C)		391	384
FEL Energy VI Sarl
5.750%, 12/01/2040 (A)		191	200
Industrias Penoles
5.650%, 09/12/2049 (A)		359	444
Mexican Bonos
8.000%, 11/07/2047	MXN	61,317	3,005
7.750%, 11/13/2042		76,027	3,658
7.500%, 06/03/2027		139,959	6,921
6.500%, 06/09/2022		8,698	426
5.750%, 03/05/2026		87,650	4,068
Mexican Bonos, Ser M20
10.000%, 12/05/2024 (C)		165,575	8,835
8.500%, 05/31/2029		81,760	4,257
8.000%, 12/07/2023		30,252	1,524
Mexican Bonos, Ser M30
8.500%, 11/18/2038		163,217	8,445
Mexican Udibonos
4.500%, 12/04/2025		31,312	1,662
3.500%, 11/16/2023		66,254	3,331
2.000%, 06/09/2022		34,395	1,678
Mexico City Airport Trust
5.500%, 07/31/2047 (A)		$715	730
Mexico Government International Bond
5.000%, 04/27/2051 (C)		1,632	1,790
4.750%, 04/27/2032		1,222	1,374
4.600%, 02/10/2048		394	406
4.280%, 08/14/2041		1,402	1,430
3.771%, 05/24/2061		434	385
2.659%, 05/24/2031		1,940	1,872
Mexico Government International Bond MTN
5.750%, 10/12/2110		1,716	1,952
4.750%, 03/08/2044		386	411
Minera Mexico
4.500%, 01/26/2050 (A)		627	694
Petroleos Mexicanos
9.500%, 09/15/2027		280	323
9.500%, 09/15/2027		169	195
7.690%, 01/23/2050		680	644
7.690%, 01/23/2050 (A)		427	404
7.470%, 11/12/2026	MXN	15,660	683
7.190%, 09/12/2024		45,182	2,091
6.950%, 01/28/2060		$574	502

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
6.950%, 01/28/2060 (A)		$864	$755
6.840%, 01/23/2030		2,693	2,782
6.625%, 06/15/2035		3,945	3,743
6.500%, 01/23/2029 (A)		785	807
6.500%, 06/02/2041		201	178
6.350%, 02/12/2048		981	829
6.350%, 02/12/2048		678	573
6.350%, 02/12/2048 (A)		430	363
5.950%, 01/28/2031		2,673	2,591
5.950%, 01/28/2031 (A)		540	523
5.950%, 01/28/2031		1,490	1,444
5.625%, 01/23/2046		253	203
5.350%, 02/12/2028		908	895
5.350%, 02/12/2028 (A)		279	275
Petroleos Mexicanos MTN
6.875%, 08/04/2026		713	775
6.750%, 09/21/2047		6,432	5,610
6.750%, 09/21/2047		553	482
4.875%, 02/21/2028	EUR	755	884
Poinsettia Finance
6.625%, 06/17/2031		$4,196	4,138

			100,745

Mongolia — 0.3%
Development Bank of Mongolia
7.250%, 10/23/2023 (A)		784	837
Mongolia Government International Bond
5.125%, 04/07/2026		381	400
3.500%, 07/07/2027		1,130	1,097
Mongolia Government International Bond MTN
8.750%, 03/09/2024		2,351	2,666

			5,000

Morocco — 0.3%
Morocco Government International Bond
5.500%, 12/11/2042		401	451
4.000%, 12/15/2050		1,049	957
3.000%, 12/15/2032		2,235	2,124
2.375%, 12/15/2027		745	729
OCP
3.750%, 06/23/2031 (A)		202	201

			4,462

Mozambique — 0.1%
Mozambique International Bond
5.000%, 9.000%, 09/15/2023, 09/15/2031 (A)(B)		1,839	1,582
5.000%, 09/15/2031		200	172

			1,754

Netherlands — 0.1%
Minejesa Capital BV (A)
5.625%, 08/10/2037		297	314

60	SEI Institutional International Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
4.625%, 08/10/2030	$386	$397
VEON Holdings BV
3.375%, 11/25/2027 (A)	549	556

		1,267

Nigeria — 0.8%
IHS Netherlands Holdco
8.000%, 09/18/2027 (A)	299	319
Nigeria Government International Bond
9.248%, 01/21/2049	322	350
8.747%, 01/21/2031	628	688
8.747%, 01/21/2031 (A)	535	586
7.875%, 02/16/2032 (A)	723	751
7.875%, 02/16/2032 (C)	3,315	3,444
7.696%, 02/23/2038	2,619	2,590
7.696%, 02/23/2038 (A)	601	594
Nigeria Government International Bond MTN
8.250%, 09/28/2051 (A)	970	977
7.375%, 09/28/2033	616	621
7.375%, 09/28/2033 (A)	271	273
6.500%, 11/28/2027 (A)	667	691
6.500%, 11/28/2027	130	135
6.125%, 09/28/2028 (A)	665	667

		12,686

Oman — 1.0%
Oman Government International Bond
7.375%, 10/28/2032 (A)	701	798
7.000%, 01/25/2051 (A)	448	454
7.000%, 01/25/2051	200	203
6.750%, 10/28/2027	3,535	3,929
6.750%, 01/17/2048	3,429	3,390
6.750%, 01/17/2048 (A)	1,089	1,077
6.250%, 01/25/2031 (A)	954	1,020
6.250%, 01/25/2031	793	847
4.750%, 06/15/2026	900	922
Oman Government International Bond MTN
6.000%, 08/01/2029 (A)	1,051	1,105
6.000%, 08/01/2029	392	412
4.875%, 02/01/2025 (A)	717	745
OQ SAOC MTN
5.125%, 05/06/2028 (A)	273	276
Oryx Funding Ltd
5.800%, 02/03/2031 (A)	204	216

		15,394

Pakistan — 0.4%
Pakistan Government International Bond
8.250%, 09/30/2025	1,000	1,084
7.875%, 03/31/2036	200	196
6.875%, 12/05/2027	749	753

Description	Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Pakistan Government International Bond MTN
8.875%, 04/08/2051	$396	$398
6.000%, 04/08/2026 (A)	462	459
6.000%, 04/08/2026	2,441	2,426
Third Pakistan International Sukuk
5.500%, 10/13/2021	737	736

		6,052

Panama — 1.3%
Aeropuerto Internacional de Tocumen
5.125%, 08/11/2061 (A)	311	326
AES Panama Generation Holdings SRL
4.375%, 05/31/2030 (A)	492	507
Banco Nacional de Panama
2.500%, 08/11/2030 (A)	791	759
C&W Senior Financing DAC
7.500%, 10/15/2026 (A)	677	702
Cable Onda
4.500%, 01/30/2030 (A)	208	218
Empresa de Transmision Electrica
5.125%, 05/02/2049 (A)	635	710
Panama Bonos del Tesoro
3.362%, 06/30/2031	1,453	1,464
Panama Government International Bond
4.500%, 04/16/2050	1,825	1,986
2.252%, 09/29/2032	7,345	6,910
Republic of Panama
9.375%, 04/01/2029	804	1,169
8.125%, 04/28/2034	478	691
4.500%, 04/01/2056	444	483
3.870%, 07/23/2060	1,290	1,261
3.750%, 03/16/2025	1,109	1,190
3.160%, 01/23/2030	1,762	1,814

		20,190

Papua New Guinea — 0.0%
Papua New Guinea Government International Bond
8.375%, 10/04/2028	282	284
8.375%, 10/04/2028 (A)	275	276

		560

Paraguay — 0.3%
Bioceanico Sovereign Certificate Ltd
2.471%, 06/05/2034 (D)	1,666	1,254
Paraguay Government International Bond
6.100%, 08/11/2044	1,010	1,230
5.400%, 03/30/2050	571	655
4.950%, 04/28/2031 (C)	880	992
2.739%, 01/29/2033	674	647

		4,778

SEI Institutional International Trust / Annual Report / September 30, 2021	61

SCHEDULE OF INVESTMENTS

September 30, 2021

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)

Peru — 2.5%
Abengoa Transmision Sur
6.875%, 04/30/2043 (A)		$263	$340
Fondo MIVIVIENDA
7.000%, 02/14/2024 (A)	PEN	3,704	916
Inkia Energy
5.875%, 11/09/2027 (A)		$359	374
Kallpa Generacion (A)
4.875%, 05/24/2026		263	281
4.125%, 08/16/2027		936	976
Peru Government Bond
6.950%, 08/12/2031	PEN	1,700	426
5.350%, 08/12/2040		708	136
5.200%, 09/12/2023		800	200
Peruvian Government International Bond
8.200%, 08/12/2026		15	4
8.200%, 08/12/2026		3,397	925
6.950%, 08/12/2031		154	39
6.950%, 08/12/2031		18,487	4,635
6.900%, 08/12/2037		1,944	450
6.850%, 02/12/2042		613	139
6.350%, 08/12/2028		5,940	1,484
6.350%, 08/12/2028		1,513	378
6.150%, 08/12/2032		16,603	3,892
5.940%, 02/12/2029		1,918	466
5.700%, 08/12/2024 (A)		4,932	1,235
5.400%, 08/12/2034		1,243	259
5.400%, 08/12/2034		9,985	2,083
3.300%, 03/11/2041		$568	550
3.230%, 07/28/2121		2,706	2,242
2.844%, 06/20/2030		173	174
2.783%, 01/23/2031		2,887	2,857
1.862%, 12/01/2032		1,585	1,439
1.250%, 03/11/2033	EUR	2,088	2,331
Petroleos del Peru
5.625%, 06/19/2047 (A)		$917	916
5.625%, 06/19/2047		4,678	4,673
4.750%, 06/19/2032 (A)		1,201	1,237
4.750%, 06/19/2032		754	777
Republic of Peru
8.750%, 11/21/2033		490	757
3.750%, 03/01/2030	EUR	200	275

			37,866

Philippines — 0.8%
Philippine Government International Bond
5.000%, 01/13/2037		$519	640
3.900%, 11/26/2022	PHP	45,000	887
3.700%, 03/01/2041		$714	754
3.200%, 07/06/2046		1,971	1,936
3.000%, 02/01/2028		262	279
2.950%, 05/05/2045		309	294
2.650%, 12/10/2045		1,071	978

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
1.950%, 01/06/2032		$3,849	$3,715
1.750%, 04/28/2041	EUR	402	464
1.648%, 06/10/2031 (C)		$1,928	1,833

			11,780

Poland — 1.4%
Republic of Poland Government Bond
5.000%, 03/23/2022		1,871	1,911
3.250%, 07/25/2025	PLN	9,426	2,554
2.750%, 04/25/2028		1,358	364
2.750%, 10/25/2029		9,711	2,590
2.500%, 04/25/2024		8,185	2,145
2.500%, 07/25/2026		11,319	2,996
2.500%, 07/25/2027		4,898	1,296
1.250%, 10/25/2030		25,552	6,010
0.250%, 10/25/2026		10,120	2,392

			22,258

Qatar — 1.3%
Ooredoo International Finance MTN
2.625%, 04/08/2031 (A)		$363	370
Qatar Government International Bond
5.103%, 04/23/2048 (A)		1,353	1,794
5.103%, 04/23/2048		567	752
4.817%, 03/14/2049 (A)		1,036	1,331
4.817%, 03/14/2049 (C)		2,837	3,644
4.400%, 04/16/2050 (A)		2,071	2,524
4.000%, 03/14/2029 (A)		985	1,119
4.000%, 03/14/2029		267	303
3.750%, 04/16/2030		1,557	1,753
Qatar Petroleum
3.300%, 07/12/2051 (A)		1,635	1,651
3.125%, 07/12/2041 (A)		912	912
3.125%, 07/12/2041		474	474
2.250%, 07/12/2031 (A)		3,226	3,195
State of Qatar
6.400%, 01/20/2040 (A)		547	800

			20,622

Romania — 1.6%
Romania Government Bond
5.850%, 04/26/2023	RON	1,720	420
4.850%, 04/22/2026		1,945	477
4.750%, 10/11/2034		870	207
4.400%, 09/25/2023		790	190
4.150%, 01/26/2028		8,360	1,995
4.150%, 10/24/2030		670	157
4.000%, 10/25/2023		3,430	818
3.650%, 07/28/2025		13,645	3,207
3.650%, 09/24/2031		5,510	1,208
3.250%, 06/24/2026		2,360	544
Romanian Government International Bond
5.000%, 02/12/2029		8,095	1,989
4.250%, 06/28/2023		2,730	652

62	SEI Institutional International Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
4.000%, 02/14/2051		$438	$436
3.000%, 02/14/2031 (C)		1,210	1,234
2.750%, 04/14/2041 (A)	EUR	623	670
Romanian Government International Bond MTN
6.750%, 02/07/2022		$988	1,008
6.125%, 01/22/2044 (A)		468	612
4.625%, 04/03/2049	EUR	1,419	1,923
4.125%, 03/11/2039		613	792
3.875%, 10/29/2035		550	714
3.375%, 02/08/2038 (A)		241	290
3.375%, 01/28/2050		2,100	2,392
2.875%, 04/13/2042		297	321
2.500%, 02/08/2030 (A)		657	796
2.124%, 07/16/2031		158	183
2.000%, 01/28/2032		40	45
2.000%, 04/14/2033		530	586

			23,866

Russia — 5.5%
Gazprom OAO Via Gaz Capital (A)
5.150%, 02/11/2026		$2,673	2,978
4.950%, 02/06/2028		640	707
Gazprom PJSC via Gaz Finance
4.599%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 4.264% (A)(F)		774	805
Gtlk Europe Capital DAC
4.650%, 03/10/2027		596	623
GTLK Europe Capital DAC
4.949%, 02/18/2026		718	764
Rusal Capital DAC
5.125%, 02/02/2022		860	864
Russian Federal Bond - OFZ
8.500%, 09/17/2031	RUB	128,684	1,931
8.150%, 02/03/2027		821,910	11,790
7.950%, 10/07/2026		267,449	3,798
7.700%, 03/23/2033		151,607	2,151
7.700%, 03/16/2039		54,617	775
7.650%, 04/10/2030		7,375	105
7.250%, 05/10/2034		100,213	1,365
7.100%, 10/16/2024		107,422	1,476
7.050%, 01/19/2028		508,555	6,951
7.000%, 08/16/2023		219,831	3,016
7.000%, 07/30/2036		86,250	1,136
6.900%, 05/23/2029		403,763	5,467
6.900%, 07/23/2031		551,191	7,362
6.000%, 10/06/2027		16,284	212
4.500%, 07/16/2025		914,186	11,470
Russian Federal Inflation Linked Bond
2.500%, 07/17/2030		312,397	4,144
Russian Foreign Bond - Eurobond
7.500%, 03/31/2030		$1	1

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
5.250%, 06/23/2047 (C)		$1,000	$1,266
5.100%, 03/28/2035		4,000	4,786
4.375%, 03/21/2029 (C)		6,800	7,700
Vnesheconombank Via VEB Finance
6.800%, 11/22/2025		580	681
6.800%, 11/22/2025 (A)		150	176

			84,500

Saudi Arabia — 1.2%
Global Sukuk
1.602%, 06/17/2026		1,680	1,670
Saudi Arabian Oil MTN
4.250%, 04/16/2039 (A)		920	1,032
4.250%, 04/16/2039		160	179
Saudi Government International Bond
5.250%, 01/16/2050 (A)		869	1,124
5.250%, 01/16/2050		680	880
4.375%, 04/16/2029 (A)		1,514	1,743
Saudi Government International Bond MTN
5.000%, 04/17/2049 (A)		200	249
4.625%, 10/04/2047 (A)		390	458
4.500%, 04/17/2030 (A)		463	542
4.500%, 10/26/2046		580	669
4.500%, 10/26/2046 (A)		663	765
4.000%, 04/17/2025		2,038	2,229
3.250%, 10/26/2026 (A)		1,884	2,030
3.250%, 10/22/2030		1,567	1,677
3.250%, 10/22/2030 (A)		1,286	1,376
2.250%, 02/02/2033 (A)		1,199	1,166

			17,789

Senegal — 0.1%
Senegal Government International Bond
6.750%, 03/13/2048		1,622	1,637
5.375%, 06/08/2037	EUR	268	306
5.375%, 06/08/2037 (A)		152	174
4.750%, 03/13/2028 (A)		113	136

			2,253

Serbia — 0.3%
Serbia International Bond
3.125%, 05/15/2027		320	407
2.125%, 12/01/2030		$917	858
1.650%, 03/03/2033	EUR	270	297
1.500%, 06/26/2029		903	1,032
Serbia International Bond MTN
2.050%, 09/23/2036		491	534
Serbia Treasury Bonds
5.875%, 02/08/2028	RSD	38,770	448
4.500%, 01/11/2026		27,640	293

			3,869

SEI Institutional International Trust / Annual Report / September 30, 2021	63

SCHEDULE OF INVESTMENTS

September 30, 2021

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)

South Africa — 5.7%
Bidvest Group UK PLC
3.625%, 09/23/2026 (A)		$344	$344
Eskom Holdings SOC
7.125%, 02/11/2025 (A)		2,948	3,065
4.314%, 07/23/2027		253	248
Eskom Holdings SOC MTN
8.450%, 08/10/2028 (A)		353	390
7.500%, 09/15/2033	ZAR	35,200	1,739
6.750%, 08/06/2023 (A)		$1,063	1,096
6.750%, 08/06/2023		846	872
Republic of South Africa
10.500%, 12/21/2026	ZAR	157,533	11,756
9.000%, 01/31/2040		62,829	3,568
8.875%, 02/28/2035		161,894	9,560
8.750%, 01/31/2044		126,009	6,907
8.750%, 02/28/2048		163,191	8,925
8.500%, 01/31/2037		232,316	12,934
8.250%, 03/31/2032		86,525	5,142
8.000%, 01/31/2030		40,088	2,476
7.000%, 02/28/2031		51,041	2,855
6.500%, 02/28/2041		23,055	1,000
6.300%, 06/22/2048		$1,464	1,508
6.250%, 03/31/2036	ZAR	70,195	3,224
5.875%, 09/16/2025		$790	885
5.750%, 09/30/2049		3,793	3,613
5.650%, 09/27/2047		946	900
5.000%, 10/12/2046		357	316
4.850%, 09/27/2027		682	714
4.850%, 09/30/2029		2,362	2,427
Sasol Financing USA
6.500%, 09/27/2028		360	397
4.375%, 09/18/2026		351	356
SASOL Financing USA
5.875%, 03/27/2024		442	466

			87,683

South Korea — 0.2%
Export-Import Bank of Korea MTN
8.400%, 11/30/2021	IDR	22,400,000	1,573
7.250%, 12/07/2024		700,000	52
Korea International Bond
1.000%, 09/16/2030		$791	746

			2,371

Spain — 0.1%
AI Candelaria Spain SLU
7.500%, 12/15/2028 (A)		975	1,058

Sri Lanka — 0.7%
Sri Lanka Government International Bond
7.850%, 03/14/2029		1,598	968
7.550%, 03/28/2030		3,079	1,865

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
6.850%, 03/14/2024		$512	$324
6.850%, 11/03/2025		1,339	835
6.825%, 07/18/2026 (A)		909	567
6.825%, 07/18/2026		500	312
6.750%, 04/18/2028		3,312	2,005
6.750%, 04/18/2028 (A)		5,097	3,086
6.350%, 06/28/2024 (A)		864	548
6.200%, 05/11/2027		1,186	718

			11,228

Supra-National — 0.6%
Africa Finance
2.875%, 04/28/2028 (A)		1,679	1,689
African Export-Import Bank
3.798%, 05/17/2031 (A)		200	207
African Export-Import Bank MTN
3.994%, 09/21/2029 (A)		363	383
Banque Ouest Africaine de Developpement
5.000%, 07/27/2027 (A)		865	969
4.700%, 10/22/2031 (A)		683	750
4.700%, 10/22/2031		280	307
European Bank for Reconstruction & Development MTN
6.450%, 12/13/2022	IDR	9,486,000	678
5.200%, 05/28/2024		11,593,600	817
Inter-American Development Bank MTN
7.875%, 03/14/2023		44,650,000	3,264

			9,064

Tanzania — 0.0%
AngloGold Ashanti Holdings
3.750%, 10/01/2030		$229	235

Thailand — 2.2%
Thailand Government Bond
5.670%, 03/13/2028	THB	3,000	112
3.775%, 06/25/2032		181,773	6,295
3.650%, 06/20/2031		78,000	2,668
3.625%, 06/16/2023		30,000	932
3.400%, 06/17/2036		193,984	6,449
3.300%, 06/17/2038		92,472	3,034
2.875%, 12/17/2028		62,796	2,025
2.875%, 06/17/2046		3,431	105
2.400%, 12/17/2023		88,000	2,704
2.125%, 12/17/2026		15,000	467
2.000%, 12/17/2031		66,700	1,985
1.875%, 06/17/2022		20,000	597
1.600%, 12/17/2029		7,000	205
1.600%, 06/17/2035		27,023	737
1.450%, 12/17/2024		85,200	2,573
1.250%, 03/12/2028		59,042	1,725
0.950%, 06/17/2025		67,000	1,990

			34,603

64	SEI Institutional International Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)

Trinidad & Tobago — 0.0%
Trinidad & Tobago Government International Bond
4.500%, 08/04/2026		$482	$507

Tunisia — 0.3%
Banque Centrale de Tunisie
5.750%, 01/30/2025 (A)		786	664
Banque Centrale de Tunisie International Bond
6.375%, 07/15/2026 (A)	EUR	1,448	1,401
6.375%, 07/15/2026		622	602
5.750%, 01/30/2025		$200	169
5.625%, 02/17/2024	EUR	1,105	1,082

			3,918

Turkey — 2.0%
Aydem Yenilenebilir Enerji
7.750%, 02/02/2027 (A)		$655	638
Export Credit Bank of Turkey (A)
6.125%, 05/03/2024		247	253
5.375%, 10/24/2023		1,033	1,055
Hazine Mustesarligi Varlik Kiralama (A)
5.800%, 02/21/2022		1,479	1,498
5.125%, 06/22/2026		855	845
QNB Finansbank
6.875%, 09/07/2024 (A)		613	662
TC Ziraat Bankasi MTN
5.125%, 05/03/2022 (A)		1,063	1,076
Turkey Government Bond
12.600%, 10/01/2025	TRY	34,229	3,283
11.700%, 11/13/2030		4,073	334
9.000%, 05/04/2022		3,294	354
Turkey Government International Bond
10.600%, 02/11/2026		13,916	1,229
7.250%, 12/23/2023		$1,061	1,128
6.875%, 03/17/2036		2,482	2,408
6.500%, 09/20/2033		3,685	3,534
6.375%, 10/14/2025		200	205
6.350%, 08/10/2024		294	304
6.000%, 01/14/2041		558	483
5.950%, 01/15/2031		2,756	2,606
5.875%, 06/26/2031		1,788	1,678
5.750%, 03/22/2024		200	204
5.750%, 05/11/2047		69	57
5.125%, 02/17/2028		242	229
4.875%, 10/09/2026		1,017	974
4.750%, 01/26/2026		3,813	3,682
Turkiye Sise ve Cam Fabrikalari
6.950%, 03/14/2026 (A)		500	548
Turkiye Vakiflar Bankasi TAO
6.500%, 01/08/2026 (A)		379	385

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Ulker Biskuvi Sanayi
6.950%, 10/30/2025		$871	$923
Yapi ve Kredi Bankasi MTN
5.850%, 06/21/2024 (A)(C)		429	438

			31,013

Uganda — 0.4%
Republic of Uganda Government Bonds
17.000%, 01/16/2025	UGX	440,400	145
17.000%, 04/03/2031		8,683,400	2,926
16.375%, 03/04/2032		1,427,900	465
16.250%, 11/08/2035		1,123,900	360
16.000%, 05/06/2027		2,226,000	739
14.250%, 06/22/2034		5,311,800	1,548
10.000%, 09/07/2023		1,112,600	313

			6,496

Ukraine — 1.9%
NAK Naftogaz Ukraine via Kondor Finance
7.625%, 11/08/2026 (A)		$990	985
7.125%, 07/19/2024	EUR	720	842
State Agency of Roads of Ukraine
6.250%, 06/24/2028 (A)		$2,131	2,108
Ukraine Government International Bond
17.000%, 05/11/2022	UAH	71,848	2,789
15.840%, 02/26/2025		66,553	2,659
9.750%, 11/01/2028		$751	881
7.750%, 09/01/2024 (A)		131	142
7.750%, 09/01/2025 (A)		2,103	2,285
7.750%, 09/01/2026		1,905	2,066
7.750%, 09/01/2026 (A)		169	183
7.750%, 09/01/2027 (A)		223	242
7.750%, 09/01/2027		1,804	1,954
7.375%, 09/25/2032		3,520	3,604
7.253%, 03/15/2033		724	733
7.253%, 03/15/2033 (A)		297	301
6.876%, 05/21/2029 (A)		281	285
6.876%, 05/21/2029		3,069	3,110
6.750%, 06/20/2026	EUR	1,299	1,633
3.000%, 05/31/2040 (A)		$2,206	2,406
1.258%, 05/31/2040		410	447
Ukreximbank Via Biz Finance
9.750%, 01/22/2025		238	256

			29,911

United Arab Emirates — 1.5%
Abu Dhabi Crude Oil Pipeline
4.600%, 11/02/2047 (A)		3,507	4,135
4.600%, 11/02/2047		330	389
3.650%, 11/02/2029 (A)		207	230
Abu Dhabi Government International Bond
4.125%, 10/11/2047 (A)		591	698

SEI Institutional International Trust / Annual Report / September 30, 2021	65

SCHEDULE OF INVESTMENTS

September 30, 2021

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Abu Dhabi Government International Bond MTN
3.875%, 04/16/2050		$260	$297
3.000%, 09/15/2051 (A)		1,576	1,545
3.000%, 09/15/2051		720	706
1.875%, 09/15/2031 (A)		941	918
1.625%, 06/02/2028		1,152	1,142
DAE Funding LLC
3.375%, 03/20/2028 (A)		550	567
DP World MTN (A)
6.850%, 07/02/2037		210	280
5.625%, 09/25/2048		439	541
4.700%, 09/30/2049		134	147
DP World Crescent MTN
4.848%, 09/26/2028		475	541
DP World Salaam
6.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.750% (F)		877	960
Emirate of Dubai Government International Bonds MTN
5.250%, 01/30/2043		490	557
Finance Department Government of Sharjah MTN
4.000%, 07/28/2050 (A)		1,627	1,447
Galaxy Pipeline Assets Bidco
2.940%, 09/30/2040 (A)		593	592
2.940%, 09/30/2040		3,622	3,615
2.625%, 03/31/2036 (A)		580	571
2.160%, 03/31/2034		1,660	1,629
MDC-GMTN BV MTN
4.500%, 11/07/2028 (A)		548	639
MDGH - GMTN BV MTN
3.950%, 05/21/2050		200	227
Sharjah Sukuk Program MTN
3.854%, 04/03/2026		359	382

			22,755

United Kingdom — 0.2%
Standard Chartered Bank MTN (A)
8.375%, 10/18/2039	IDR	20,797,000	1,633
8.250%, 05/18/2029		14,336,000	1,128

			2,761

United States — 0.5%
JPMorgan Chase Bank MTN (A)
7.500%, 06/15/2035		41,500,000	3,068
7.000%, 09/18/2030 (E)		57,637,000	4,222
Sagicor Financial
5.300%, 05/13/2028 (A)		$520	545

			7,835

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)

Uruguay — 0.6%
Republic of Uruguay
5.100%, 06/18/2050		$350	$445
Uruguay Government International Bond
9.875%, 06/20/2022	UYU	13,061	310
4.975%, 04/20/2055		$446	558
4.375%, 10/27/2027		1,819	2,085
4.375%, 01/23/2031 (C)		4,405	5,093

			8,491

Uzbekistan — 0.2%
Republic of Uzbekistan Bond MTN
5.375%, 02/20/2029		833	906
3.700%, 11/25/2030 (A)		205	198
Republic of Uzbekistan International Bond
3.900%, 10/19/2031 (A)		1,363	1,326
Uzauto Motors AJ
4.850%, 05/04/2026 (A)		727	720

			3,150

Venezuela — 0.2%
Petroleos de Venezuela (G)
9.750%, 05/17/2035		1,000	58
9.000%, 11/17/2021 (C)		4,300	247
6.000%, 05/16/2024		10,192	586
6.000%, 05/16/2024		7,785	448
6.000%, 11/15/2026		13,215	760
5.500%, 04/12/2037		1,740	97
5.375%, 04/12/2027		4,563	262
Venezuela Government International Bond(G)
9.250%, 09/15/2027		2,300	244
9.250%, 05/07/2028		2,941	313
8.250%, 10/13/2024		3,304	350
7.750%, 10/13/2019		3,976	408

			3,773

Vietnam — 0.1%
Mong Duong Finance Holdings BV
5.125%, 05/07/2029 (A)		1,111	1,106

Zambia — 0.9%
First Quantum Minerals (A)
7.500%, 04/01/2025		404	414
6.875%, 03/01/2026		403	419
6.875%, 10/15/2027		529	559
Zambia Government Bond
13.000%, 08/29/2026	ZMW	1,375	61
13.000%, 12/18/2027		5,630	228
13.000%, 01/25/2031		30,744	1,032
11.000%, 01/25/2026		18,620	790
11.000%, 06/28/2026		78,885	3,242
10.000%, 06/28/2024		66,325	3,105

66	SEI Institutional International Trust / Annual Report / September 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
Zambia Government International Bond
8.970%, 07/30/2027	$1,821	$1,405
5.375%, 09/20/2022 (G)	3,087	2,313
5.375%, 09/20/2022 (A)	299	224

		13,792

Total Global Bonds
(Cost $1,504,278) ($ Thousands)		1,455,768

Description	Shares	Market Value ($ Thousands)

AFFILIATED PARTNERSHIP — 3.3%

SEI Liquidity Fund, L.P.
0.010% **†(H)	51,011,398	$51,021

Total Affiliated Partnership (Cost $51,020) ($ Thousands)		51,021

Total Investments in Securities — 97.7% (Cost $1,555,298) ($ Thousands)		$1,506,789

A list of the open futures contracts held by the Fund at September 30, 2021, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
R2040 Bond Future	229	Nov-2021	$1,336	$1,333	$19
R213 Bond Future	837	Nov-2021	4,843	4,741	(23)
U.S. 2-Year Treasury Note	14	Jan-2022	3,083	3,081	(2)
U.S. 5-Year Treasury Note	93	Jan-2022	11,470	11,415	(55)
U.S. 10-Year Treasury Note	22	Dec-2021	2,924	2,895	(29)
U.S. Ultra Long Treasury Bond	55	Dec-2021	10,888	10,508	(380)

			34,544	33,973	(470)

Short Contracts
Euro-Bob	(38)	Dec-2021	$(6,110)	$(5,942)	$36
Euro-Bund	(63)	Dec-2021	(12,896)	(12,399)	201
Euro-Buxl	(37)	Dec-2021	(9,207)	(8,719)	279
Korea 10-Year Bond	(14)	Dec-2021	(1,508)	(1,469)	23

			(29,721)	(28,529)	539

			$4,823	$5,444	$69

A list of the open forward foreign currency contracts held by the Fund at September 30, 2021, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	10/04/21	USD	622	EUR	526	$(12)
Barclays PLC	10/04/21 - 12/15/21	EUR	4,800	USD	5,672	104
Barclays PLC	10/20/21 - 12/22/21	USD	14,260	TRY	126,845	(446)
Barclays PLC	12/15/21	USD	2,950	HUF	873,710	(137)
Barclays PLC	12/15/21	USD	3,232	CLP	2,554,245	(106)
Barclays PLC	12/15/21	USD	10,503	RUB	780,448	75
Barclays PLC	12/15/21	USD	10,595	PLN	40,788	(324)
Barclays PLC	12/22/21	TRY	21,114	USD	2,331	48
Barclays PLC	12/15/21 - 12/22/21	TRY	43,773	USD	4,724	(20)
Brown Brothers Harriman	10/08/21	USD	1,984	CNY	12,826	1
Citi	11/03/21	USD	7,907	BRL	41,826	(266)
Citigroup	12/15/21	USD	495	ZAR	7,542	1
Citigroup	10/01/21 - 12/15/21	USD	2,957	ZAR	43,329	(81)
Citigroup	10/01/21 - 10/27/21	USD	4,437	KRW	5,207,792	(38)
Citigroup	10/01/21	KRW	2,783,176	USD	2,357	6
Citigroup	10/12/21	KRW	1,401,713	USD	1,181	(3)
Citigroup	10/04/21 - 12/15/21	USD	2,205	EUR	1,878	(27)
Citigroup	10/04/21 - 12/03/21	EUR	14,693	USD	17,431	387

SEI Institutional International Trust / Annual Report / September 30, 2021	67

SCHEDULE OF INVESTMENTS

September 30, 2021

Emerging Markets Debt Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	10/06/21	EUR	580	RON	2,891	$5
Citigroup	06/30/22	EUR	348	RON	1,762	–
Citigroup	10/06/21 - 01/13/22	EGP	145,398	USD	9,026	(117)
Citigroup	12/15/21	CNY	101,279	USD	15,607	6
Citigroup	10/08/21	CNY	3,282	USD	505	(3)
Citigroup	10/15/21	USD	1,190	THB	40,279	–
Citigroup	12/15/21 - 12/28/21	USD	3,727	THB	122,355	(111)
Citigroup	10/15/21 - 12/15/21	USD	7,248	IDR	103,932,148	(17)
Citigroup	10/15/21 - 10/25/21	THB	80,975	USD	2,442	49
Citigroup	10/25/21	USD	2,443	SGD	3,304	(9)
Citigroup	11/15/21 - 12/03/21	IDR	26,446,390	USD	1,828	(11)
Citigroup	12/09/21	USD	1,372	UAH	38,652	59
Citigroup	12/13/21	USD	996	INR	73,914	(7)
Citigroup	12/15/21	EUR	1,014	CZK	25,951	8
Citigroup	12/15/21	USD	588	RUB	43,468	1
Citigroup	12/15/21	USD	661	RUB	48,694	(1)
Citigroup	12/15/21	USD	1,280	MXN	25,897	(34)
Citigroup	12/15/21	EUR	506	HUF	182,921	1
Citigroup	12/15/21	EUR	1,309	HUF	456,706	(49)
Citigroup	12/15/21	USD	1,994	CLP	1,585,130	(54)
Citigroup	12/15/21	RON	3,116	USD	742	15
Citigroup	12/15/21	EUR	6,136	PLN	27,794	(122)
Citigroup	12/15/21	USD	6,826	PEN	28,096	(22)
Citigroup	12/15/21	PEN	878	USD	213	–
Citigroup	12/15/21	PEN	11,854	USD	2,862	(8)
Citigroup	12/15/21	USD	14,012	PLN	53,794	(465)
Citigroup	12/15/21	ZAR	63,682	USD	4,437	246
Citigroup	12/15/21	CLP	927,675	USD	1,167	32
Citigroup	12/15/21	COP	34,097,344	USD	8,845	(62)
Deutsche Bank	10/04/21	EUR	458	USD	542	11
Deutsche Bank	10/04/21	USD	611	EUR	521	(7)
Deutsche Bank	12/28/21	USD	326	THB	11,006	(1)
Goldman Sachs	10/01/21	USD	1,681	ZAR	24,795	(34)
Goldman Sachs	10/01/21	ZAR	61,090	USD	4,242	181
Goldman Sachs	10/04/21	USD	496	EUR	418	(11)
Goldman Sachs	10/06/21	EUR	2,111	RON	10,507	14
Goldman Sachs	04/06/22	EUR	4,311	RON	21,656	(1)
Goldman Sachs	10/20/21	PHP	61,710	USD	1,233	26
Goldman Sachs	10/21/21	THB	47,055	USD	1,415	24
Goldman Sachs	10/25/21	CNY	5,083	USD	787	1
Goldman Sachs	11/03/21	USD	6,028	BRL	31,225	(323)
Goldman Sachs	11/03/21 - 12/02/21	BRL	77,880	USD	14,639	477
Goldman Sachs	11/03/21	BRL	1,759	USD	320	(1)
Goldman Sachs	11/15/21	IDR	20,311,979	USD	1,396	(18)
Goldman Sachs	12/03/21	USD	241	IDR	3,468,446	–
Goldman Sachs	12/15/21	EUR	879	USD	1,020	–
Goldman Sachs	12/15/21	USD	1,288	RUB	94,743	(4)
Goldman Sachs	12/15/21	USD	1,503	PEN	6,181	(6)
Goldman Sachs	12/15/21	EUR	2,097	CZK	53,514	8
Goldman Sachs	12/15/21	EUR	1,719	CZK	43,660	(2)

68	SEI Institutional International Trust / Annual Report / September 30, 2021

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	12/15/21	USD	6,265	PLN	24,119	$(191)
Goldman Sachs	12/15/21	USD	9,644	TWD	265,264	(70)
Goldman Sachs	12/15/21	USD	9,732	CZK	209,627	(164)
Goldman Sachs	12/15/21	USD	15,909	SGD	21,330	(196)
Goldman Sachs	12/15/21	USD	16,874	MXN	339,895	(506)
Goldman Sachs	12/15/21	MXN	29,723	USD	1,472	41
Goldman Sachs	12/15/21	RUB	335,474	USD	4,499	(48)
Goldman Sachs	12/15/21	CLP	858,459	USD	1,080	30
Goldman Sachs	12/16/21 - 02/16/22	USD	2,505	UAH	70,529	80
Goldman Sachs	12/22/21	TRY	10,826	USD	1,176	6
Goldman Sachs	01/21/22	EUR	2,541	PLN	11,770	12
Goldman Sachs	06/30/22	RON	3,350	EUR	663	1
Goldman Sachs	06/30/22	RON	708	EUR	140	–
JPMorgan Chase Bank	11/15/21	USD	57	ZAR	865	1
JPMorgan Chase Bank	10/01/21 - 12/15/21	USD	7,827	ZAR	115,665	(180)
JPMorgan Chase Bank	10/01/21 - 10/18/21	ZAR	327,300	USD	22,620	901
JPMorgan Chase Bank	10/01/21 - 11/15/21	ZAR	39,621	USD	2,600	(33)
JPMorgan Chase Bank	10/14/21 - 12/01/21	USD	4,095	MYR	17,200	12
JPMorgan Chase Bank	10/04/21	USD	2,237	MYR	9,347	(4)
JPMorgan Chase Bank	10/04/21 - 01/28/22	EUR	13,216	USD	15,557	217
JPMorgan Chase Bank	11/03/21	EUR	307	USD	356	–
JPMorgan Chase Bank	10/04/21 - 01/28/22	USD	20,018	EUR	16,985	(332)
JPMorgan Chase Bank	10/22/21 - 11/03/21	IDR	221,725,534	USD	15,502	29
JPMorgan Chase Bank	10/04/21 - 11/08/21	IDR	84,342,373	USD	5,876	(13)
JPMorgan Chase Bank	10/06/21 - 06/30/22	EUR	2,897	RON	14,539	14
JPMorgan Chase Bank	10/08/21 - 12/08/21	USD	21,459	CNY	139,534	60
JPMorgan Chase Bank	10/25/21	CNY	224	USD	35	–
JPMorgan Chase Bank	10/08/21 - 10/29/21	CNY	40,968	USD	6,317	(21)
JPMorgan Chase Bank	10/12/21	USD	1,226	KRW	1,431,906	(17)
JPMorgan Chase Bank	10/13/21	USD	56	PEN	231	(1)
JPMorgan Chase Bank	10/13/21 - 10/26/21	PEN	7,435	USD	1,808	6
JPMorgan Chase Bank	10/26/21	PEN	218	USD	53	–
JPMorgan Chase Bank	11/03/21	USD	91	IDR	1,304,496	–
JPMorgan Chase Bank	10/15/21 - 12/15/21	USD	1,828	IDR	26,210,284	(7)
JPMorgan Chase Bank	10/15/21	IDR	34,874,913	USD	2,436	1
JPMorgan Chase Bank	11/15/21 - 12/03/21	IDR	62,761,515	USD	4,332	(36)
JPMorgan Chase Bank	10/25/21	USD	110	COP	423,575	1
JPMorgan Chase Bank	10/25/21	PHP	58,940	USD	1,170	17
JPMorgan Chase Bank	10/25/21	COP	11,906,467	USD	3,111	(9)
JPMorgan Chase Bank	10/26/21	TRY	941	USD	104	(1)
JPMorgan Chase Bank	10/26/21	USD	1,500	TRY	13,117	(40)
JPMorgan Chase Bank	10/26/21	USD	2,613	IDR	38,273,994	58
JPMorgan Chase Bank	11/15/21	USD	1,042	IDR	14,966,061	–
JPMorgan Chase Bank	11/03/21	USD	1,093	BRL	5,987	1
JPMorgan Chase Bank	11/03/21	USD	1,239	BRL	6,584	(36)
JPMorgan Chase Bank	11/03/21	BRL	11,899	USD	2,252	78
JPMorgan Chase Bank	11/15/21	USD	88	PLN	350	–
JPMorgan Chase Bank	11/15/21	USD	2,725	PLN	10,584	(60)
JPMorgan Chase Bank	11/15/21 - 12/15/21	PLN	4,160	USD	1,076	28
JPMorgan Chase Bank	11/15/21	PLN	982	USD	246	(1)
JPMorgan Chase Bank	11/15/21	USD	6,587	RON	27,641	(128)

SEI Institutional International Trust / Annual Report / September 30, 2021	69

SCHEDULE OF INVESTMENTS

September 30, 2021

Emerging Markets Debt Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase Bank	12/15/21	USD	563	MXN	11,699	$–
JPMorgan Chase Bank	11/16/21 - 12/15/21	USD	4,891	MXN	99,753	(76)
JPMorgan Chase Bank	11/19/21	USD	1,335	VND	30,595,162	8
JPMorgan Chase Bank	11/22/21 - 12/13/21	USD	3,535	BRL	18,798	(114)
JPMorgan Chase Bank	11/22/21	USD	75	KRW	88,899	–
JPMorgan Chase Bank	11/22/21	USD	10,437	KRW	12,291,637	(55)
JPMorgan Chase Bank	12/02/21 - 12/13/21	BRL	55,078	USD	10,433	434
JPMorgan Chase Bank	12/13/21	USD	115	CZK	2,461	(2)
JPMorgan Chase Bank	12/13/21 - 12/15/21	USD	10,451	HUF	3,086,951	(513)
JPMorgan Chase Bank	12/13/21	CLP	1,345,499	USD	1,741	94
JPMorgan Chase Bank	12/14/21	USD	2,651	INR	197,196	(13)
JPMorgan Chase Bank	12/15/21	EUR	3,102	HUF	1,104,261	(46)
JPMorgan Chase Bank	12/15/21	PLN	4,754	EUR	1,038	7
JPMorgan Chase Bank	01/21/22	PLN	1,779	EUR	385	(1)
JPMorgan Chase Bank	12/15/21	CZK	52,939	EUR	2,085	4
JPMorgan Chase Bank	12/15/21	CZK	26,438	EUR	1,037	(4)
JPMorgan Chase Bank	12/15/21	COP	14,241,654	USD	3,709	(11)
JPMorgan Chase Bank	12/20/21	USD	188	RUB	13,872	–
JPMorgan Chase Bank	12/20/21	USD	491	PHP	24,673	(11)
JPMorgan Chase Bank	12/20/21	USD	1,546	THB	50,939	(41)
JPMorgan Chase Bank	12/20/21	RUB	240,132	USD	3,242	(8)
JPMorgan Chase Bank	12/28/21	USD	428	THB	14,432	(1)
JPMorgan Chase Bank	01/28/22	JPY	224,738	USD	2,054	37
JPMorgan Chase Bank	02/16/22	USD	173	UAH	4,808	2
JPMorgan Chase Bank	06/30/22	RON	1,566	EUR	309	(1)
Merrill Lynch	12/15/21	USD	3,008	HUF	892,395	(135)
Merrill Lynch	12/15/21	RON	31,943	USD	7,609	158
Morgan Stanley	10/01/21	USD	1,321	ZAR	19,785	(6)
Morgan Stanley	10/01/21	ZAR	23,225	USD	1,586	42
Morgan Stanley	10/08/21	USD	4,675	CNY	30,408	30
Morgan Stanley	10/18/21	CNY	16,526	USD	2,559	2
Morgan Stanley	10/08/21	CNY	4,602	USD	705	(7)
Morgan Stanley	10/27/21	EGP	11,531	USD	728	(2)
Morgan Stanley	11/03/21	USD	594	EUR	508	(5)
Morgan Stanley	12/15/21	USD	1,228	RUB	91,054	6
Morgan Stanley	12/22/21	USD	362	TRY	3,211	(15)
Morgan Stanley	01/21/22	PLN	2,041	EUR	439	(4)
Standard Bank	10/01/21	USD	3,527	ZAR	52,168	(60)
Standard Bank	10/04/21 - 11/03/21	USD	10,567	EUR	9,027	(100)
Standard Bank	10/05/21	EUR	10,865	USD	12,916	324
Standard Bank	12/02/21	USD	1,079	BRL	5,921	(3)
Standard Bank	12/15/21	USD	475	PHP	23,878	(11)
Standard Bank	12/15/21	USD	627	IDR	9,007,366	(1)
Standard Bank	12/15/21	USD	759	MXN	15,575	(9)
Standard Bank	12/15/21	MYR	2,790	USD	664	(1)
Standard Bank	12/15/21	ZAR	1,140	USD	76	1
Standard Bank	12/15/21	ZAR	1,670	USD	109	–
Standard Bank	12/15/21	USD	3,157	MYR	13,157	(16)
Standard Bank	12/15/21	USD	6,556	CLP	5,060,152	(364)
Standard Bank	12/15/21	COP	22,214,649	USD	5,831	28

70	SEI Institutional International Trust / Annual Report / September 30, 2021

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Standard Bank	02/16/22	USD	404	UAH	11,220	$4
Standard Bank	02/16/22	USD	1,121	ZMW	21,243	62
Standard Chartered	10/14/21	USD	1,027	MYR	4,354	13
Standard Chartered	10/14/21	MYR	2,843	USD	672	(7)
Standard Chartered	10/15/21	THB	42,230	USD	1,289	41
Standard Chartered	10/25/21	CNY	7,932	USD	1,220	(7)
Standard Chartered	11/03/21	USD	5,703	BRL	30,307	(166)
Standard Chartered	11/15/21	USD	2,038	IDR	29,157,932	(7)
Standard Chartered	11/15/21	IDR	27,557,779	USD	1,893	(26)
Standard Chartered	12/07/21	PHP	29,379	USD	584	13
Standard Chartered	12/15/21	EUR	1,040	HUF	365,603	(30)
Standard Chartered	12/15/21	USD	1,220	RUB	90,447	6
Standard Chartered	12/15/21	RUB	75,845	USD	1,015	(13)
State Street	10/01/21	USD	2,075	ZAR	30,367	(57)
State Street	10/04/21 - 10/06/21	EUR	2,470	USD	2,893	31
State Street	10/08/21	USD	354	CNY	2,289	–
State Street	10/18/21	CNY	4,279	USD	663	1
State Street	10/08/21	CNY	23,246	USD	3,572	(25)
State Street	11/03/21	USD	2,405	EUR	2,056	(22)
State Street	11/03/21	BRL	24,560	USD	4,519	32
State Street	12/15/21	MXN	24,442	USD	1,198	21
State Street	12/15/21	HUF	364,915	EUR	1,043	36
State Street	12/28/21	THB	21,873	USD	650	4

						$(2,229)

A list of the open OTC swap agreements held by the Fund at September 30, 2021, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	3-MONTH ROB - MosPrime	6.29%	Annually	12/14/2021	RUB	535,000	$346	$–	$346
JPMorgan Chase	1-DAY-CLP - Sinacofi Chile Interbank Rate Avg	3.430%	Semi-Annually	05/10/2022	CLP	420,527	11	–	11
Goldman Sachs	28-DAY MXN - TIIE	5.900%	Monthly	09/12/2022	MXN	75,956	3	–	3
Goldman Sachs	1-DAY BRL - CETIP	11.985%	Annually	01/02/2023	BRL	3,000	270	–	270
Goldman Sachs	1-DAY BRL - CETIP	10.04%	Annually	01/03/2023	BRL	5,012	330	–	330
Goldman Sachs	3-MONTH ROB - MosPrime	7.072%	Annually	04/02/2023	RUB	715,570	217	–	217
Goldman Sachs	28-DAY MXN - TIIE	6.355%	Monthly	05/21/2025	MXN	23,145	(19)	–	(19)
Goldman Sachs	28-DAY MXN - TIIE	6.205%	Monthly	12/08/2025	MXN	16,624	(23)	–	(23)
Goldman Sachs	28-DAY MXN - TIIE	6.165%	Monthly	03/05/2026	MXN	47,200	(73)	–	(73)
JPMorgan Chase	28-DAY MXN - TIIE	6.13%	Monthly	06/18/2026	MXN	40,000	(71)	–	(71)
Citibank	1.8775 % FIXED	PRIBOR CZK 7/9/2026	Annually	07/09/2026	CZK	39,645	(58)	–	(58)
Citibank	1.822 % FIXED	PRIBOR CZK 7/12/2026	Annually	07/12/2026	CZK	65,750	(105)	–	(105)
Citibank	1.8282% FIXED	PRIBOR CZK 7/12/2026 CZECH INTERBANK	Annually	07/12/2026	CZK	70,763	(112)	–	(112)
Goldman Sachs	2.158 % FIXED	OFFERED(CZK-PRIBOR)	Annually	08/30/2026	CZK	89,310	(89)	–	(89)
Goldman Sachs	28-DAY MXN - TIIE	6.381%	Monthly	09/16/2026	MXN	26,000	(36)	–	(36)

							$591	$–	$591

SEI Institutional International Trust / Annual Report / September 30, 2021	71

SCHEDULE OF INVESTMENTS

September 30, 2021

Emerging Markets Debt Fund (Continued)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2021, is as follows:

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
1.960%	1-DAY-CLP - Sinacofi Chile Interbank Rate Avg	Semi-Annually	12/12/2021	CLP	2,569,905	$2	$–	$2
1-DAY BRL - CETIP	.455%	Annually	01/02/2025	BRL	3,591	(71)	–	(71)
28-DAY MXN - TIIE	.45% FIXED	Monthly	04/01/2025	MXN	27,064	(17)	–	(17)
1-DAY-CLP - Sinacofi Chile Interbank Rate Avg	.36%	Semi-Annually	06/17/2025	CLP	1,931,133	(276)	–	(276)
1-DAY-CLP - Sinacofi Chile Interbank Rate Avg	1.16%	Semi-Annually	06/23/2025	CLP	2,335,691	(356)	–	(356)
28-DAY MXN - TIIE	4.85% FIXED	Monthly	07/25/2025	MXN	6,144	(21)	–	(21)
0.995%	6-MONTH THB - BKIBOR	Semi-Annually	03/01/2026	THB	91,000	26	–	26
1.1%	6-MONTH THB - BKIBOR	Semi-Annually	03/10/2026	THB	95,000	15	–	15
1-DAY-CLP - Sinacofi Chile Interbank Rate Avg	.26%	Semi-Annually	03/16/2026	CLP	1,623,158	(211)	–	(211)
28-DAY MXN - TIIE	.815%	Monthly	04/06/2026	MXN	27,590	(63)	–	(63)
5.145% FIXED	1-DAY FBIL - MIBOR	Semi-Annually	08/27/2026	INR	200,000	12	–	12
5.148% FIXED	1-DAY FBIL - MIBOR	Semi-Annually	09/02/2026	INR	200,000	12	–	12
0.733% FIXED	3-MONTH TWD - TAIBOR	Quarterly	09/30/2026	TWD	67,400	(8)	–	(8)
28-DAY MXN - TIIE	7.72%	Monthly	12/03/2026	MXN	8,000	11	–	11
1-DAY BRL - CETIP	6.82%	Annually	01/02/2025	BRL	3,362	(66)	–	(66)
10.29% FIXED	1-DAY BRL - CETIP	Annually	01/04/2027	BRL	2,660	6	–	6
5.37%	1-DAY COP- COLUMBIA IBR	Quarterly	06/21/2029	COP	1,800,000	28	–	28
6.9225%	28-DAY MXN - TIIE	Monthly	08/31/2029	MXN	42,602	52	–	52
6.82%	28-DAY MXN - TIIE	Monthly	09/10/2029	MXN	33,993	52	–	52
6-MONTH PLN - WIBOR	1.75%	Annually	02/26/2030	PLN	4,531	(34)	–	(34)
1-DAY COP - COLUMBIA IBR	5.47%	Quarterly	03/11/2030	COP	879,919	14	–	14
.33%	1-DAY-CLP - Sinacofi Chile Interbank Rate Avg	Semi-Annually	06/05/2030	CLP	830,041	157	–	157
.21%	1-DAY COP - COLUMBIA IBR	Quarterly	07/08/2030	COP	266,911	(11)	–	(11)
1-DAY-CLP - Sinacofi Chile Interbank Rate Avg	.145%	Semi-Annually	08/24/2030	CLP	444,725	(129)	–	(129)
1.3965%	3-MONTH KRW - KWCDC	Quarterly	02/05/2031	KRW	1,600,000	60	–	60
1.495% FIXED	3-MONTH KRW - KWCDC	Quarterly	02/19/2031	KRW	1,600,000	49	–	49
4.88%	1-DAY COP – COLOMBIA IBR	Quarterly	03/16/2031	COP	1,954,438	(62)	–	(62)
6-MONTH PLN - WIBOR	1.905%	Annually	05/18/2031	PLN	2,145	(14)	–	(14)
6.69% FIXED	28-DAY MXN - TIIE	Monthly	05/27/2031	MXN	7,233	(19)	–	(19)
28-DAY MXN - TIIE	7.51%	Monthly	04/20/2027	MXN	8,110	7	–	7
2.7% FIXED	6-MONTH BUDAPEST - BUBOR	Annually	08/06/2031	HUF	459,111	(73)	–	(73)
1-DAY BRL - CETIP	.65%	Annually	01/02/2025	BRL	12,389	(320)	–	(320)
1-DAY BRL - CETIP	.77% FIXED	Annually	01/02/2025	BRL	4,102	(82)	–	(82)
1-DAY BRL - CETIP	5.89%	Annually	01/03/2022	BRL	27,057	(17)	–	(17)
1-DAY BRL - CETIP	2.99%	Annually	01/03/2022	BRL	20,697	(40)	–	(40)
1-DAY BRL - CETIP	.885% FIXED	Annually	01/03/2022	BRL	15,625	(31)	–	(31)
28-DAY MXN - TIIE	6.745%	Monthly	06/23/2022	MXN	26,758	10	–	10
28-DAY MXN - TIIE	6.71%	Monthly	07/07/2022	MXN	37,637	14	–	14
1-DAY BRL - CETIP	.43%	Annually	01/02/2023	BRL	12,558	130	–	130
1-DAY BRL - CETIP	5.25%	Annually	01/02/2023	BRL	11,519	(103)	–	(103)
6.23% FIXED	1-DAY BRL - CETIP	Annually	01/02/2023	BRL	41,890	270	–	270
1-DAY BRL - CETIP	6.61%	Annually	01/02/2023	BRL	4,693	(28)	–	(28)
1-DAY BRL - CETIP	5.655%	Annually	01/02/2023	BRL	2,705	(22)	–	(22)
1-DAY BRL - CETIP	9.255%	Annually	01/02/2023	BRL	2,368	1	–	1
1-DAY BRL - CETIP	.77% FIXED	Annually	01/02/2023	BRL	6,361	(35)	–	(35)
1-DAY BRL - CETIP	.23% FIXED	Annually	01/02/2023	BRL	5,579	(38)	–	(38)
7.7325% FIXED	1-DAY BRL - CETIP	Annually	01/02/2025	BRL	10,902	(151)	–	(151)

72	SEI Institutional International Trust / Annual Report / September 30, 2021

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
28-DAY MXN - TIIE	.55% FIXED	Monthly	04/13/2023	MXN	52,615	$(24)	$–	$(24)
28-DAY MXN - TIIE	.01%	Monthly	11/22/2023	MXN	148,276	(135)	–	(135)
.45% FIXED	1-DAY BRL - CETIP	Annually	01/02/2024	BRL	9,407	(89)	–	(89)
1-DAY BRL - CETIP	.76%	Annually	01/02/2024	BRL	8,953	(149)	–	(149)
1-DAY BRL - CETIP	5.56%	Annually	01/02/2024	BRL	18,819	(325)	–	(325)
1-DAY BRL - CETIP	5.9725%	Annually	01/02/2024	BRL	5,677	(87)	–	(87)
1-DAY BRL - CETIP	.5% FIXED	Annually	01/02/2024	BRL	4,808	(67)	–	(67)
1-DAY BRL - CETIP	5.715%	Annually	01/02/2024	BRL	3,999	(65)	–	(65)
1-DAY BRL - CETIP	4.835%	Annually	01/02/2024	BRL	21,544	(424)	–	(424)
1-DAY BRL - CETIP	.99%	Annually	01/02/2024	BRL	6,670	(126)	–	(126)
28-DAY MXN - TIIE	.1525%	Monthly	02/22/2024	MXN	123,473	(111)	–	(111)
1.9865%	6-MONTH PLN - WIBOR	Semi-Annually	03/25/2024	PLN	12,430	(44)	–	(44)
28-DAY MXN - TIIE	.47%	Monthly	06/19/2024	MXN	95,833	(79)	–	(79)
2.465% FXIED	6-MONTH CZK - PRIBOR	Annually	09/21/2024	CZK	89,830	(26)	–	(26)
7.192 % FIXED	3-MONTH RUB - MosPrime	Annually	07/27/2023	RUB	1,287,604	(99)	–	(99)
3.305% FIXED	6-MONTH HUF - BUBOR	Annually	10/04/2031	HUF	424,147	–	–	–

						$(3,220)	$–	$(3,220)

Percentages are based on Net Assets of $1,541,141 ($ Thousands).

**	The rate reported is the 7-day effective yield as of September 30, 2021.

†	Investment in Affiliated Security (see Note 5).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2021, the value of these securities amounted to $230,588 ($ Thousands), representing 15.0% of the Net Assets of the Fund.

(B)	Step Bonds – Represents the current rate, the step rate, the step date and the final maturity date.

(C)

Certain securities or partial positions of certain securities are on loan at September 30, 2021 (see Note 9). The total market value of securities on loan at September 30, 2021 was $40,260 ($ Thousands).

(D)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(E)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(F)	Perpetual security with no stated maturity date.

(G)	Security is in default on interest payment.

(H)	This security was purchased with cash collateral held from securities on loan (see Note 9). The total market value of such securities as of September 30, 2021 was $51,021 ($ Thousands).

(I)	Securities considered illiquid. The total value of such securities as of September 30, 2021 was $4,724 ($ Thousands) and represented 0.3% of the Net Assets of the Fund.

BRL — Brazilian Real

BUBOR — Budapest Interbank Offered Rate

CETIP — Central of Custody and Financial Settlement of Securities

CLP — Chilean Peso

CNY — Chinese Yuan Onshore

COP — Colombian Peso

CZK — Czech Koruna

DAC — Designated Activity Company

EGP — Egyptian Pound

EUR — Euro

FBIL — Financial Benchmarks India Ltd

GHS — Ghanaian Cedi

HUF — Hungarian Forint

ICE — Intercontinental Exchange

IDR — Indonesian Rupiah

INR — Indian Rupee

JPY — Japanese Yen

JSC — Joint-Stock Company

KRW — Korean Won

KWCDC — South Korean Won 3 Month Certificate of Deposit

KZT — Kazakhstani Tenge

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

L.P. — Limited Partnership

Ltd. — Limited

MIBOR — Mumbai InterBank Overnight Rate

MosPrime — Moscow Prime Offered Rate

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

OTC — Over The Counter

PEN — Peruvian Nuevo Sol

PHP — Philippine Peso

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

PLN — Polish Zloty

PRIBOR — Prague Interbank Offered Rate

RON — Romanian Leu

RSD — Serbian Dinar

RUB — Russian Ruble

SGD — Singapore Dollar

Ser — Series

TAIBOR — Taipei Interbank Offered Rate

THB — Thai Baht

TIIE — Interbank Equilibrium Interest Rate

TRY — Turkish Lira

TWD — Taiwan Dollar

UAH — Ukrainian Hryvnia

UGX — Ugandan Shilling

ULC — Unlimited Liability Company

USD — U.S. Dollar

UYU — Uruguayan Peso

WIBOR — Warsaw Interbank Offered Rate

VAR — Variable Rate

VND — Vietnamese Dong

SEI Institutional International Trust / Annual Report / September 30, 2021	73

SCHEDULE OF INVESTMENTS

September 30, 2021

Emerging Markets Debt Fund (Concluded)

ZAR — South African Rand

ZMW — Zambian Kwacha

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Global Bonds	–	1,455,768	–	1,455,768
Affiliated Partnership	–	51,021	–	51,021

Total Investments in Securities	–	1,506,789	–	1,506,789

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	558	–	–	558
Unrealized Depreciation	(489)	–	–	(489)
Forwards Contracts*
Unrealized Appreciation	–	4,821	–	4,821
Unrealized Depreciation	–	(7,050)	–	(7,050)

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
OTC Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	1,177	–	1,177
Unrealized Depreciation	–	(586)	–	(586)
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	928	–	928
Unrealized Depreciation	–	(4,148)	–	(4,148)

Total Other Financial Instruments	69	(4,858)	–	(4,789)

* Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended September 30, 2021 ($ Thousands):

Security Description	Value 9/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2021	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$ 15,318	$ 180,410	$ (144,706)	$ 1	$ (2)	$ 51,021	5 1,011,398	$ 96	$ –

Amounts designated as “ —” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

74	SEI Institutional International Trust / Annual Report / September 30, 2021

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2021

	International Equity Fund		Emerging Markets Equity Fund		International Fixed Income Fund	Emerging Markets Debt Fund
Assets:
Investments, at value †	$4,509,793	*	$1,843,515	*	$535,256	$1,455,768	*
Affiliated investments, at value ††	209,686		78,690		–	51,021
Cash	50,223		22,889		26,334	69,122
Cash pledged as collateral for forward foreign currency contracts	–		–		–	2,027
Cash pledged as collateral for futures contracts	3,647		4,251		513	2,065
Cash pledged as collateral for swap contracts	–		–		101	590
Foreign currency, at value †††	6,657		12,662		8,165	4,043
Receivable for fund shares sold	1,675		8,705		392	967
Receivable for investment securities sold	92,711		9,657		4,408	13,275
Dividends and interest receivable	9,429		3,877		2,953	21,025
Unrealized gain on forward foreign currency contracts	–		–		7,830	4,821
Unrealized gain on foreign spot currency contracts	–		–		305	108
Due from broker	–		–		–	1,079
Swap contracts, at value ††††	–		–		134	1,177
Foreign tax reclaim receivable	15,542		94		–	–
Receivable for variation margin	89		518		106	741
Prepaid expenses	60		26		7	19
Total Assets	4,899,512		1,984,884		586,504	1,627,848
Liabilities:
Payable upon return on securities loaned	161,632		17,853		–	51,014
Payable for investment securities purchased	92,772		16,046		22,910	24,627
Payable for fund shares redeemed	2,420		772		252	800
Swap contracts, at value ††††	–		–		–	586
Payable for variation margin	145		–		145	695
Administration fees payable	1,105		700		103	554
Unrealized loss on foreign currency spot contracts	17		–		160	7
Unrealized loss on forward foreign currency contracts	–		–		1,068	7,050
Trustees fees payable	2		1		–	1
Chief compliance officer fees payable	6		2		1	2
Administrative servicing fees payable	4		–		–	–
Shareholder servicing fees payable	556		374		97	299
Investment advisory fees payable	1,995		1,546		103	798
Accrued expense payable	433		396		106	274
Accrued foreign capital gains tax on appreciated securities	–		6,912		–	–
Total Liabilities	261,087		44,602		24,945	86,707
Net Assets	$4,638,425		$1,940,282		$561,559	$1,541,141
† Cost of investments	$3,847,528		$1,471,666		$529,783	$1,504,278
†† Cost of affiliated investments	209,673		78,687		–	51,020
††† Cost of foreign currency	6,687		12,659		8,168	4,042
†††† Cost (premiums received)	–		–		–	–
* Includes market value of securities on loan	153,788		16,962		–	40,260

SEI Institutional International Trust / Annual Report / September 30, 2021	75

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands) (Concluded)

September 30, 2021

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$3,463,686	$1,443,973	$561,481	$1,627,110
Total distributable earnings/(loss)	1,174,739	496,309	78	(85,969)
Net Assets	$4,638,425	$1,940,282	$561,559	$1,541,141
Net Asset Value, Offering and Redemption Price Per Share — Class F	$13.57	$14.23	$10.37	$10.06
	($4,242,910,889 ÷ 312,726,352 shares)	($1,786,492,955 ÷ 125,577,286 shares)	($485,178,045 ÷ 46,805,756 shares)	($1,433,738,769 ÷ 142,455,262 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class I	$13.59	N/A	N/A	N/A
	($1,610,692 ÷ 118,558 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$13.58	$14.25	$10.41	$10.03
	($393,902,937 ÷ 29,016,556 shares)	($153,788,772 ÷ 10,795,537 shares)	($76,380,797 ÷ 7,340,110 shares)	($107,402,155 ÷ 10,704,225 shares)

N/A — Not applicable. Share classes currently not offered.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

76	SEI Institutional International Trust / Annual Report / September 30, 2021

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended September 30, 2021

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Investment Income:
Dividends	$116,467	$54,080	$–	$–
Income from affiliated investments(1)	5	2	–	–
Interest Income	49	1	7,164	81,599
Security lending income — net(2)(3)	743	302	–	96
Less: foreign taxes withheld	(14,128)	(6,414)	(51)	(1,211)
Total Investment Income	103,136	47,971	7,113	80,484
Expenses:
Investment advisory fees	22,949	20,683	1,588	13,065
Administration fees	13,103	8,465	2,382	6,884
Shareholder servicing fees — Class F	10,390	4,531	1,147	3,576
Shareholder servicing fees — Class I	4	–	–	–
Administrative servicing fees — Class I	4	–	–	–
Printing fees	559	244	64	186
Custodian/wire agent fees	509	873	123	443
Professional fees	215	92	24	70
Registration fees	133	57	17	50
Trustees’ fees	89	39	11	30
Chief compliance officer fees	22	10	3	7
Other expenses	146	97	150	195
Total Expenses	48,123	35,091	5,509	24,506
Less:
Waiver of investment advisory fees	–	(1,970)	(234)	(3,534)
Waiver of administration fees	–	–	(47)	(252)
Waiver of shareholder servicing fees — Class F	(83)	–	–	–
Net Expenses	48,040	33,121	5,228	20,720
Net Investment Income	55,096	14,850	1,885	59,764
Net Realized Gain (Loss) on:
Investments	546,836	289,956	6,314	17,126
Affiliated investments	(10)	2	–	1
Futures contracts	10,958	3,385	963	1,497
Swap contracts	–	–	(103)	3,863
Swaption contracts	–	–	(14)	–
Foreign currency transactions	(2,060)	(260)	6,996	(9,329)
Forward foreign currency contracts	(173)	–	(1,148)	2,824
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	387,170	8,879	(22,443)	(3,734)
Affiliated investments	4	(5)	–	(2)
Futures contracts	240	(2,666)	384	470
Swap contracts	–	–	248	(5,829)
Foreign capital gains tax on appreciated securities	–	(4,277)	–	–
Foreign currency translation of other assets and liabilities denominated in foreign currencies	(489)	(71)	(883)	(222)
Forward foreign currency contracts	–	–	3,534	4,138
Net Increase (Decrease) in Net Assets Resulting from Operations	$997,572	$309,793	$(4,267)	$70,567

(1) See Note 5 in the Notes to Financial Statements for additional information.

(2) Income is from the investment of collateral in an affiliated security.

(3) See Note 9 in the Notes to Financial Statements for additional information.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2021	77

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

	International Equity Fund		Emerging Markets Equity Fund
	2021	2020	2021	2020
Operations:
Net investment income	$55,096	$37,587	$14,850	$7,595
Net realized gain (loss) on investments and futures contracts	557,784	33,628	293,343	(48,977)
Net realized loss on forward foreign currency contracts and foreign currency transactions	(2,233)	(39)	(260)	(944)
Net change in unrealized appreciation on investments and futures contracts	387,414	47,305	6,208	183,373
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(489)	892	(71)	80
Net change in unrealized depreciation on foreign capital tax gains on appreciated securities	–	–	(4,277)	(2,067)
Net Increase in Net Assets Resulting from Operations	997,572	119,373	309,793	139,060
Distributions:
Class F	(39,497)	(67,877)	(9,485)	(18,642)
Class I	(11)	(25)	N/A	N/A
Class Y	(4,488)	(7,618)	(1,168)	(2,039)
Total Dividends	(43,996)	(75,520)	(10,653)	(20,681)
Capital Share Transactions:
Class F:
Proceeds from shares issued	531,002	568,725	306,949	259,125
Reinvestment of dividends & distributions	36,357	62,626	8,760	17,191
Cost of shares redeemed	(764,767)	(794,429)	(346,741)	(408,775)
Net Decrease from Class F Transactions	(197,408)	(163,078)	(31,032)	(132,459)
Class I:
Proceeds from shares issued	114	491	N/A	N/A
Reinvestment of dividends & distributions	7	13	N/A	N/A
Cost of shares redeemed	(195)	(1,060)	N/A	N/A
Net Decrease from Class I Transactions	(74)	(556)	N/A	N/A
Class Y:
Proceeds from shares issued	43,805	72,880	25,446	30,639
Reinvestment of dividends & distributions	4,147	7,068	1,082	1,901
Cost of shares redeemed	(65,413)	(118,964)	(31,587)	(51,350)
Net Decrease from Class Y Transactions	(17,461)	(39,016)	(5,059)	(18,810)
Net Decrease in Net Assets Derived from Capital Share Transactions	(214,943)	(202,650)	(36,091)	(151,269)
Net Increase (Decrease) in Net Assets	738,633	(158,797)	263,049	(32,890)
Net Assets:
Beginning of Year	3,899,792	4,058,589	1,677,233	1,710,123
End of Year	$4,638,425	$3,899,792	$1,940,282	$1,677,233
Capital Share Transactions:
Class F:
Shares issued	40,400	56,479	20,901	23,437
Reinvestment of distributions	2,874	5,441	620	1,385
Shares redeemed	(59,276)	(78,402)	(23,885)	(36,491)
Total Class F Transactions	(16,002)	(16,482)	(2,364)	(11,669)
Class I:
Shares issued	9	51	N/A	N/A
Reinvestment of distributions	1	1	N/A	N/A
Shares redeemed	(15)	(109)	N/A	N/A
Total Class I Transactions	(5)	(57)	N/A	N/A
Class Y:
Shares issued	3,311	7,463	1,723	2,869
Reinvestment of distributions	328	615	77	153
Shares redeemed	(5,021)	(12,369)	(2,163)	(4,844)
Total Class Y Transactions	(1,382)	(4,291)	(363)	(1,822)
Net Decrease in Shares Outstanding from Share Transactions	(17,389)	(20,830)	(2,727)	(13,491)

N/A — Not applicable. Share classes currently not offered.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

78	SEI Institutional International Trust / Annual Report / September 30, 2021

	International Fixed Income Fund		Emerging Markets Debt Fund
	2021	2020	2021	2020
Operations:
Net investment income	$1,885	$1,679	$59,764	$62,597
Net realized gain (loss) on investments, futures contracts and swap contracts	7,160	(346)	22,487	(5,032)
Net realized gain (loss) on forward foreign currency contracts and foreign currency transactions	5,848	(14,396)	(6,505)	(47,383)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, option contracts and swap contracts	(21,811)	17,705	(9,095)	(23,423)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	2,651	(1,446)	3,916	(2,066)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,267)	3,196	70,567	(15,307)
Distributions:
Class F	(129)	(14,461)	(27,983)	(11,445)
Class Y	(20)	(2,410)	(2,564)	(1,066)
Total Dividends	(149)	(16,871)	(30,547)	(12,511)
Capital Share Transactions:
Class F:
Proceeds from shares issued	119,835	80,130	234,390	207,358
Reinvestment of dividends & distributions	119	13,322	25,224	10,357
Cost of shares redeemed	(76,680)	(87,928)	(238,050)	(300,839)
Net Increase (Decrease) from Class F Transactions	43,274	5,524	21,564	(83,124)
Class Y:
Proceeds from shares issued	18,226	16,132	18,734	23,514
Reinvestment of dividends & distributions	18	2,180	2,391	985
Cost of shares redeemed	(10,071)	(17,464)	(15,003)	(35,537)
Net Increase (Decrease) from Class Y Transactions	8,173	848	6,122	(11,038)
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	51,447	6,372	27,686	(94,162)
Net Increase (Decrease) in Net Assets	47,031	(7,303)	67,706	(121,980)
Net Assets:
Beginning of Year	514,528	521,831	1,473,435	1,595,415
End of Year	$561,559	$514,528	$1,541,141	$1,473,435
Capital Share Transactions:
Class F:
Shares issued	11,494	7,694	22,842	21,356
Reinvestment of distributions	11	1,290	2,489	1,060
Shares redeemed	(7,341)	(8,463)	(23,157)	(31,470)
Total Class F Transactions	4,164	521	2,174	(9,054)
Class Y:
Shares issued	1,742	1,551	1,830	2,528
Reinvestment of distributions	2	211	237	102
Shares redeemed	(962)	(1,687)	(1,463)	(3,816)
Total Class Y Transactions	782	75	604	(1,186)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	4,946	596	2,778	(10,240)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2021	79

FINANCIAL HIGHLIGHTS

For the years ended September 30

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)**	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)**	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
International Equity Fund
Class F(2)
2021	$10.86	$0.16	$2.67	$2.83	$(0.12)	$—	$(0.12)	$13.57	26.18%	$4,242,911	1.08%	1.08%	1.08%	1.19%	105%
2020	10.68	0.10	0.28	0.38	(0.20)	—	(0.20)	10.86	3.44	3,568,373	1.11	1.11	1.11	0.94	102
2019	11.38	0.20	(0.75)	(0.55)	(0.15)	—	(0.15)	10.68	(4.63)	3,686,195	1.10(3)	1.10(3)	1.10(3)	1.92	73
2018	11.29	0.16	0.08	0.24	(0.15)	—	(0.15)	11.38	2.11	4,024,987	1.09(3)	1.09(3)	1.09(3)	1.35	40
2017	9.58	0.13	1.69	1.82	(0.11)	—	(0.11)	11.29	19.23	3,795,858	1.15(3)	1.15(3)	1.15(3)	1.27	57
Class I
2021	$10.87	$0.12	$2.69	$2.81	$(0.09)	$—	$(0.09)	$13.59	25.91%	$1,611	1.33%	1.33%	1.33%	0.93%	105%
2020	10.68	0.07	0.28	0.35	(0.16)	—	(0.16)	10.87	3.19	1,350	1.36	1.36	1.36	0.63	102
2019	11.37	0.17	(0.74)	(0.57)	(0.12)	—	(0.12)	10.68	(4.90)	1,932	1.35(4)	1.35(4)	1.35(4)	1.61	73
2018	11.27	0.12	0.09	0.21	(0.11)	—	(0.11)	11.37	1.86	2,662	1.34(4)	1.34(4)	1.34(4)	1.06	40
2017	9.55	0.10	1.70	1.80	(0.08)	—	(0.08)	11.27	19.00	2,954	1.40(4)	1.40(4)	1.40(4)	0.96	57
Class Y
2021	$10.86	$0.19	$2.68	$2.87	$(0.15)	$—	$(0.15)	$13.58	26.55%	$393,903	0.83%	0.83%	0.83%	1.44%	105%
2020	10.68	0.12	0.29	0.41	(0.23)	—	(0.23)	10.86	3.68	330,069	0.86	0.86	0.86	1.16	102
2019	11.39	0.23	(0.76)	(0.53)	(0.18)	—	(0.18)	10.68	(4.43)	370,462	0.85(5)	0.85(5)	0.85(5)	2.24	73
2018	11.31	0.18	0.09	0.27	(0.19)	—	(0.19)	11.39	2.40	344,977	0.84(5)	0.84(5)	0.84(5)	1.60	40
2017	9.59	0.16	1.69	1.85	(0.13)	—	(0.13)	11.31	19.59	319,689	0.90(5)	0.90(5)	0.90(5)	1.53	57
Emerging Markets Equity Fund
Class F(2)
2021	$12.06	$0.11	$2.14	$2.25	$(0.08)	$—	$(0.08)	$14.23	18.63%	$1,786,493	1.70%(6)	1.70%(6)	1.80%(7)	0.73%	100%
2020	11.21	0.05	0.93	0.98	(0.13)	—	(0.13)	12.06	8.75	1,542,551	1.71(6)	1.71(6)	1.81(7)	0.43	90
2019	11.47	0.10	(0.29)	(0.19)	(0.07)	—	(0.07)	11.21	(1.64)	1,564,523	1.70(6)	1.70(6)	1.81(7)	0.92	89
2018	12.32	0.08	(0.77)	(0.69)	(0.16)	—	(0.16)	11.47	(5.71)	1,668,960	1.69(6)	1.69(6)	1.80(7)	0.61	70
2017	10.09	0.07	2.24	2.31	(0.08)	—	(0.08)	12.32	23.10	1,821,009	1.74(6)	1.74(6)	1.82(7)	0.65	66
Class Y
2021	$12.07	$0.14	$2.15	$2.29	$(0.11)	$—	$(0.11)	$14.25	18.96%	$153,789	1.45%(8)	1.45%(8)	1.55%(9)	0.98%	100%
2020	11.22	0.08	0.93	1.01	(0.16)	—	(0.16)	12.07	8.99	134,682	1.46(8)	1.46(8)	1.56(9)	0.66	90
2019	11.49	0.14	(0.31)	(0.17)	(0.10)	—	(0.10)	11.22	(1.44)	145,600	1.45(8)	1.45(8)	1.56(9)	1.25	89
2018	12.35	0.11	(0.76)	(0.65)	(0.21)	—	(0.21)	11.49	(5.46)	125,594	1.44(8)	1.44(8)	1.55(9)	0.89	70
2017	10.11	0.10	2.24	2.34	(0.10)	—	(0.10)	12.35	23.46	125,400	1.49(8)	1.49(8)	1.57(9)	0.93	66

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Includes Fees Paid Indirectly, if applicable. See Note 5 in Notes to Financial Statements

**	See Note 5 in Notes to Financial Statements.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	Effective January 31, 2017, Class A Shares converted to Class F Shares of the same Fund.

(3)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.10%, 1.09% and 1.15% for 2019, 2018 and 2017.

(4)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.35%, 1.34% and 1.40% for 2019, 2018 and 2017.

(5)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 0.85%, 0.84% and 0.90% for 2019, 2018 and 2017.

(6)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.70%, 1.71%, 1.70%, 1.69% and 1.74% for 2021, 2020, 2019, 2018 and 2017.

(7)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.80%, 1.81%, 1.81%, 1.80% and 1.82% for 2021, 2020, 2019, 2018 and 2017.

(8)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.45%, 1.46%, 1.45%, 1.44% and 1.49% for 2021, 2020, 2019, 2018 and 2017.

(9)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.55%, 1.56%, 1.56%, 1.55% and 1.57% for 2021, 2020, 2019, 2018 and 2017.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

80	SEI Institutional International Trust / Annual Report / September 30, 2021

FINANCIAL HIGHLIGHTS

For the years ended September 30

For a Share Outstanding Throughout Each Year

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains		Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)**	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)**	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
International Fixed Income Fund
Class F(2)
2021	$10.46	$0.03	$(0.12)	$(0.09)	$—	$	—^	$—	$10.37	(0.83)%	$485,178	1.02%	1.02%	1.07%	0.32%	65%
2020	10.73	0.03	0.04	0.07	(0.26)		(0.08)	(0.34)	10.46	0.73	445,864	1.02	1.02	1.08	0.29	64
2019	10.27	0.04	0.88	0.92	(0.40)		(0.06)	(0.46)	10.73	9.28	452,150	1.02(3)	1.02(3)	1.07(4)	0.42	58
2018	10.13	0.07	0.07	0.14	—		—	—	10.27	1.38	438,908	1.02(3)	1.02(3)	1.07(4)	0.66	71
2017	10.51	0.07	(0.18)	(0.11)	(0.17)		(0.10)	(0.27)	10.13	(1.03)	415,582	1.02(3)	1.02(3)	1.08(4)	0.66	113
Class Y
2021	$10.47	$0.06	$(0.12)	$(0.06)	$—	$	—^	$—	$10.41	(0.54)%	$76,381	0.77%	0.77%	0.82%	0.57%	65%
2020	10.75	0.06	0.03	0.09	(0.29)		(0.08)	(0.37)	10.47	0.88	68,664	0.77	0.77	0.83	0.54	64
2019	10.29	0.07	0.88	0.95	(0.43)		(0.06)	(0.49)	10.75	9.54	69,681	0.77(5)	0.77(5)	0.82(6)	0.66	58
2018	10.12	0.09	0.08	0.17	—		—	—	10.29	1.68	43,003	0.77(5)	0.77(5)	0.82(6)	0.91	71
2017	10.50	0.09	(0.17)	(0.08)	(0.20)		(0.10)	(0.30)	10.12	(0.76)	37,982	0.77(5)	0.77(5)	0.83(6)	0.94	113
Emerging Markets Debt Fund
Class F(2)
2021	$9.80	$0.40	$0.06	$0.46	$(0.20)		$—	$(0.20)	$10.06	4.71%	$1,433,739	1.36%	1.36%	1.61%	3.87%	91%
2020	9.93	0.40	(0.45)	(0.05)	(0.08)		—	(0.08)	9.80	(0.53)	1,374,566	1.36	1.36	1.61	4.07	95
2019	9.30	0.47	0.32	0.79	(0.16)		—	(0.16)	9.93	8.51	1,483,467	1.36(7)	1.36(7)	1.62(8)	4.93	114
2018	10.55	0.51	(1.19)	(0.68)	(0.57)		—	(0.57)	9.30	(6.81)	1,451,128	1.36(7)	1.36(7)	1.61(8)	5.08	80
2017	10.08	0.51	0.17	0.68	(0.21)		—	(0.21)	10.55	6.93	1,458,611	1.36(7)	1.36(7)	1.63(8)	5.06	79
Class Y
2021	$9.79	$0.42	$0.07	$0.49	$(0.25)		$—	$(0.25)	$10.03	4.98%	$107,402	1.11%	1.11%	1.36%	4.12%	91%
2020	9.92	0.42	(0.45)	(0.03)	(0.10)		—	(0.10)	9.79	(0.33)	98,869	1.11	1.11	1.36	4.33	95
2019	9.28	0.50	0.32	0.82	(0.18)		—	(0.18)	9.92	8.84	111,948	1.11(9)	1.11(9)	1.37(10)	5.18	114
2018	10.57	0.53	(1.18)	(0.65)	(0.64)		—	(0.64)	9.28	(6.57)	113,872	1.11(9)	1.11(9)	1.36(10)	5.34	80
2017	10.12	0.53	0.17	0.70	(0.25)		—	(0.25)	10.57	7.18	108,361	1.11(9)	1.11(9)	1.38(10)	5.31	79

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Includes Fees Paid Indirectly, if applicable. See Note 5 in Notes to Financial Statements

**	See Note 5 in Notes to Financial Statements.

^	Amount represents less than $0.005.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	Effective January 31, 2017, Class A Shares converted to Class F Shares of the same Fund.

(3)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.02%, 1.02% and 1.02% for 2019, 2018 and 2017.

(4)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.07%, 1.07% and 1.08% for 2019, 2018 and 2017.

(5)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 0.77%, 0.77% and 0.77% for 2019, 2018 and 2017.

(6)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 0.82%, 0.82% and 0.83% for 2019, 2018 and 2017.

(7)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.36%, 1.36% and 1.36% for 2019, 2018 and 2017.

(8)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.62%, 1.61% and 1.63% for 2019, 2018 and 2017.

(9)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.11%, 1.11% and 1.11% for 2019, 2018 and 2017.

(10)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.37%, 1.36% and 1.38% for 2019, 2018 and 2017.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2021	81

NOTES TO FINANCIAL STATEMENTS

September 30, 2021

1. ORGANIZATION

SEI Institutional International Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated June 30, 1988.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with four funds: International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund and Emerging Markets Debt Fund (together the “Funds”) each of which are diversified Funds with the exception of the International Fixed Income Fund and the Emerging Markets Debt Fund. Each Fund’s prospectus provides a description of its investment goal, principal investment strategies and risks. The Trust is registered to offer Class F (formerly Class A) and Class Y shares of each of the Funds and Class I shares of the International Equity Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The Funds are investment companies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies. The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — When valuing portfolio securities, a Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded or, if there is no such reported sale, at the most recent quoted bid price. A Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable Net Asset Value (“NAV”) per share, with the exception of ETFs, which are priced as equity securities. These open-end investment companies’ shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company’s NAV is determined. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, a Fund will value the securities using a bid price from at least one independent broker.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Pricing Policies and Procedures (“Fair Value Procedures”) until an independent source can be secured. Debt securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement

82	SEI Institutional International Trust / Annual Report / September 30, 2021

prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time the Fund calculates its NAV, the settlement price may not be available at the time at which a Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a Sub-Adviser (“Sub-Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Fair Value Pricing Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (“Board”) or its designated committee. However, when the change would not materially affect the valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of a Fund’s existing pricing agent or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not “readily available” are determined to be unreliable or cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of one member of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended,

(ii) the security has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund; or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

The International Equity and Emerging Markets Equity Funds use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the International Equity and Emerging Markets Equity Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval,” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair-valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity and Emerging Markets Equity Funds shall value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the vendor. Additionally, if a local market in which the International Equity or Emerging Markets Equity Funds own securities is closed for one or more days (scheduled or unscheduled) while the Fund is open, and if such securities in a Fund’s portfolio exceed the predetermined confidence interval discussed above, then such Fund shall value such securities based on the fair value prices provided by the vendor.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time

SEI Institutional International Trust / Annual Report / September 30, 2021	83

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that a Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates NAV, it may request that a Committee meeting be called. In addition, with respect to certain securities, the Funds’ administrator performs price comparisons and price movement review (among other processes), to monitor the pricing data supplied by various sources. Any identified discrepancies are researched and subject to the procedures described above.

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The valuation techniques used by the Funds to measure fair value during the year ended September 30, 2021 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended September 30, 2021, there have been no significant changes to the inputs or the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/ or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash and cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other

84	SEI Institutional International Trust / Annual Report / September 30, 2021

operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

Classes —Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of investment securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its investment objective and strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions, speculative purposes or anticipated fund positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal income tax purposes. The Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of September 30, 2021, if applicable.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. To the extent consistent with its investment objective and strategies, a Fund may utilize futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns and may also utilize futures contracts to efficiently assist in managing the Funds’ duration and yield curve exposure. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is held. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of September 30, 2021, if applicable.

Options/Swaptions Written/Purchased — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option/swaption contracts to enhance its returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a

SEI Institutional International Trust / Annual Report / September 30, 2021	85

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open option/swaption contracts as of September 30, 2021, if applicable.

Swap Agreements — To the extent consistent with its investment objective and strategies, a Fund may invest in swap contracts as an efficient means to take and manage risk in the portfolio, including interest rate risk, credit risk and overall yield sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit default swaps involve the periodic payment by a Fund or counterparty of interest based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the outstanding principal of the downgraded debt instrument. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR (London Interbank Offered Rate) or some other form of index on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or losses. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. In connection with swap agreements, securities/cash may be set aside as collateral by the Fund’s custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio; protect a Fund’s value from changes in interest rates; or expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Centrally cleared swaps are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Schedule of Investments or the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

86	SEI Institutional International Trust / Annual Report / September 30, 2021

Counterparty risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. Refer to each Fund’s Schedule of Investments for details regarding open swap contracts as of September 30, 2021, if applicable.

Delayed Delivery Transactions — A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Loan Participations and Brady Bonds — To the extent consistent with its investment objective and strategies, a Fund may invest in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties. Participations typically result in a Fund having a contractual relationship only with the Lenders, not with the sovereign borrowers. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Certain debt obligations, customarily referred to as “Brady Bonds”, are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Dividends and Distributions to Shareholders — The International Equity, Emerging Markets Equity and International Fixed Income Funds will distribute substantially all of their net investment income and all net realized capital gains, if any, at least annually. The Emerging Markets Debt Fund will distribute substantially all of its net investment income, if any, at least quarterly and all net realized gains, if any, at least annually. All dividends and distributions are recorded on ex-dividend date.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Participation Notes (P-Notes) — To the extent consistent with its investment objective and strategies, a Fund may acquire P-Notes issued by participating banks or broker-dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market. The P-Notes in which the Fund may invest will typically have a maturity of one year. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate. In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security

SEI Institutional International Trust / Annual Report / September 30, 2021	87

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

88	SEI Institutional International Trust / Annual Report / September 30, 2021

4. DERIVATIVE CONTRACTS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the year. For Funds that held derivatives throughout the year with only one type of risk exposure, additional information can be found on the Schedules of Investments and the Statements of Operations. The fair value of derivative instruments as of period end was as follows ($ Thousand):

	Asset Derivatives		Liability Derivatives
	Year Ended September 30, 2021		Year Ended September 30, 2021
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
International Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on swaps contracts Net Assets — Unrealized appreciation	$228†	Net Assets — Unrealized depreciation on swaps contracts Net Assets — Unrealized depreciation	$258†
	on futures contracts	1,352*	on futures contracts	595*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	7,830	Unrealized loss on forward foreign currency contracts	1,068

Total derivatives not accounted for as hedging instruments		$9,410		$1,921

	Asset Derivatives		Liability Derivatives
	Year Ended September 30, 2021		Year Ended September 30, 2021
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Emerging Markets Debt Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$558*	Net Assets — Unrealized depreciation on futures contracts	$489 *
	Net Assets — Unrealized appreciation		Net Assets — Unrealized depreciation
	on swaps contracts	2,105†	on swaps contracts	4,734 †
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	4,821	Unrealized loss on forward foreign currency contracts	7,050

Total derivatives not accounted for as hedging instruments		$7,484		$12,273

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

†	Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets
&	Liabilities for OTC swap contracts that have paid premiums. For centrally cleared swap contracts current days variation margin is reported within the Statements of Assets & Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2021.

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Swaptions	Futures	Forward Currency Contracts	Swaps	Total
International Fixed Income Fund

Interest rate contracts	$(14)	$765	$—	$(103)	$648

Foreign exchange contracts	—	198	(1,148)	—	(950)

Credit contracts	—	—	—	—	—
Total	$(14)	$963	$(1,148)	$(103)	$(302)

SEI Institutional International Trust / Annual Report / September 30, 2021	89

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Currency Contracts	Swaps	Total
Emerging Markets Debt Fund

Interest rate contracts	$1,483	$—	$3,863	$5,346

Foreign exchange contracts	14	2,824	—	2,838

Credit contracts	—	—	—	—
Total	$1,497	$2,824	$3,863	$8,184

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Currency Contracts	Swaps	Total
International Fixed Income Fund

Interest rate contracts	$384	$—	$(75)	$309

Foreign exchange contracts	—	3,534	—	3,534

Credit contracts	—	—	323	323
Total	$384	$3,534	$248	$4,166

Derivatives Not Accounted for as Hedging Instruments	Futures	Forward Currency Contracts	Swaps	Total
Emerging Markets Debt Fund

Interest rate contracts	$470	$—	$(5,669)	$(5,199)

Credit contracts	—	—	72	72

Foreign exchange contracts	—	4,138	(232)	3,906
Total	$470	$4,138	$(5,829)	$(1,221)

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer Account Agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the

90	SEI Institutional International Trust / Annual Report / September 30, 2021

US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

The following is a summary of the market value and variation margin of exchange-traded or centrally cleared financial derivative instruments of the Funds as of September 30, 2021 ($ Thousands):

	Financial Derivatives Assets			Financial Derivatives Liabilities
	Variation Margin Asset			Variation Margin Liability
Fund	Futures	Swap Agreements	Total	Futures	Swap Agreements	Total

International Equity Fund	$89	$—	$89	$145	$—	$145

Emerging Markets Equity Fund	518	—	518	—	—	—

International Fixed Income Fund	94	12	106	128	17	145

Emerging Markets Debt Fund	123	618	741	9	686	695

Cash pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2021 amounted to $3,647 ($ Thousands) for the International Equity Fund. Cash pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2021 amounted to $4,251 ($ Thousands) for the Emerging Markets Equity Fund. Cash pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2021 amounted to $614 ($ Thousands) for the International Fixed Income Fund. Cash pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2021 amounted to $4,682 ($ Thousands) for the Emerging Markets Debt Fund.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes

(“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by derivative type of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2021 ($ Thousands):

	Financial Derivative Assets			Financial Derivative Liabilities

International Fixed Income Fund	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged*	Net Exposures^
Bank of America	$81	$—	$81	$ 5	$—	$5	$76	$—	$76
Barclays PLC	982	—	982	115	—	115	867	—	867
BNP Paribas	1,906	—	1,906	45	—	45	1,861	—	1,861
Brown Brothers Harriman	515	—	515	11	—	11	504	—	504
Citi	72	—	72	44	—	44	28	—	28
Citigroup	990	—	990	90	—	90	900	—	900
Credit Agricole	3	—	3	—	—	—	3	—	3
Deutsche Bank	—	134	134	2	—	2	132	—	132
Goldman Sachs	336	—	336	12	—	12	324	—	324
HSBC	286	—	286	17	—	17	269	—	269
JPMorgan Chase Bank	1,754	—	1,754	293	—	293	1,461	—	1,461
Morgan Stanley	745	—	745	383	—	383	362	—	362
RBC	36	—	36	—	—	—	36	—	36
Societe Generale	37	—	37	—	—	—	37	—	37
Standard Chartered	53	—	53	22	—	22	31	—	31
State Street	23	—	23	29	—	29	(6)	—	(6)

SEI Institutional International Trust / Annual Report / September 30, 2021	91

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

	Financial Derivative Assets			Financial Derivative Liabilities

International Fixed Income Fund	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged*	Net Exposures^
UBS	$1	$—	$1	$—	$—	$—	$1	$—	$1
Westpac Banking	10	—	10	—	—	—	10	—	10

Total Over the Counter	7,830	134	7,964	1,068	—	1,068

	Financial Derivative Assets			Financial Derivative Liabilities
Emerging Markets Debt Fund	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged*	Net Exposures^
Barclays PLC	$227	$—	$227	$1,045	$—	$1,045	$(818)	$—	$(818)
Brown Brothers Harriman	1	—	1	—	—	—	1	—	1
Citi	—	—	—	266	—	266	(266)	—	(266)
Citibank	—	—	—	—	275	275	(275)	—	(275)
Citigroup	816	—	816	1,241	—	1,241	(425)	—	(425)
Deutsche Bank	11	—	11	8	—	8	3	—	3
Goldman Sachs	901	1,166	2,067	1,575	240	1,815	252	—	252
JPMorgan Chase Bank	2,010	11	2,021	1,816	71	1,887	134	—	134
Merrill Lynch	158	—	158	135	—	135	23	—	23
Morgan Stanley	80	—	80	39	—	39	41	—	41
Standard Bank	419	—	419	565	—	565	(146)	—	(146)
Standard Chartered	73	—	73	256	—	256	(183)	—	(183)
State Street	125	—	125	104	—	104	21	—	21
Total Over the Counter	4,821	1,177	5,998	7,050	586	7,636

^

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

*	Excess collateral pledged is not shown for financial reporting purposes.

No securities have been pledged or have been received as collateral for OTC financial derivative instruments as governed by ISDA Master Agreements as of September 30, 2021.

The following table discloses the volume of the Funds’ futures contracts, forward foreign currency contracts and swap activity during the year ended September 30, 2021 ($ Thousands):

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$53,032	$35,286	$–	$–
Ending Notional Balance Long	53,672	76,188	–	–
Interest Contracts
Average Notional Balance Long	–	–	74,290	45,968
Average Notional Balance Short	–	–	74,621	35,483
Ending Notional Balance Long	–	–	72,445	34,544
Ending Notional Balance Short	–	–	95,970	29,721
Currency Contracts
Average Notional Balance Short	–	–	36,231	–
Ending Notional Balance Short	–	–	35,623	–
Forward Foreign Currency Contracts:
Average Notional Balance Long	–	–	873,688	700,116
Average Notional Balance Short	–	–	870,145	701,784
Ending Notional Balance Long	–	–	998,213	679,953
Ending Notional Balance Short	–	–	991,315	682,082

92	SEI Institutional International Trust / Annual Report / September 30, 2021

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Swaps:
Credit Contracts
Average Notional Balance Long	$–	$–	$–	$5,901
Average Notional Balance Short	–	–	221	–
Interest Contracts
Average Notional Balance	–	–	15,422	214,099
Ending Notional Balance	–	–	17,423	181,775
Foreign Exchange Contracts
Average Notional Balance Long	–	–	–	557
Options/Swaptions:
Interest
Average Notional Balance Long†	–	–	5	–
Average Notional Balance Short†	–	–	1	–

† Represents cost.

5. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each fund.

SEI Investments Global Funds Services (the “Administrator”) provides administrative and transfer agency services to the Funds for annual fees, based on the average daily net assets of each fund.

SEI Investments Distribution Co. (the “Distributor”) is the distributor of the shares of the Funds. The Funds have adopted a shareholder services plan and agreement (the Service Plan) with respect to Class F (formerly Class A) and Class I Shares that allows such shares to pay service providers a fee, based on average daily net assets of each respective Class of Shares, in connection with the ongoing servicing of shareholder accounts owning such shares. The International Equity Fund has also adopted an administrative services plan and agreement (the Administrative Service Plan) with respect to Class I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of the Class I Shares, in connection with ongoing administrative services for shareholder accounts owning such Shares.

The Service Plan and Administrative Service Plan provide that shareholder service fees and administrative service fees, respectively, on Class F (formerly Class A) and Class I Shares will be paid to the Distributor, which may then be used by the Distributor to compensate financial intermediaries for providing shareholder services and administrative services, as applicable, with respect to the Shares.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustees fees and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. The voluntary waivers by the Funds’ Adviser, Administrator and/or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). The waivers are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time.

SEI Institutional International Trust / Annual Report / September 30, 2021	93

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

The following is a summary of annual fees payable to the Adviser and Distributor and the contractual and voluntary expense limitations for each Fund:

	Advisory Fee	Shareholder Servicing Fee	Administrative Servicing Fee	Voluntary Expense Limitation
International Equity Fund
Class F	0.51%	0.25%	—	1.15%
Class I	0.51%	0.25%	0.25%	1.40%
Class Y	0.51%	—	—	0.90%

Emerging Markets Equity Fund*
Class F	1.05%	0.25%	—	N/A
Class Y	1.05%	—	—	N/A
International Fixed Income Fund
Class F	0.30%	0.25%	—	1.02%
Class Y	0.30%	—	—	0.77%
Emerging Markets Debt Fund
Class F	0.85%	0.25%	—	1.36%
Class Y	0.85%	—	—	1.11%

*

Renewed as of January 31, 2021, SIMC has contractually agreed to waive its advisory fee as necessary to keep the advisory fee paid by the Fund during its fiscal year from exceeding 0.95%. This fee waiver agreement shall remain in effect until January 31, 2022 and, unless earlier terminated, shall be automatically renewed for successive one-year periods thereafter. The agreement may be amended or terminated only with the consent of the Board of Trustees.

N/A — Not applicable.

The following is a summary of annual fees payable to the Administrator:

	First $1.5 Billion of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Over $3 Billion of Assets
International Equity Fund	0.450%	0.370%	0.2900%	0.210%	0.130%
Emerging Markets Equity Fund	0.450%	0.370%	0.2900%	0.210%	0.130%
International Fixed Income Fund	0.450%	0.370%	0.2900%	0.210%	0.130%
Emerging Markets Debt Fund	0.450%	0.370%	0.2900%	0.210%	0.130%

Investment Sub-Advisory Agreements — As of September 30, 2021, SIMC has entered into Investment Sub-Advisory Agreements with the following parties:

Investment Sub-Adviser

International Equity Fund

Acadian Asset Management LLC

Causeway Capital Management LLC

INTECH Investment Management LLC

JO Hambro Capital Management Limited

Lazard Asset Management LLC

Delaware Investments Fund Advisers, a series of

Macquarie Investment Management Business Trust

WCM Investment Management LLC

Emerging Markets Equity Fund

JO Hambro Capital Management Limited

KBI Global Investors (North America) Ltd.

Neuberger Berman Investment Advisers LLC

Qtron Investments LLC

Robeco Institutional Asset Management US Inc.

RWC Asset Advisors (US) LLC

International Fixed Income Fund

AllianceBernstein L.P.

Colchester Global Investors Ltd.

Wellington Management Company, LLP

Emerging Markets Debt Fund

Colchester Global Investors Ltd.

Marathon Asset Management, L.P.

Neuberger Berman Investment Advisers LLC

Ninety One UK Ltd.

Stone Harbor Investment Partners LP

Under the investment sub-advisory agreements, each sub-adviser receives a fee, paid by SIMC.

Brokerage Commissions Paid to Affiliates — The Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission (“SEC”). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

Such commissions for the year ended September 30, 2021 were as follows ($ Thousands):

International Equity Fund	$325
Emerging Markets Equity Fund	160

94	SEI Institutional International Trust / Annual Report / September 30, 2021

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of the Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, and the effect on the Fund’s expense ratio, as a percentage of the Fund’s average daily net assets for the year ended September 30, 2021 can be found on the Statement of Operations and Financial Highlights, if applicable.

Investment in Affiliated Securities — The Funds may invest in the SEI Daily Income Trust Government Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Additionally, the Funds may invest cash collateral from the securities lending program in the SEI Liquidity Fund, L.P., also an affiliated fund.

Payment to Affiliates — Certain Officers and Trustees of the Trust are also Officers and/or Directors of the Administrator, Adviser and/or the Distributor.

The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“The Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in The Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. As of and during the year ended September 30, 2021, the Trust has not participated in the Program.

6. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments, during the year ended September 30, 2021, were as follows:

	International Equity Fund ($ Thousands)	Emerging Markets Equity Fund ($ Thousands)	International Fixed Income Fund ($ Thousands)	Emerging Markets Debt Fund ($ Thousands)
Purchases
U.S. Government	$—	$—	$13,620	$—
Other	4,622,493	1,914,416	369,081	1,383,443
Sales
U.S. Government	—	—	5,308	1,679
Other	4,723,393	1,994,706	314,169	1,293,589

7. FEDERAL TAX INFORMATION:

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital and distributable earnings, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, investments in swaps, investments in passive foreign investment companies, distribution reclassification, REIT income reclassification and foreign currency transactions. The permanent difference that is credited or charged to Paid in Capital

SEI Institutional International Trust / Annual Report / September 30, 2021	95

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2021

and Distributable Earnings as of September 30, 2021 is primarily related to nondeductible excise tax paid during the year.

	Paid-in Capital ($ Thousands)	Distributable Earning (Accumulated Losses)
Emerging Markets Equity Fund	$(17)	$ 17

These reclassifications have no impact on net assets of the net asset value per share.

The tax character of dividends and distributions declared during the last two years were as follows:

		Ordinary Income ($Thousands)	Long-term Capital Gain ($ Thousands)	Total ($Thousands)

International Equity Fund	2021	$43,996	$—	$43,996
	2020	75,520	—	75,520
Emerging Markets Equity Fund	2021	10,653	—	10,653
	2020	20,681	—	20,681
International Fixed Income Fund	2021	—	149	149
	2020	16,125	746	16,871
Emerging Markets Debt Fund	2021	30,547	—	30,547
	2020	12,511	—	12,511

As of September 30, 2021, the components of Distributable Earnings (Accumulated Losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
International Equity Fund	$258,794	$315,458	$—	$—	$—	$600,485	$2	$1,174,739
Emerging Markets Equity Fund	15,702	144,053	—	—	—	336,556	(2)	496,309
International Fixed Income Fund	469	4,994	—	—	—	3,712	(9,097)	78
Emerging Markets Debt Fund	3,052	—	(9,725)	—	—	(65,043)	(14,253)	(85,969)

Post-October losses represent losses realized on investment transactions from November 1, 2020 through September 30, 2021 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

The Funds have capital losses carried forward as follows:

	Short-Term ($ Thousands)	Long-Term ($ Thousands)	Total Capital Loss Carryforwards ($ Thousands)
Emerging Markets Debt Fund	$—	$9,725	$9,725

For fiscal year ended September 30, 2021, the following Funds utilized capital loss carryforward from prior year to offset current year realized gain:

Amount Utilized ($ Thousands)
International Equity Fund	$29,195
Emerging Markets Equity Fund	83,049
International Fixed Income Fund	419
Emerging Markets Debt Fund	13,287

For Federal income tax purposes, the cost of securities owned at September 30, 2021, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in derivatives, passive foreign investment companies and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at September 30, 2021, was as follows:

96	SEI Institutional International Trust / Annual Report / September 30, 2021

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation/ (Depreciation) ($ Thousands)
International Equity Fund	$4,118,845	$768,004	$(167,519)	$ 600,485
Emerging Markets Equity Fund	1,578,732	452,795	(116,239)	336,556
International Fixed Income Fund	530,858	14,681	(10,969)	3,712
Emerging Markets Debt Fund	1,567,424	41,792	(106,835)	(65,043)

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2021, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

To the extent consistent with its Investment Strategy, a Fund may have one of more of the following principal risks:

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed-income securities that the Funds acquire.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of a Fund’s investments in active positions in currencies and securities or other investments denominated in, and/or receiving revenues in, foreign currencies and the Fund’s active management of its currency exposures, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.

In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund’s active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Economic Risks of Global Health Events — Global health events and pandemics, such as COVID-19, have the ability to affect—quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Funds invest. A low interest rate environment may present greater interest rate risk, because there may be

SEI Institutional International Trust / Annual Report / September 30, 2021	97

NOTES TO FINANCIAL STATEMENTS (Concluded)

September 30, 2021

a greater likelihood of rates increasing and rates may increase more rapidly.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Funds’ actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Funds’ expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancing and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Funds.

Please refer to each Fund’s current prospectus for additional disclosure regarding the risks associated with investing in the Funds. The foregoing is not intended to be a complete discussion of the risks associated with the investment strategies of the Funds.

9. SECURITIES LENDING

A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that a Fund may be delayed or restricted from recovering the loaned securities or disposing of the collateral for the loan which could give rise to loss because of adverse market actions expenses and/or delays in connection with the disposition of the underlying securities.

Cash collateral received in connection with securities lending is invested in eligible securities by the lending

98	SEI Institutional International Trust / Annual Report / September 30, 2021

agent. These investments may include the SEI Liquidity Fund, L.P. (“Liquidity Fund”) and the Fund bears its pro rata portion of the Liquidity Fund’s expenses and is subject to the risk of loss in the underlying investments of the Liquidity Fund and losses on such investment. There is no guarantee that these investments will not lose value.

The following is a summary of securities lending agreements held by certain Funds which would be subject to offset as of September 30, 2021

($ Thousands):

		Securities Loaned at Value		Cash Collateral Received(1)	Net Amount
International Equity Fund	$	153,788	$	153,788	$—
Emerging Markets Equity Fund		16,962		16,962	—
Emerging Markets Debt Fund		40,260		40,260	—

(1)

Excess collateral received in connection with the above securities lending transactions is not shown for financial reporting purposes. See each Fund’s Schedule of Investments for the total collateral received.

10. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of September 30, 2021, SPTC held of record the following:

Fund	Class F	Class I	Class Y
International Equity Fund	96.39%	—%	47.12%
Emerging Markets Equity Fund	94.73%	—%	61.18%
International Fixed Income Fund	97.36%	—%	98.89%
Emerging Markets Debt Fund	98.15%	—%	53.67%

SPTC is not a direct service provider to the SEI Funds. However, SPTC performs a role in the comprehensive investment solution that SEI provides to investors. SPTC holds shares in the Funds as custodian for shareholders that are clients of independent registered investment advisers, financial planners, bank trust departments and other financial advisers. SPTC maintains omnibus accounts at the Fund’s transfer agent.

11. REGULATORY MATTERS

On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit London Inter-Bank Offered Rate (LIBOR) rates after 2021. On March 5, 2021, the ICE Benchmark Administration clarified that the publication of LIBOR on a representative basis will cease for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. The elimination of the LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for a Fund. The effect of any changes to, or discontinuation of, LIBOR on a Fund will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on a Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

12. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosure and/or adjustments were required to the financial statements as of September 30, 2021.

SEI Institutional International Trust / Annual Report / September 30, 2021	99

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

SEI Institutional International Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SEI Institutional International Trust, comprised of the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund, and Emerging Markets Debt Fund (collectively, the Funds), including the schedules of investments, as of September 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

November 29, 2021

100	SEI Institutional International Trust / Annual Report / September 30, 2021

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of September 30, 2021.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5794.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 75 yrs. old	Chairman of the Board of Trustees*	since 1989	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	93	President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust from 2015 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 81 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003.Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	93	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds from 1991 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund from 2014 to 2018. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, Schroder Series Trust, Schroder Global Series Trust and SEI Catholic Values Trust.
TRUSTEES
George J. Sullivan Jr.[3] One Freedom Valley Drive, Oaks, PA 19456 78 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	93	Member of the independent review committee for SEI’s Canadian-registered mutual funds from 2011 to 2017. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust from 1996 to 2017. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust and New Covenant Funds.

3	George J. Sullivan, Jr. passed away on October 13, 2021.

SEI Institutional International Trust / Annual Report / September 30, 2021	101

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 64 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	93	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 73 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	93	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 79 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	93	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, The KP Funds, New Covenant Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 78 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	93	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 66 years old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006- 2015. Partner Ernst & Young LLP from 1997-2015. Prudential, 1983-1997.Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	93	Trustee of SEI Insurance Products Trust from 2016 to 2020. Trustee of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James B. Taylor One Freedom Valley Drive Oaks, PA 19456 70 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Tech Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	93	Trustee of SEI Insurance Products Trust from 2018 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.
Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 62 years old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2008. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	93	Trustee of SEI Insurance Products Trust from 2019 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.
Thomas Melendez One Freedom Valley Drive Oaks, PA 19456 61 years old	Trustee	since 2021	Retired since 2019. Investment Officer and Institutional Equity Portfolio Manager at MFS Investment Management from 2002 to 2019. Director of Emerging Markets Group, General Manager of Operations in Argentina and Portfolio Manager for Latin America at Schroders Investment Management from 1994 to 2002.	84	Trustee of Boston Children’s Hospital, The Partnership Inc. and Brae Burn Country Club (non-profit organizations). Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust and SEI Asset Allocation Trust. Independent Consultant of Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust and New Covenant Funds.

102	SEI Institutional International Trust / Annual Report / September 30, 2021

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 75 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Peter A. Rodriguez One Freedom Valley Drive Oaks, PA 19456 59 yrs. old	Controller and Chief Financial Officer	since 2020	Director, Fund Accounting, SEI Investments Global Funds Services since April 2020 and previously from March 2011 to March 2015; Director, Financial Reporting from June 2017 to March 2020. Director, Centralized Operations from March 2015 to June 2017.	N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 58 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust from 2013 to 2020. Chief Compliance Officer of The KP Funds from 2013 to 2020. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III since 2014. Chief Compliance Officer of Winton Series Trust from 2014 to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund from 2014 to 2018. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015. Chief Compliance Officer of Schroder Series Trust and Schroder Global Series Trust since 2017.	N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 53 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 50 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 45 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 53 yrs. old	Vice President	since 2012	Director of Global Investment Product Management since January 2004.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 40 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust and New Covenant Funds.

SEI Institutional International Trust / Annual Report / September 30, 2021	103

DISCLOSURE OF FUND EXPENSES (Unaudited)

September 30, 2021

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period April 1, 2021 to September 30, 2021.

The table on this page illustrates your fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period”.

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Annualized Expense Ratios	Expenses Paid During Period *
International Equity Fund
Actual Fund Return
Class F	$1,000.00	$1,028.80	1.07%	$5.44
Class I	1,000.00	1,027.20	1.32	6.71
Class Y	1,000.00	1,029.60	0.82	4.17
Hypothetical 5% Return
Class F	$1,000.00	$1,019.70	1.07%	$5.42
Class I	1,000.00	1,018.45	1.32	6.68
Class Y	1,000.00	1,020.96	0.82	4.15
Emerging Markets Equity Fund
Actual Fund Return
Class F	$1,000.00	$953.80	1.71%	$8.38
Class Y	1,000.00	955.10	1.46	7.16
Hypothetical 5% Return
Class F	$1,000.00	$1,016.50	1.71%	$8.64
Class Y	1,000.00	1,017.75	1.46	7.38

	Beginning Account Value 4/1/21	Ending Account Value 9/30/21	Annualized Expense Ratios	Expenses Paid During Period *
International Fixed Income Fund
Actual Fund Return
Class F	$1,000.00	$1,000.00	1.02%	$5.11
Class Y	1,000.00	1,001.90	0.77	3.86
Hypothetical 5% Return
Class F	$1,000.00	$1,019.96	1.02%	$5.16
Class Y	1,000.00	1,021.21	0.77	3.90
Emerging Markets Debt Fund
Actual Fund Return
Class F	$1,000.00	$1,020.40	1.36%	$6.94
Class Y	1,000.00	1,021.70	1.11	5.68
Hypothetical 5% Return
Class F	$1,000.00	$1,018.20	1.36%	$6.93
Class Y	1,000.00	1,019.45	1.11	5.67

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

104	SEI Institutional International Trust / Annual Report / September 30, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

September 30, 2021

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the SIMC Liquidity Risk Oversight Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on March 23, 2021, the Trustees received a report from the SIMC Liquidity Risk Oversight Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The SIMC Liquidity Risk Oversight Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented on December 1, 2018. The SIMC Liquidity Risk Oversight Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The SIMC Liquidity Risk Oversight Committee further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

SEI Institutional International Trust / Annual Report / September 30, 2021	105

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS

(Unaudited)

SEI Institutional International Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Investment Advisory Agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”) cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any Investment Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In the case of the initial approval of a Sub-Advisory Agreement, only the approval of a majority of the Board, including a majority of the Independent Trustees, is required, pursuant to an exemptive order that has been granted to the Trust by the Securities and Exchange Commission. In connection with their consideration of such initial approvals and renewals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

106	SEI Institutional International Trust / Annual Report / September 30, 2021

At the March 22-24, 2021 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on December 8-9, 2020, June 22-23, 2021 and September 14-15, 2021. In each case, the Board’s approval (or renewal) was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates’ voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding any applicable cap, as well as SIMC’s contractual waiver of its management fee with respect to the Emerging Markets Equity Fund to prevent the management fee from exceeding a specified cap, and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following

SEI Institutional International Trust / Annual Report / September 30, 2021	107

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS

(Unaudited) (Concluded)

evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

108	SEI Institutional International Trust / Annual Report / September 30, 2021

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a September 30, 2021, taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2021, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended September 30, 2021, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Return of Capital	(B) Long Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	(D) Total Distributions (Tax Basis)	(E) Dividends Qualifying for Corporate Dividends Rec. Deduction(1)	(F) Qualifying Dividend Income (15% Tax Rate for QDI)(2)	(G) U.S. Government Interest(3)	(H) Interest Related Dividends(4)	(I) Short-Term Capital Gain Dividends(5)
International Equity Fund	0.00%	0.00%	100.00%	100.00%	0.00%	89.82%	0.00%	0.00%	0.00%
Emerging Markets Equity Fund	0.00%	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%
International Fixed Income Fund	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Emerging Markets Debt Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended September 30, 2021, the amount of foreign source income and foreign tax credit are as follows (Thousands):

Fund	Foreign Source Income	Foreign Tax Credit Pass Through
International Equity	$104,171	$7,876
Emerging Markets Equity	23,570	9,255

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.

(2)

“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Fund to designate the max amount permitted by law.

(3)

“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

Items (A), (B), (C) and (D) are based on the percentage of each fund’s total distribution.

Items (E) and (F) are based on the percentage of “Ordinary Income Distributions.”

Item (G) is based on the percentage of gross income of each Fund.

Item (H) is based on the percentage of net investment income distributions.

Item (I) is based on the percentage of short-term capital gains distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Institutional International Trust / Annual Report / September 30, 2021	109

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SEI INSTITUTIONAL INTERNATIONAL TRUST / ANNUAL REPORT / SEPTEMBER 30, 2021

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Thomas Melendez

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter A. Rodriguez

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President and Secretary

David F. McCann

Vice President and Assistant Secretary

Aaron Buser

Vice President and Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

and Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F-018 (9/21)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote and Hubert L. Harris, Jr.    Ms. Cote and Mr. Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Fiscal Year 2021			Fiscal Year 2020
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$211,080	$0	N/A	$208,580	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$331,000	$0	$0	$534,502	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed in this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2021	Fiscal 2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2021 and 2020 were $331,000 and $534,502, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations, and an attestation report in accordance with Rule 17Ad-13.

(h) During the past fiscal year, the Registrant’s principal accountant provided certain non-audit services to the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of the Registrant’s Board of Trustees reviewed and considered these non-audit services provided by the Registrant’s principal accountant to the Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund, and Emerging Markets Debt Fund are included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18th 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule

30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional International Trust

By:	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 8, 2021

By:	/s/ Peter A. Rodriguez
Peter A. Rodriguez
Controller & CFO

Date: December 8, 2021